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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LAREDO PETROLEUM, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

April 4, 2016

To the Stockholders of Laredo Petroleum, Inc.:

        You are invited to attend our 2016 Annual Meeting of Stockholders, which will be held at the Thomas Gilcrease Museum, 1400 North Gilcrease Museum Road, Tulsa, Oklahoma 74127, on Wednesday, May 25, 2016, at 9:00 a.m. Central Time.

        Details of the business to be conducted at the meeting are described in the attached Notice of 2016 Annual Meeting of Stockholders and Proxy Statement.

        We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials ("Notice") instead of a paper copy of our Annual Report, which includes our Form 10-K for the fiscal year ended December 31, 2015, Proxy Statement and proxy card. We believe this process allows us to provide stockholders with the information needed in connection with our Annual Meeting in a timely manner, while saving costs and conserving resources. The Notice contains instructions on how to access these documents over the Internet, as well as instructions on how to request a paper copy of the materials, if desired. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail.

        Your vote is important, and we encourage you to vote whether or not you plan to attend the meeting. Please either vote by telephone or over the Internet or sign, date and return your proxy card, following the instructions on the Notice or proxy materials, so that your shares will be represented. If you are a stockholder of record and plan to attend the meeting, you may also vote in person.

        We look forward to seeing you at the meeting.

Sincerely,

Randy A. Foutch Chairman and Chief Executive Officer

LAREDO PETROLEUM, INC.
15 W. Sixth Street, Suite 900
Tulsa, Oklahoma 74119

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME	9:00 a.m. Central Time on Wednesday, May 25, 2016
PLACE	Thomas Gilcrease Museum, 1400 North Gilcrease Museum Road, Tulsa, Oklahoma 74127
ITEMS OF BUSINESS
(1) To elect three Class III directors to our board of directors to hold office until the expiration of their three-year term in 2019 and thereafter until their respective successors are duly elected and qualified.

(2) To approve an amendment to the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan to, among other things, increase the maximum number of shares of our common stock issuable under the plan from 10,000,000 shares to 24,350,000 shares, and to approve the performance-based compensation terms thereunder for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.
(3) To ratify the appointment of Grant Thornton LLP as the Company's independent registered accounting firm.
(4) To hold an advisory vote approving the compensation of our named executive officers.
(5) To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
RECORD DATE	You can vote if, at the close of business on March 28, 2016, you were a holder of record of our common stock.
PROXY VOTING
All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote promptly by voting by telephone at 1-800-690-6903 or over the Internet at www.proxyvote.com (or if you received a paper copy of the proxy materials, by signing and returning the proxy card in the envelope provided).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2016

        The Company's Notice of Annual Meeting, Proxy Statement and our 2015 Annual Report, including the Form 10-K for the fiscal year ended December 31, 2015, are available over the Internet at http://materials.proxyvote.com/516806. Alternatively, if you received a paper copy of the proxy materials (which include the proxy card), you may vote by signing and returning the proxy card in the envelope provided.

        This Notice, Proxy Statement and the form of proxy/voting instructions are first being sent or made available to stockholders on or about April 4, 2016.

April 4, 2016
Tulsa, Oklahoma

By Order of the Board of Directors, Kenneth E. Dornblaser Senior Vice President, General Counsel and Secretary

EXECUTIVE SUMMARY

        This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider and is not a form for voting. You should read the entire Proxy Statement carefully before voting.

General Information	Items to be Voted On

Meeting: Annual Meeting of Stockholders

Meeting Location: Thomas Gilcrease Museum, 1400 North Gilcrease Museum Road, Tulsa, Oklahoma 74127	Proposal	Board of Director Recommendations

Date: 9:00 a.m. Central Time on May 25, 2016	No. 1: Election of three directors	FOR

Record Date: March 28, 2016 Common Shares Outstanding as of Record Date: 213,447,648 Stock Symbol: LPI Stock Exchange: NYSE Registrar & Transfer Agent: American Stock Transfer and Trust Company	No. 2: Approval of an Amendment to the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan and of the performance-based compensation terms thereunder for purposes of Section 162(m)	FOR

State and Year of Incorporation: Delaware (2011) Corporate Headquarters: 15 West 6th Street, Suite 900 Tulsa, Oklahoma 74119	No. 3: Ratification of appointment of independent public accounting firm	FOR

Corporate website: www.laredopetro.com Investor Relations website: http:\\investor.laredopetro.com	No. 4: Advisory vote to approve the compensation of named executives	FOR

Corporate Governance	Executive Compensation

Board Meetings in fiscal 2015: 7

Standing Board Committees (Meetings in fiscal 2015):

                Audit (9); Compensation (7); Nominating &

                Corporate Governance (4)

Separate Chairman and CEO: No

Independent Directors Meet without Management: Yes

Staggered Board of Directors: Yes

Stockholder Rights Plan: No

Director and Officer Share Ownership Guidelines: Yes

Hedging and Short Sale Policy: Yes

CEO: Randy A. Foutch (age 64)
 Fiscal 2015 CEO Total Direct Compensation:

•

Base Salary: $800,000

•

Annual Performance Bonus: $863,000

•

Long-Term Incentives: $4,587,463

Key Elements of our Executive Compensation Program:

•

Competitive Base Salary

•

Short-term incentive payouts

•

Long-Term Equity Incentives comprised of:

o

Stock options

o

Performance units

o

Restricted stock

•

Other Benefit Plans and Programs such as a 401(k) plan

Fiscal 2015 Highlights

• Produced a Company record 16.3 million barrels of oil equivalent, an increase of 18% from 2014
• Reduced general and administrative expenses to $5.53 per barrel of oil equivalent, a decrease of 28% from 2014
• Reduced capital expenditures in exploration and development activities and other fixed assets to $530 million, a decrease of 60% from 2014, to more properly align capital with expected cash flows
• Gathered 4.6 million barrels of crude oil, an increase of 190% from 2014

 •  Commenced operations of the Medallion Gathering & Processing LLC crude oil gathering system, in which we own a 49% interest, growing volumes of transported oil to 69,000 barrels per day in the fourth quarter of 2015

• Gathered 28.5 billion cubic feet of natural gas, an increase of 55% from 2014

LAREDO PETROLEUM, INC.
15 W. Sixth Street, Suite 900
Tulsa, Oklahoma 74119

PROXY STATEMENT

2016 ANNUAL MEETING OF STOCKHOLDERS

        The board of directors of Laredo Petroleum, Inc. (the "Company," "we," "us" or "our") requests your proxy for the 2016 Annual Meeting of Stockholders that will be held Wednesday, May 25, 2016, at 9:00 a.m. Central Time, at the Thomas Gilcrease Museum, 1400 North Gilcrease Museum Road, Tulsa, Oklahoma 74127 (the "Annual Meeting"). By granting the proxy, you authorize the persons named on the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

        In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), we are providing our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the "Notice") will be mailed to most of our stockholders on or about April 4, 2016. The Notice will include (i) instructions on how to access the Company's proxy materials electronically, (ii) the date, time and location of the Annual Meeting, (iii) a description of the matters intended to be acted upon at the Annual Meeting, (iv) a list of the materials being made available electronically, (v) instructions on how a stockholder can request to receive paper or e-mail copies of the Company's proxy materials, (vi) any control/identification numbers that a stockholder needs to access his or her proxy card and instructions on how to access the proxy card and (vii) information about attending the Annual Meeting and voting in person. Stockholders will have the ability to access the proxy materials on the website referred to in the Notice, or request a printed set of the proxy materials to be sent to them by following instructions on the Notice.

        If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.

Q.
Who is entitled to vote at the Annual Meeting?

A.
Holders of record of our common stock at the close of business on March 28, 2016, which we refer to as the "Record Date," are entitled to vote at the Annual Meeting. As of the Record Date, there were 213,447,648 shares of our common stock outstanding. Stockholders are entitled to cast one vote per share on each matter presented for consideration and action at the Annual Meeting.

Q.
What is the purpose of the Annual Meeting?

A.
At the Annual Meeting, stockholders will consider and vote upon the following matters:

(1)
Election of three Class III directors to our board of directors until the annual meeting of stockholders to be held in the year 2019 and until their respective successors are duly elected;

(2)
An amendment to the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan (the "2011 Plan") to, among other things, increase the maximum number of shares of our common stock issuable under the plan from 10,000,000 shares to 24,350,000 shares (the "Amendment"), and to approve the performance-based compensation terms thereunder for purposes of Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended ("the Code");

  (3)
  Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016;

  (4)
  An advisory vote approving the compensation of our named executive officers; and

  (5)
  Such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Q.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A.
In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we are sending to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder's election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Q.
Why didn't I receive a Notice in the mail regarding the Internet availability of proxy materials?

A.
We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to help reduce the costs we incur in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

Q.
Can I vote my stock by filling out and returning the Notice?

A.
No. However, the Notice will provide instructions on how to vote over the Internet, by telephone, by requesting and returning a paper proxy card or by submitting a ballot in person at the Annual Meeting.

Q.
How can I access the proxy materials over the Internet?

A.
Your Notice or proxy card will contain instructions on how to view our proxy materials on the Internet. Our proxy materials are also available on our website at: www.laredopetro.com.

  You may vote by any of the following four methods:

  (1)
  Internet.    Vote over the Internet at www.proxyvote.com, the website for Internet voting. Simply follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card, and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 24, 2016.

  (2)
  Telephone.    Vote by telephone by following the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on May 24, 2016.

  (3)
  Mail.    If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the board of directors. If mailed, your completed and signed proxy card must be received by May 24, 2016.

  (4)
  Meeting.    If you are a stockholder of record, you may attend and vote at the Annual Meeting on May 25, 2016.

  If you hold your Company shares in a brokerage account, your ability to vote over the Internet or by telephone depends on your broker's voting process. Please follow the directions on your proxy card or the voter instruction card from your broker carefully.

  The board of directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.

Q.
How can I vote my shares in person at the Annual Meeting?

A.
Stockholders of Record.    If your shares are registered directly in your name with the American Stock Transfer and Trust Company ("AST"), our "transfer agent," you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being mailed to you. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you decide later not to attend the Annual Meeting.

B.
Beneficial Owners.    Most of our stockholders hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a "legal proxy" from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. You will need to contact your broker, bank or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.

Q.
How does the board of directors recommend that I vote?

A.
Our board of directors recommends that you vote:

(1)
"FOR" the election of the Company's nominees to the board of directors.

(2)
"FOR" the Amendment to the 2011 Plan and the approval of the performance-based compensation terms thereunder for purposes of Section 162(m).

(3)
"FOR" ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2016.

(4)
"FOR" the advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).

Q.
What is the voting requirement to approve each of the items?

A.	Item One—Election of directors	The persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. As a result, the three nominees for election as Class III directors who receive the greatest number of votes will be elected directors. Abstentions, broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.

Item Two—Amendment of the 2011 Plan and approval of the performance-based compensation terms thereunder for purposes of Section 162(m)	To be approved by the stockholders, this item must receive the "FOR" vote of a majority of the votes cast on this proposal at the Annual Meeting. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal. Abstentions, if any, have the same effect as votes against the matter.

Item Three—Ratification of appointment of independent public accounting firm	To be approved by the stockholders, this item must receive the "FOR" vote of a majority of the votes cast on this proposal at the Annual Meeting. Broker non-votes, if any, will be counted as votes "FOR" this proposal. Abstentions, if any, have the same effect as votes against the matter.

Item Four—Advisory vote approving the compensation of our named executive officers	To be approved by the stockholders, this item must receive the "FOR" vote of a majority of the votes cast on this proposal at the Annual Meeting. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal. Abstentions, if any, have the same effect as votes against the matter. The results of the votes on this Item Four are not binding on the board of directors, whether or not the resolution is passed under these voting standards.
Q.
What happens if additional matters are presented at the Annual Meeting?

A.
Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q.
What happens if I do not give specific voting instructions?

A.
If you are a stockholder of record, and vote without giving specific voting instructions, the proxyholders will vote your shares in the manner recommended by our board of directors on all matters presented in this Proxy Statement, and, with respect to any other matters that may properly come before the Annual Meeting, as the proxyholders may determine in their discretion.

  If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your shares will constitute "broker non-votes." Generally, broker non-votes occur when a broker is not permitted to vote on a matter without instructions from the beneficial owner and such instructions are not given. Except with respect to Item Three listed above, in tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, other than for Item Three, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

  If you hold your shares through a broker, bank or other nominee and you do not provide your broker with specific voting instructions, your broker may vote your shares only with respect to certain matters considered routine. Specifically, your broker may not vote on the election of directors, the amendment to the 2011 Plan and approval of the performance-based compensation terms thereunder for purposes of Section 162(m) or the compensation of our named executive officers if you do not furnish instructions for these items. Your broker may vote in its discretion on the ratification of the appointment of our independent public accounting firm.

Q.
What is the quorum requirement for the Annual Meeting?

A.
A majority of the Company's outstanding shares as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:

•
are present and vote at the Annual Meeting; or

•
properly submit a proxy card or vote over the Internet or by telephone.

  Broker non-votes are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting. If a quorum is not present, the chairman of the Annual Meeting may adjourn the meeting to another place, if any, date, or time.

Q.
How can I change my vote after I return my proxy card?

A.
If you are a stockholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•
First, you may send a written notice to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119, stating that you would like to revoke your proxy.

•
Second, you may complete and submit another valid proxy by mail, telephone or over the Internet that is later dated and if mailed, is properly signed, or if submitted by telephone or over the Internet is received by 11:59 p.m. Eastern Time on May 24, 2016. Any earlier proxies will be revoked automatically.

•
Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

  If you hold your shares through a broker, bank or other nominee and you have instructed the broker, bank or other nominee to vote your shares, you must follow directions from your broker, bank or other nominee to change your vote.

Q.
Who will tabulate the votes?

A.
The board of directors has appointed our transfer agent, AST, to certify the tabulated vote and AST will have a representative to act as the independent inspector of elections for the Annual Meeting. AST will be responsible for (i) determining the presence of a quorum at the Annual Meeting, (ii) receiving all votes and ballots, whether by proxy or in person, with regard to all issues voted upon at the Annual Meeting, (iii) counting and tabulating all such votes and ballots and (iv) determining and reporting the results with regard to all such issues voted upon at the Annual Meeting.

Q.
Where can I find the voting results of the Annual Meeting?

A.
We intend to announce preliminary voting results at the Annual Meeting and publish preliminary results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

Q.
How can I obtain a separate set of proxy materials?

A.
We have adopted a procedure approved by the SEC known as "householding." Under this procedure, multiple stockholders residing at the same address have the convenience of receiving a single copy of our Annual Report and Proxy Statement, unless they have notified us that they want to continue receiving multiple copies. Householding allows us to reduce the environmental impact of providing proxy materials as well as printing and mailing costs.

  If you received a householded mailing this year and you would like to have additional copies of the Annual Report and/or Proxy Statement mailed to you, or you would like to revoke your consent to the householding of documents, please submit your request to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119 or by calling (918) 513-4570.

  Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse each have an account containing our common stock at different brokerage firms, your household will receive two copies of our Annual Meeting materials—one from each brokerage firm. To reduce the number of duplicate sets of materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program.

Q.
Who pays for the cost of this proxy solicitation?

A.
We will pay the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. Laredo has retained the services of Georgeson, Inc. ("Georgeson") to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries. Laredo will pay Georgeson a fee of $10,000 for its services, plus reasonable out of pocket expenses. In addition to soliciting proxies by mail, our board of directors, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. Stockholders voting over the Internet should understand that there may be costs associated with electronic access, such as the usage charges from telephone companies and Internet access providers, that must be borne by the stockholder.

Q.
Is there a list of stockholders entitled to vote at the Annual Meeting?

A.
The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Central Time for any purpose relevant to the Annual Meeting. To arrange to view this list during the times specified above, please contact the Secretary of the Company at Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119 or call (918) 513-4570.

Q.
What is the deadline to propose actions for consideration at next year's annual meeting?

A.
Stockholders who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, which we refer to as the "Exchange Act," wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2017 annual meeting of stockholders, must submit their proposals so that they are received at our principal executive offices no later than the close of business on December 5, 2016, or, in the event the Company's 2017 annual meeting is advanced or delayed more than 30 days from the date of the Annual Meeting, within a reasonable time before the Company begins to print and mail the proxy materials for the 2017 annual meeting. As the SEC rules make clear, simply submitting a proposal does not guarantee that it will be included in the Company's proxy materials.

  In addition, stockholders who wish to introduce a proposal from the floor of the 2017 annual meeting of stockholders (outside the processes of Rule 14a-8), must submit that proposal in writing to the Company's Secretary at our principal executive offices no earlier than January 19, 2017 and no later than February 20, 2017, or, in the event the Company's 2017 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the anniversary of the Annual Meeting, not later than the later of (i) the 90th day before the 2017 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2017 annual meeting is first made by the Company.

  To be in proper form, a stockholder's notice must be timely delivered to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119 and must include the information required by our Second Amended and Restated Bylaws (our "bylaws") with respect to each proposal submitted. The Company may refuse to consider any proposal that is not timely or otherwise fails to meet the requirements of our bylaws or the SEC's rules with respect to the submission of proposals.

  You may obtain a copy of our bylaws by accessing our website (www.laredopetro.com) or submitting a request to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119.

Q.
How do I nominate a candidate for election as a director?

A.
Stockholders who wish to nominate a candidate for election as a director at our 2017 annual meeting must submit their nomination in writing to the Company's Secretary at our principal executive offices no earlier than January 19, 2017 and no later than February 20, 2017, or, in the event the Company's 2017 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the Annual Meeting, not later than the later of (i) the 90th day before the 2017 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the 2017 annual meeting is first made by the Company.

  In the event that the number of directors to be elected to the board of directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase made by the Company at least 10 days before the last day a stockholder may deliver a notice of nomination in accordance with the preceding sentence, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

  To be in proper form, a stockholder's notice must be timely delivered to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119 and must include the information required by our bylaws with respect to the nomination and all other information regarding the proposed nominee and the nominating stockholder required by Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. The Company may refuse to consider any nomination that is not timely or otherwise fails to meet the requirements of our bylaws or the SEC's rules with respect to the submission of director nominations. A written statement from the proposed nominee consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any stockholder nomination.

Q.
How can I communicate with the board of directors?

A.
Stockholders or other interested parties can contact any director, any committee of the board of directors, or the Company's non-management directors as a group, by writing to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119. Comments or complaints relating to the Company's accounting, internal accounting controls or auditing matters will also be referred to members of the audit committee of our board of directors (the "Audit Committee"). All such communications will be forwarded to the appropriate member(s) of the board of directors.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

NOTE REGARDING OUR CORPORATE REORGANIZATIONS

        On December 19, 2011, pursuant to the terms of a corporate reorganization completed prior to the closing of the initial public offering of Laredo Petroleum Holdings, Inc. ("Holdings"), Holdings merged with Laredo Petroleum, LLC ("Laredo LLC" or our "predecessor"), with Holdings being the surviving entity. We refer to this reorganization as our "corporate reorganization."

        Effective December 31, 2013, we simplified our internal corporate structure. Two of our former subsidiaries, Laredo Petroleum Texas, LLC and Laredo Petroleum-Dallas, Inc., were merged with and into the company formerly known as Laredo Petroleum, Inc. The sole remaining wholly-owned subsidiary of Laredo Petroleum, Inc., formerly known as Laredo Gas Services, LLC, changed its name to Laredo Midstream Services, LLC. Laredo Petroleum, Inc., a wholly-owned subsidiary of Holdings, merged with and into Holdings with Holdings surviving and changing its name to "Laredo Petroleum, Inc (the "Company")." We refer to the events described in this paragraph collectively as our "internal consolidation."

        On October 24, 2014, Laredo Petroleum, Inc. formed Garden City Minerals LLC, a Delaware limited liability company, as a wholly-owned subsidiary for the primary purpose of holding certain mineral interests previously owned by the Company.

        As used in this Proxy Statement, the term "Laredo" refers to (i) Laredo LLC and its subsidiaries for periods prior to the merger into Holdings, (ii) Holdings and its subsidiaries for periods after such merger and prior to the internal consolidation and (iii) the Company and its subsidiaries for periods after the internal consolidation.

 ITEM ONE

ELECTION OF DIRECTORS

        In accordance with the provisions of our Amended and Restated Certificate of Incorporation, our board of directors is divided into three classes, designated Class I, Class II and Class III, with each class serving staggered terms and thereafter until their successors are duly elected and qualified. The individuals listed below currently serve as the directors in the class indicated with a term expiring at the corresponding annual meeting of stockholders. As a result, approximately one-third of the director positions will be elected at each annual meeting of stockholders.

Class III—With a term expiring 2016

B.Z. (Bill) Parker
Pamela S. Pierce
Ambassador Francis Rooney

Class I—With a term expiring 2017

Randy A. Foutch
Peter R. Kagan
Edmund P. Segner, III
Dr. Myles W. Scoggins

Class II—With a term expiring 2018

James R. Levy
Donald D. Wolf

Nominees for Class III—With a term expiring 2019

        On the recommendation of the nominating and corporate governance committee of our board of directors (the "Nominating and Corporate Governance Committee"), the board of directors has nominated B.Z. (Bill) Parker, Pamela S. Pierce and Ambassador Francis Rooney for election to the board as Class III directors of the Company and recommends that each of them be re-elected to the board of directors to serve as Class III directors, to hold office until the 2019 annual meeting of stockholders and thereafter until each of their successors is elected and qualified or his or her earlier resignation or removal.

        The biographical information for all three director nominees and our other directors is contained in the "Directors" section below.

        Assuming the presence of a quorum, each of the three director nominees receiving the affirmative vote "FOR" of a plurality of the shares voted at the Annual Meeting will be elected. Cumulative voting is not permitted in the election of directors. The board of directors recommends that you vote "FOR" the election of each of the three nominees B.Z. (Bill) Parker, Pamela S. Pierce and Ambassador Francis Rooney.

        Unless otherwise instructed, the proxyholders will vote the proxies received by them for the three nominees named above. The board of directors has no reason to believe that any of its nominees will be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, either the number of the Company's directors will be reduced or the proxyholders will vote for the election of a substitute nominee that the board of directors recommends.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF B.Z. (BILL) PARKER, PAMELA S. PIERCE AND AMBASSADOR FRANCIS ROONEY.

        Following the resignation of Jay P. Still as President, Chief Operating Officer and a director effective January 28, 2016, the board of directors made the determination to leave this seat, with a term expiring in 2018, vacant at present.

 DIRECTORS

        After the Annual Meeting, assuming the stockholders elect the three nominees of the board of directors as set forth in "Item One—Election of Directors" above, the board of directors of the Company will be:

Directors
Name	Age	Position
Randy A. Foutch	64	Chairman and Chief Executive Officer
Peter R. Kagan(1)	47	Director
James R. Levy	40	Director
B.Z. (Bill) Parker(2)(3)*	68	Director
Pamela S. Pierce(1)(3)*	61	Director
Ambassador Francis Rooney(1)(3)*	62	Director
Dr. Myles W. Scoggins(2)(3)	68	Director
Edmund P. Segner, III(2)(3)	62	Director
Donald D. Wolf(1)(2)(3)	72	Director

(1)
Member of the Compensation Committee (as defined below)

(2)
Member of the Audit Committee

(3)
Member of the Nominating and Corporate Governance Committee

        Our board of directors currently consists of nine members, each serving a three-year term that expires on the date of the corresponding annual meeting of the stockholders.

        Set forth below is biographical information about each of our nominees and the continuing directors as of March 31, 2016. * Indicates Nominees for Election.

        Randy A. Foutch is Laredo's founder and has served as Laredo's Chairman and Chief Executive Officer since that time. He also served as Laredo's President from October 2006 to July 2008. Mr. Foutch has over 31 years of experience in the oil and gas industry. Prior to our formation, Mr. Foutch founded Latigo Petroleum, Inc. ("Latigo") in 2001 and served as its President and Chief Executive Officer until it was sold to Pogo Producing Co. in May 2006. Previous to Latigo, Mr. Foutch founded Lariat Petroleum, Inc. ("Lariat") in 1996 and served as its President until January 2001 when it was sold to Newfield Exploration, Inc. He is currently serving on the board of directors of Helmerich & Payne, Inc. (where he is a member of its audit and nominating and corporate governance committees). Mr. Foutch is also a member of the National Petroleum Council and the Advisory Council of the Energy Institute at the University of Texas, Austin. From 2013 until his resignation in June 2015, he served on the board of directors of Cheniere Energy, Inc. From 2006 to August 2011, he served on the board of directors of Bill Barrett Corporation and from 2006 to 2008, on the board of directors of MacroSolve, Inc. Mr. Foutch also serves on the University of Tulsa Board of Trustees and several nonprofit and private industry boards. He holds a Bachelor of Science in Geology from the University of Texas and a Master of Science in Petroleum Engineering from the University of Houston.

        Mr. Foutch has been successful in founding other oil and gas companies and has served in director positions of various oil and gas companies. As a result, he provides a strong operational and strategic background and has valuable business, leadership and management experience and insights into many aspects of the operations of exploration and production companies. Mr. Foutch also brings financial expertise to the board of directors, including his experience in obtaining financing for startup oil and gas companies. For these reasons, we believe Mr. Foutch is qualified to serve as a director.

        Peter R. Kagan has served as one of our (or our predecessor's) directors since July 2007. He has been with Warburg Pincus since 1997 where he leads the firm's investment activities in energy and natural resources. He is a Partner of Warburg Pincus & Co. and a Managing Director of Warburg Pincus. He is also a member of Warburg Pincus' Executive Management Group. Mr. Kagan is currently on the board of directors of AAG Energy Holdings Ltd. (formerly Asian American Gas Ltd.), Antero Resources Corporation (where he serves as the lead director for the governance and nominating committee), Antero Midstream Partners LP, Brigham Resources LLC, Canbriam Energy, Inc. (where he serves on the human resources committee), Delonex Energy, Hawkwood Energy LLC, MEG Energy (where he serves on the nominating and governance committee), Navitas Midstream Partners, LLC and Venari Resources LLC (where he serves on the finance committee). He previously served on the board of directors of Broad Oak Energy, Inc. ("Broad Oak"), Targa Resources, Inc., Targa Resources Partners L.P., Lariat and Latigo. Mr. Kagan is a director of Resources for the Future and a trustee of Milton Academy. Mr. Kagan received a Bachelor of Arts degree cum laude from Harvard College and Juris Doctorate and Master of Business Administration degrees with honors from the University of Chicago.

        Mr. Kagan has significant experience with energy companies and investments and broad familiarity with the industry and related transactions and capital markets activity, which enhance his contributions to the board of directors. For these reasons, we believe Mr. Kagan is qualified to serve as a director.

        James R. Levy has served as one of our (or our predecessor's) directors since May 2007. He joined Warburg Pincus in 2006 and focuses on investments in the energy industry. He is a Partner of Warburg Pincus & Co. and a Managing Director of Warburg Pincus. Prior to joining Warburg Pincus, he worked as an Associate at Kohlberg & Company, a middle-market private equity investment firm, from 2002 to 2006, and as an Analyst and Associate at Wasserstein Perella & Co. from 1999 to 2002. Mr. Levy is currently serving on the board of directors of Antero Resources Corporation (where he serves on the audit and compensation committees), Black Swan Energy Ltd., Brigham Resources LLC, EnStorage, Inc., Hawkwood Energy LLC, Independence Resources Management LLC and Terra Energy Partners. He is a former director of Broad Oak. Mr. Levy received a Bachelor of Arts in history from Yale University.

        Mr. Levy has significant experience with investments in the energy industry and currently serves on the boards of various energy companies. For these reasons, we believe Mr. Levy is qualified to serve as a director.

        * B.Z. (Bill) Parker has served as one of our (or our predecessor's) directors since May 2007. Mr. Parker joined Phillips Petroleum Company in 1970 where he held various engineering positions in exploration and production in the United States and abroad. He later served in numerous executive positions at Phillips Petroleum Company and in 2000, he was named Executive Vice President for Worldwide Production & Operations. He retired from Phillips Petroleum Company in this position in November 2002. Mr. Parker served on the board of Williams Partners GP LLC, the general partner of Williams Partners LP, a publicly traded master limited partnership, from August 2005 to September 2010 where he also served as chairman of the conflicts and audit committees. He served on the board of directors of Latigo from January 2003 to May 2006 where he also served as chairman of the audit committee. Mr. Parker is a member of the Society of Petroleum Engineers. He received a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma.

        Mr. Parker has over 44 years of experience in the oil and gas industry, having served in various engineering and executive positions for an exploration and production company and as a director and audit committee member for various energy companies. For these reasons, we believe Mr. Parker is qualified to serve as a director.

        * Pamela S. Pierce has served as one of our (or our predecessor's) directors since May 2007. She has been a partner at Ztown Investments, Inc. since 2005, focused on investments in domestic oil and natural gas non-working interests. She also is a member of the board of directors of Scientific Drilling International, Inc. and ShawCor Ltd., an energy services company traded on the Toronto Stock

Exchange, where she also serves on the compensation committee. From 2005 to 2013, she served on the board of directors of Michael Baker, Inc., and from 2002 to 2004, she was the President of Huber Energy LP, an operating company of J.M. Huber Corporation. From 2000 to 2002, she was the President and Chief Executive Officer of Houston-based Mirant Americas Energy Capital and Production Company. She has also held a variety of managerial positions with ARCO Oil and Gas Company, ARCO Alaska and Vastar Resources. She received a Bachelor of Science Degree in Petroleum Engineering from the University of Oklahoma and a Master of Business Administration in Corporate Finance from the University of Dallas.

        Ms. Pierce is a highly experienced business executive with extensive knowledge of the energy industry. Her business acumen enhances the board of directors' discussions on all issues affecting us, and her leadership insights contribute significantly to the board of directors' decision making process. For these reasons, we believe Ms. Pierce is qualified to serve as a director.

        * Ambassador Francis Rooney has served as one of our (or our predecessor's) directors since February 2010. He has been the Chief Executive Officer of Rooney Holdings, Inc. since 1984, and of Manhattan Construction Group, Tulsa, since 2008, which is engaged in road and bridge construction, civil works and building construction and construction management in the United States, Mexico and the Central America/Caribbean region. From 2005 through 2008, he served as the U.S. Ambassador to the Holy See, appointed by President George W. Bush. Ambassador Rooney currently serves on the boards of directors of Helmerich & Payne, Inc., a publicly traded oil and gas company (where he is a member of the audit and nominating committees), and VETRA Energy Group, Bogota, Colombia. He is a member of the Board of Advisors of the Panama Canal Authority, Republic of Panama, the Board of the Florida Gulf Coast University Foundation and the Board of Visitors of the University of Oklahoma International Programs. Ambassador Rooney graduated from Georgetown University with a Bachelor of Arts and from Georgetown University Law Center with a Juris Doctorate. He is a member of the District of Columbia and Texas Bar Associations.

        Ambassador Rooney has broad business and financial experience and has served as a director of public and private energy companies. For these reasons, we believe Ambassador Rooney is qualified to serve as a director.

        Dr. Myles W. Scoggins has served as one of our directors since May 2012. Dr. Scoggins is President Emeritus of the Colorado School of Mines, an engineering and science research university with strong ties to the oil and gas industry. He served as its 16th President from June 2006 until July 2015. Dr. Scoggins retired in April 2004 after a 34-year career with Mobil Oil Corporation and ExxonMobil Corporation, where he held senior executive positions in the upstream oil and gas business. From December 1999 to April 2004, he served as Executive Vice President of ExxonMobil Production Co. Prior to the merger of Mobil and Exxon in December 1999, he was President, International Exploration & Production and Global Exploration and an officer and member of the executive committee of Mobil Oil Corporation. He has been a member of the board of directors of Cobalt International Energy, a publicly traded independent oil exploration and production company focusing on the deepwater U.S. Gulf of Mexico and offshore West Africa, since March 2010 (where he serves on the audit and the nominating and corporate governance committees); QEP Resources, Inc., a publicly traded independent onshore U.S. oil and gas exploration and production company since July 2010 (where he serves on the compensation and audit committees, chairs the governance committee and serves as lead director); and currently serves as a member of the Board of Trustees of the University of Tulsa and the National Board of Directors of the Gilcrease Museum. From February 2005 until June 2010, Dr. Scoggins was a member of the board of directors of Questar Corporation, a publicly traded Rockies-based integrated natural gas company; from March 2005 until August 2011, he was a member of the board of directors of Trico Marine Services, Inc., an integrated provider of subsea, trenching and marine support vessels and services; and from June 2007 until October 2012, he was a member of the board of directors of Venoco, Inc., a publicly traded oil and gas production company. Dr. Scoggins has a Ph.D. in Petroleum Engineering from the University of Tulsa.

        Dr. Scoggins has over 46 years of experience in the oil and gas exploration and production industry with extensive industry and management experience and expertise and has served in various senior executive and management positions in the upstream oil and gas business. For these reasons, we believe Dr. Scoggins is qualified to serve as a director.

        Edmund P. Segner, III joined our (or our predecessor's) board of directors in August 2011. Mr. Segner currently is a professor in the practice of engineering management in the Department of Civil and Environmental Engineering at Rice University in Houston, Texas, a position he has held since July 2006. In 2008, Mr. Segner retired from EOG Resources, Inc. ("EOG"), a publicly traded independent oil and gas exploration and production company. Among the positions he held at EOG were President, Chief of Staff and director from 1999 to 2007. From March 2003 through June 2007, he also served as the Principal Financial Officer of EOG. He has been a member of the board of directors of Bill Barrett Corporation, a publicly traded oil and gas company primarily active in the Rocky Mountain region of the United States, since August 2009 (where he serves on the audit, compensation and reserves & EHS committees). He has also served on the board of directors of Archrock Partners, L.P. (formerly Exterran Partners, L.P.), a publicly traded master limited partnership that provides natural gas contract operations services, since May 2009 (where he serves on the audit, compensation and conflicts committees). In February 2014, Mr. Segner also became a member of the board of directors of Midcoast Holdings, L.L.C., the general partner of Midcoast Energy Partners, L.P., a publicly traded master limited partnership (an affiliate of Enbridge Energy Company, Inc.), where he serves on the conflicts committee. From August 2009 until October 2011, Mr. Segner was a member of the board of directors of Seahawk Drilling, Inc., an offshore oil and natural gas drilling company. He also currently serves as a member of the board or as a trustee for several non-profit organizations. Mr. Segner graduated from Rice University with a Bachelor of Science degree in Civil Engineering and received an M.A. degree in economics from the University of Houston. He is a certified public accountant.

        Mr. Segner's service as President, Principal Financial Officer and director of publicly traded oil and gas exploration and development companies provides our board of directors with a strong operational, financial, accounting and strategic background and provides valuable business, leadership and management experience and insights into many aspects of the operations of exploration and production companies. Mr. Segner also brings financial and accounting expertise to the board of directors, including through his experience in financing transactions for oil and gas companies, his background as a certified public accountant, his service as a Principal Financial Officer, his supervision of principal financial officers and principal accounting officers, and his service on the audit committees of other companies. For these reasons, we believe Mr. Segner is qualified to serve as a director.

        Donald D. Wolf has served as one of our (or our predecessor's) directors since February 2010. Mr. Wolf served as the Chief Executive Officer of Quantum Resources Management from 2006 to 2009 and served as the Chairman and Chief Executive Officer of the general partner of the fund until year-end 2014 when it merged with Breitburn Energy Partners LLC, a publicly traded oil and gas company, where he currently serves as a director. He is currently Chairman of the board of Enduring Resources, LLC and a director of Aspect Energy, LLC. He served as President and Chief Executive Officer of Aspect Energy, LLC from 2004 to 2006. Prior to joining Aspect, Mr. Wolf served as Chairman and Chief Executive Officer of Westport Resources Corporation from 1996 to 2004. Mr. Wolf graduated from Greenville College, Greenville, Illinois, with a Bachelor of Science in Business Administration.

        Mr. Wolf has had a diversified career in the oil and natural gas industry and has served in executive positions for various exploration and production companies. His extensive experience in the energy industry brings substantial experience and leadership skill to the board of directors. For these reasons, we believe Mr. Wolf is qualified to serve as a director.

MEETINGS AND COMMITTEES OF DIRECTORS

        Our Corporate Governance Guidelines require that the board of directors hold at least four meetings each year, and that our independent directors meet in executive session regularly. Our board of directors held seven meetings in 2015, and our independent directors met in executive session four times in 2015. Our board of directors held four regularly scheduled quarterly meetings and three telephonic meetings in 2015. All members of the board of directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which the board member served in 2015, with the exception of Ambassador Rooney, who attended 67% of such meetings. For more information regarding the role and structure of our board of directors, refer to the "Corporate Governance" section included herein.

        The board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

        Audit Committee.    Information regarding the functions performed by the Audit Committee and its membership is set forth in the "Audit Committee Report" included herein and also in the "Audit Committee Charter" that is posted on the Company's website at www.laredopetro.com. The current members of the Audit Committee are Messrs. Segner (Chairman), Parker and Wolf and Dr. Scoggins. The Audit Committee Charter requires that the Audit Committee meet as often as it determines necessary but at least four times each year. The Audit Committee held nine meetings and nine executive sessions during 2015 either in person or by teleconference. The Audit Committee regularly meets in executive session with each of our external auditors and our internal audit manager.

        Compensation Committee.    Responsibilities of the Compensation Committee, which are discussed in detail in the "Compensation Committee Charter" that is posted on the Company's website at www.laredopetro.com, include, among other duties, the responsibility to:

  •
  in consultation with senior management, establish the Company's general compensation philosophy and objectives;

  •
  review and approve the Company's goals and objectives relevant to the compensation of the Chief Executive Officer, annually evaluate the Chief Executive Officer's performance in light of those goals and objectives and, based on this evaluation, determine the Chief Executive Officer's compensation level, including salary, bonus, incentive and equity compensation;

  •
  make recommendations to the board of directors with respect to compensation for non-Chief Executive Officer executive officers;

  •
  make recommendations to the board of directors with respect to all employment agreements, severance arrangements, change in control provisions and agreements and any special supplemental benefits applicable to the Company's executive officers;

  •
  review and make recommendations to the board of directors with respect to incentive compensation and equity-based plans;

  •
  administer the Company's equity-based compensation plans, including the grant of stock option awards and other equity awards under such plans; and

  •
  review and make recommendations to the board of directors with respect to director compensation.

        The Compensation Committee has the authority, to the extent it deems appropriate, to retain one or more compensation consultants to assist in the evaluation of director, Chief Executive Officer or other executive compensation. The Compensation Committee has the sole authority to retain and terminate any such consulting firm, and to approve the firm's fees and other retention terms. The Compensation Committee also has the authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding as determined by the Compensation Committee, for payment of compensation to any consulting firm or other advisors employed by the Compensation Committee.

        The members of the Compensation Committee are Messrs. Wolf (Chairman), Rooney and Kagan and Ms. Pierce.

        The Compensation Committee Charter requires that the Compensation Committee meet as often as it determines necessary but at least once each year. The Compensation Committee held seven meetings and six executive sessions in 2015 either in person or by teleconference.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee identifies, evaluates and recommends qualified nominees to serve on the Company's board of directors, develops and oversees the Company's internal corporate governance processes and maintains a management succession plan. Additional information regarding the functions performed by the Nominating and Corporate Governance Committee is set forth in the "Corporate Governance" section included herein and also in the "Nominating and Corporate Governance Committee Charter" that is posted on the Company's website at www.laredopetro.com.

        The members of the Nominating and Corporate Governance Committee are Ambassador Rooney (Chairman), Messrs. Parker, Segner and Wolf, Dr. Scoggins and Ms. Pierce. The Nominating and Corporate Governance Committee Charter requires that the Nominating and Corporate Governance Committee meet as often as it determines necessary but at least once each year. The Nominating and Corporate Governance Committee held four meetings in 2015 and two executive sessions.

 EXECUTIVE OFFICERS

        Set forth below is biographical information about each of our executive officers as of March 31, 2016.

        Randy A. Foutch is the Chairman of the board of directors of the Company and Laredo's Chief Executive Officer. Please see the "Directors" section above for Mr. Foutch's biographical information.

        Richard C. Buterbaugh, age 61, joined the Company in June 2012 and has served as Executive Vice President & Chief Financial Officer since December 2012. He served as Senior Vice President—Investor Relations from June 2012 to December 2012. From March 2007 to June 2011 he was Vice President—Investor Relations and Corporate Planning at Quicksilver Resources, Inc. From November 1989 to August 2006, he was with Kerr-McGee Corp., most recently as Vice President of Corporate Planning and previously as Vice President of Investor Relations and Communications. After leaving Quicksilver Resources, Inc. and prior to joining Laredo, as well as after leaving Kerr-McGee Corp. and prior to joining Quicksilver Resources, Inc., he was a consultant for oil and gas finance and management projects. Mr. Buterbaugh has 40 years of corporate finance, planning and investor relations experience in the oil and gas industry. He holds a Bachelor of Science degree in Accounting from the University of Colorado.

        Patrick J. Curth, age 64, has served as Laredo's Senior Vice President—Exploration and Land since October 2006. He has been involved in exploration and development projects in the Mid-Continent area for over three decades. Prior to joining Laredo, Mr. Curth joined Latigo in 2000 as Exploration Manager and served as Vice President—Exploration when Latigo was sold in May 2006. From 1997 to 2000, he was the Vice President—Exploration at Lariat. Mr. Curth holds a Bachelor of Arts in Geology from Windham College, a Masters Degree in Geological Sciences from the University of Wisconsin—Milwaukee and a second Masters Degree in Environmental Sciences from Oklahoma State University.

        Kenneth E. Dornblaser, age 61, joined Laredo in June 2011 as Senior Vice President and General Counsel. In 2012, Mr. Dornblaser was also appointed corporate Secretary. Immediately prior to joining Laredo, Mr. Dornblaser was a shareholder in the Johnson & Jones law firm, which he co-founded in March 1994. Prior to co-founding Johnson & Jones, Mr. Dornblaser had been engaged in the private practice of law in Tulsa, Oklahoma, with the law firm of Gable & Gotwals since 1980. Mr. Dornblaser graduated from Oklahoma State University with a Bachelor of Science degree in Accounting and the University of Oklahoma where he received a Juris Doctorate degree.

        Daniel C. Schooley, age 60, joined Laredo in 2007 and has served as Senior Vice President—Midstream and Marketing since February 2014. He served as Vice President of Marketing from 2007 to February 2014. Mr. Schooley has been in the midstream and marketing business since 1983, serving in senior level management positions at Oxley Petroleum Co., Stalwart Energy Corporation and Lumen Energy Corp. Mr. Schooley is a member of the board of directors of the Oklahoma Independent Petroleum Association and holds a Bachelors degree in Forestry and a Masters degree in Resource Economics, both from Oklahoma State University.

        Michael T. Beyer, age 40, joined Laredo in September 2007 and has served as Vice President—Controller and Chief Accounting Officer since April 2014. He served as Laredo's Controller from February 2012 to April 2014 and in various accounting roles from September 2007 to February 2012. Mr. Beyer has more than 15 years of experience in accounting, with the majority in the energy industry. Prior to joining Laredo, he worked in the tax field and spent five years at a private energy company, from 2002 to 2007. He received his Bachelor of Business Administration in Accounting from the University of Oklahoma and has been a Certified Public Accountant since 2002.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The following discussion and analysis contains statements regarding our named executive officers' past and future performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management's expectations or estimates of results or other guidance.

Introduction

        The following compensation discussion and analysis describes the material elements of compensation for our named executive officers as determined by the compensation committee of our board of directors (the "Compensation Committee") for 2015. In particular, this "Compensation Discussion and Analysis" (1) provides an overview of Laredo's historical and proposed compensation policies and programs; (2) explains our compensation objectives, policies and practices with respect to our executive officers; and (3) identifies the elements of compensation for each of the individuals identified in the "Named Executive Officers" table, who we refer to in this "Compensation Discussion and Analysis" as our "named executive officers."

Named Executive Officers

        For the 2015 fiscal year, our named executive officers were:

• Randy A. Foutch	Chairman and Chief Executive Officer
• Richard C. Buterbaugh	Executive Vice President and Chief Financial Officer
• Jay P. Still	President and Chief Operating Officer
• Patrick J. Curth	Senior Vice President—Exploration & Land
• Kenneth E. Dornblaser	Senior Vice President and General Counsel

        Messrs. Foutch and Buterbaugh are named executive officers by reason of their positions as the principal executive officer ("PEO") and principal financial officer ("PFO"), respectively, of the Company during the year. Mr. Still, Mr. Curth and Mr. Dornblaser are named executive officers as they are our three most highly compensated executive officers (other than our PEO and PFO) who were serving in such capacity at the end of 2015. Mr. Still resigned as President and Chief Operating Officer and as a member of our board of directors effective January 28, 2016.

2015 Company Highlights

        During 2015, commodity prices for crude oil, natural gas liquids and natural gas experienced sharp declines, creating significant challenges for the energy industry. This downward trend further accelerated into 2016, with crude oil prices reaching a twelve-year low in February 2016. As a result, all phases of our operations were impacted meriting important changes to our compensation structure, as more fully discussed below. Additionally, in response to market conditions, management took decisive steps early in 2015, including closing our Dallas office and reducing our workforce by approximately 20% in late January and early February 2015.

        Despite the challenges presented by the depressed commodity price environment in 2015, we achieved a number of significant accomplishments. Among our highlights in 2015 were the following:

        Exploration and production segment:

  •
  Produced a Company record 16.3 million barrels of oil equivalent, an increase of 18% from 2014

  •
  Reduced general and administrative expenses to $5.53 per barrel of oil equivalent, a decrease of 28% from 2014

  •
  Reduced capital expenditures in exploration and development activities and other fixed assets to $530 million, a decrease of 60% from 2014, to more properly align capital with expected cash flows

        Midstream and marketing segment:

  •
  Gathered 4.6 million barrels of crude oil, an increase of 190% from 2014

  •
  Gathered 28.5 billion cubic feet of natural gas, an increase of 55% from 2014

  •
  Commenced commercial operations of the Medallion Gathering & Processing LLC ("Medallion") crude oil gathering system, in which we own a 49% interest, growing Medallion transported volumes of oil to 69,000 barrels per day in the fourth quarter of 2015

        In addition, as a result of our hedge position put into place by management and our board of directors in prior years, we received approximately $255 million in cash settlements on commodity derivatives that matured in 2015. This resulted in an average sale price increase of $31.14 per barrel of crude oil and $0.49 per thousand cubic feet of natural gas, as compared to pre-hedged average sales prices.

Summary of our Compensation Program

        Compensation of our executive officers includes the following key components:

  •
  base salaries;

  •
  annual cash bonus award, based primarily on overall Company performance, with consideration also given to relative individual performance; and

  •
  long-term equity-based incentive awards, based primarily on the relative contribution of various officer positions, with consideration given to relative individual performance.

Compensation Best Practices

        The Company maintains compensation arrangements intended to optimize returns to shareholders and include best practice features.

What We Do	What We Don't Do
Maintain robust equity ownership guidelines for executives	Provide excise tax gross-ups for executives
Tie a significant portion of annual incentive compensation to Company performance and stock performance	Provide for "single trigger" change in control severance
Utilize an independent compensation consultant	Provide long-term employment agreements to executives
Perform an annual compensation risk assessment	Allow for option repricing without stockholder approval
Provide at least 50% of long-term incentives in the form of performance-based compensation	Allow directors or officers to pledge and/or hedge Company stock

Process for Determining Executive Compensation

Administration of our compensation programs

        Our executive compensation program is overseen by the Compensation Committee. The purpose of the Compensation Committee is to supervise the administration of compensation programs for all our officers and employees and those of our subsidiaries. Officer compensation is reviewed at least annually for possible adjustments by the Compensation Committee.

Compensation philosophy and objectives of our executive compensation program

        Our executive compensation program is designed to attract, retain and motivate highly qualified and committed personnel by compensating them with both long-term incentive compensation in the form of equity, options and performance incentives, and short-term cash compensation comprised of salary and the possibility of annual bonuses. We intend for our mix of compensation incentives to enhance our ability to recruit, retain and motivate our executives and other employees and to accelerate the value of our assets for the benefit of our stockholders.

        The Company targets the median of the market for base salary and target total cash compensation, and targets between the median and the 75th percentile for target long-term incentive awards. We believe that this pay mix allows us to provide a competitive pay package in order to recruit and retain executives, while placing a larger emphasis on at-risk, variable compensation.

Implementing our objectives

        Executive compensation decisions are made on an annual basis by the Compensation Committee with input primarily from Messrs. Foutch and Buterbaugh. Although the Compensation Committee considers the input received from these executive officers, compensation decisions affecting our executive (including our named executive) and other officers are ultimately recommended by the Compensation Committee and approved by the board of directors.

        With the approval of the Compensation Committee, Messrs. Foutch and Buterbaugh have routinely obtained and reviewed external market information (including that received from the Compensation Committee's independent compensation advisor, as more fully described below) to assess the Company's ability to provide competitive compensation packages to our executive officers and recommend an adjustment to the compensation levels, when necessary. In making executive compensation recommendations, Messrs. Foutch and Buterbaugh consider both the Company's and the executive officers' performance during the year. Moreover, an executive officer's expanded role at the Company could also serve as a basis for adjustment. Specifically, Messrs. Foutch and Buterbaugh provide recommendations to the Compensation Committee regarding the compensation levels for our existing officers (excluding Mr. Foutch) and our compensation program as a whole.

        While the Compensation Committee gives considerable weight to Messrs. Foutch's and Buterbaugh's input on compensation matters, the board of directors, after considering the recommendations of the Compensation Committee, has the final decision-making authority on all executive (including on named executive) and other officer compensation matters. No other executive officers have a role in the evaluation, design or administration of our executive officer compensation program.

Shareholder Say-on-Pay Results

        In addition to these practices, our executive compensation program received the support of approximately 99% of shares voted at our 2015 Annual Meeting, which the Compensation Committee views as evidence of stockholder support of the Company's executive compensation decisions and policies. Despite this near unanimous approval, given the dramatic decline in crude oil and natural gas prices and the current volatility of the oil and gas industry, the Compensation Committee, with the advice of its independent compensation adviser, made modifications to the Company's compensation program for 2015 that it believes will further align the interests of our executive officers with our stockholders. The Compensation Committee will continue to review stockholder votes on our executive compensation and determine whether to make changes to the program accordingly.

Compensation Consultant and Conflict of Interest Analysis

        Since July 2012, the Compensation Committee has engaged Frederic W. Cook & Co., Inc. ("FWC") to serve as its independent compensation adviser. FWC did not provide any services to the Company outside of the scope of its engagement by the Compensation Committee. In accordance with the requirements of Item 407(e)(3)(iv) of Regulation S-K, in 2014, the Compensation Committee considered the relationships that FWC has had with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that FWC has in place to maintain its independence and objectivity, and determined that no conflicts of interest arose from the work performed by FWC. It is anticipated that the relationship will continue during 2016. The Compensation Committee's objective when engaging FWC was to assess our level of competitiveness for executive-level talent and provide recommendations for attracting, motivating and retaining key employees, including identifying industry best practices.

        At the request of the Compensation Committee, FWC has undertaken comprehensive market reviews annually, which have been utilized by the Compensation Committee when making its recommendations to the Company's board of directors for the compensation programs, including adjustments to the current programs that were made in 2015 and later, as described below.

Competitive Benchmarking

        We monitor the ever-changing energy industry and annually review the appropriateness of our peer group. With the assistance of FWC, we review compensation and performance of these peers annually. Below are lists of companies used for peer analysis during 2013, 2014, 2015 and 2016. We have included the data for prior years because the measurement of peer group performance was used to determine outstanding long-term incentive awards.

2013 Peer Companies

        For our performance units granted in 2013, which vested at December 31, 2015, we utilized the following peer group:

Berry Petroleum Co.	Forest Oil Corp
Bill Barrett Corp.	LINN Energy LLC
Cabot Oil & Gas Corp.	Oasis Petroleum, Inc.
Carrizo Oil & Gas, Inc.	Quicksilver Resources, Inc.
Comstock Resources, Inc.	Range Resources Corp.
Concho Resources, Inc.	Sandridge Energy, Inc.
Continental Resources, Inc.	SM Energy Co.
EXCO Resources, Inc.	Swift Energy Co.

2014 Peer Companies

        In December 2013, the Compensation Committee asked FWC to undertake an analysis of our peer group to confirm its continued appropriateness. FWC reviewed other publicly traded companies in the oil and gas exploration and production sector of similar size and business characteristics and then further considered overall comparative appropriateness and statistical validity of the peer group. As a part of this consideration, FWC also analyzed companies identified by management and the Compensation Committee as potential peers.

        Following this analysis, due to factors ranging from company size and market capitalization/stock price to the effects of pending corporate combinations, FWC recommended the removal of six companies from our peer group (Berry Petroleum, Bill Barrett Corporation, Cabot Oil & Gas Corporation, LINN Energy LLC, Quicksilver Resources, Inc. and Swift Energy Company), and the addition of seven companies to our peer group (Athlon Energy, Inc., Cimarex Energy Co., Diamondback Energy, Inc., Newfield Exploration Co., Pioneer Natural Resources Co., Rosetta Resources, Inc., and Ultra Petroleum Corp.). The recommendation was considered and approved by the Compensation Committee. Therefore, with respect to compensation matters in 2014, our peer group consisted of the following:

Athlon Energy, Inc.	Newfield Exploration Co.
Carrizo Oil & Gas, Inc.	Oasis Petroleum, Inc.
Cimarex Energy Co.	Pioneer Natural Resources Co.
Comstock Resources, Inc.	Range Resources Corp.
Concho Resources, Inc.	Rosetta Resources, Inc.
Continental Resources, Inc.	Sandridge Energy, Inc.
Diamondback Energy, Inc.	SM Energy Co.
EXCO Resources, Inc.	Ultra Petroleum Corp.

2015 Peer Companies

        In January 2015, the Compensation Committee asked FWC to undertake an analysis of our peer group to confirm its continued appropriateness. Historically, the Company's peer group was used to benchmark executive compensation and measure performance under its performance units that are directly based on relative total shareholder return. Commencing in 2015, the Company began using two different peer groups: the "Compensation Reference Group," used to benchmark executive compensation and consisting of appropriately-sized industry comparators in areas such as revenue, assets and market capitalization, and the "Performance Peer Group," used to measure performance under the Company's performance units and consisting of industry comparators that do not necessarily fit within the same size parameters used to develop the Compensation Reference Group but enabling the Company to compare itself with companies with similar operations in the Permian Basin. With respect to compensation matters in 2015, our peer groups consisted of the companies set forth below. We believe this change in peer group strategy allows us to benchmark executive pay to appropriately-sized industry comparators as well as measure our performance against companies with similar operations.

"Compensation Reference Group"

Bonanza Creek Energy, Inc.	Northern Oil & Gas, Inc.
Carrizo Oil & Gas, Inc.	Oasis Petroleum, Inc.
Cimarex Energy Co.	PDC Energy, Inc.
Comstock Resources, Inc.	Range Resources Corp.
Concho Resources, Inc.	Rosetta Resources, Inc.
Diamondback Energy, Inc.	SandRidge Energy, Inc.
EP Energy Corp.	SM Energy Co.
EXCO Resources, Inc.	Ultra Petroleum Corp.
Newfield Exploration Co.

"Performance Peer Group"

Cimarex Energy Co.	Parsley Energy, Inc.
Clayton Williams Energy, Inc.	QEP Resources, Inc.
Concho Resources, Inc.	Rosetta Resources, Inc.
Diamondback Energy, Inc.	RSP Permian, Inc.
Energen Corp.	SM Energy Co.
EP Energy Corp.

2016 Peer Group Changes

        As part of its compensation review, in October 2015, FWC again undertook an analysis of our Compensation Reference Group that was first established to benchmark executive compensation in 2015. FWC recommended replacing Rosetta Resources, Inc. ("Rosetta") with Energen Corporation ("Energen") in the Compensation Reference Group. This recommendation was made as a result of Rosetta's recent acquisition. After considering a number of replacement companies, FWC recommended that Energen be included in the Compensation Reference Group because it is within an appropriate revenue and market capitalization range, keeping the Company near the median of the group, and has a significant asset base in the same geographic location as the Company. The Compensation Committee considered and adopted this recommendation to our Compensation Reference Group for 2016.

        The changes made to our Performance Peer Group for 2016 were the deletion of Rosetta, as a result of its acquisition in 2015 and the addition of Whiting Petroleum, Corp. ("Whiting"). The Compensation Committee determined that it was appropriate to maintain Rosetta in the 2014 peer group and the 2015 performance peer group, as it serves as a peer for outstanding performance awards. The Compensation Committee further determined that for purposes of computing relevant total shareholder return associated with such awards, Rosetta's effective acquisition price per share would be utilized. In light of the removal of Rosetta, the Compensation Committee determined that it should add a new peer company in order to keep the group size consistent. Whiting was chosen because it positions us closer to the median for market capitalization purposes and also has operations in the Permian Basin.

        As a result of these changes, with respect to compensation matters in 2016, our peer groups consist of the companies listed below:

"Compensation Reference Group"

Bonanza Creek Energy, Inc.	Newfield Exploration Co.
Carrizo Oil & Gas, Inc.	Northern Oil & Gas, Inc.
Cimarex Energy Co.	Oasis Petroleum, Inc.
Comstock Resources, Inc.	PDC Energy, Inc.
Concho Resources, Inc.	Range Resources Corp.
Diamondback Energy, Inc.	SandRidge Energy, Inc.
Energen Corporation	SM Energy Co.
EP Energy Corp.	Ultra Petroleum Corp.
EXCO Resources, Inc.

"Performance Peer Group"

Cimarex Energy Co.	Parsley Energy, Inc.
Clayton Williams Energy, Inc.	QEP Resources, Inc.
Concho Resources, Inc.	RSP Permian, Inc.
Diamondback Energy, Inc.	SM Energy Co.
Energen Corporation	Whiting Petroleum Corp.
EP Energy Corp.

Elements of Compensation

        Compensation of our executive officers includes the following key components:

  •
  base salaries;

  •
  short-term incentive performance ("STIP") payouts in the form of annual cash bonus awards, based primarily on overall Company performance, with consideration also given to relative individual performance; and

  •
  long-term equity-based incentive awards, based primarily on the relative contribution of various officer positions, with consideration given to relative individual performance.

        Each of these components is more completely described below.

Base Salaries

        Purpose:    Base salaries are designed to provide a fixed level of cash compensation for services rendered during the year.

        Competitive Positioning:    For base salaries, we target approximately the market median, because we believe this market mid-point allows us to attract and retain qualified personnel. According to the data supplied by FWC, in 2015, the aggregate base salaries for our named executive officers was approximately 102% of the market median.

        Process for Setting Base Salaries:    Base salaries are typically reviewed annually and adjusted, if deemed warranted, in early March of each year following the filing of our Annual Report on Form 10-K. In considering adjustments to base salaries, our Compensation Committee considers both our internal performance and external market factors.

        In addition to providing a base salary that we believe is competitive with peers, we also consider internal pay equity among each of our named executive officer's salary levels relative to the salary levels of our other officers so that it accurately reflects the officer's relative skills, responsibilities, experience and contributions to the Company. Annual salary adjustments are based on a subjective analysis of many individual factors, including:

  •
  the responsibilities of the officer;

  •
  the scope, level of expertise and experience required for the officer's position;

  •
  the strategic impact of the officer's position;

  •
  the potential future contribution of the officer; and

  •
  the actual performance of the officer during the year.

        In addition to the individual factors listed above, we also take into consideration our overall business performance and implementation of Company objectives, as well as industry trends. While these factors generally provide context for making salary decisions, base salary decisions do not depend directly on attainment of specific goals or performance levels and no specific weighting is given to one factor over another.

STIP in the Form of Annual Cash Bonus Awards

        Purpose:    Annual cash bonus awards are a key part of each named executive officer's annual compensation package. The Compensation Committee believes that cash bonuses are an appropriate way to further the Company's goals of attracting, retaining and rewarding highly-qualified and experienced officers. Cash bonuses are generally awarded annually following completion of the service year for which bonuses are payable and based primarily on Laredo's performance for such service year, with consideration also given to individual performance and specific contributions to Laredo's success and performance.

        Competitive Positioning:    The Company believes it is appropriate to consider total cash compensation received (i.e., salary and bonus) and compare this figure to the market median when setting target award levels. According to data supplied by FWC, with respect to total cash compensation paid to our executive officers in 2015, the Company was positioned at 80% of the market median. The Company's target total cash compensation was positioned at 105% of the market median in 2015. We believe targeting the market median in total cash compensation allows us to attract and retain qualified personnel.

        Target Award Levels:    Target short-term incentive values for 2015 and 2016 for each named executive officer are listed below and are calculated as a percentage of base salary. Award levels are calculated on a threshold level of 50% of target and a maximum of 200% of target. The annual incentive target percentage varies by named executive officer and is based on differing job classifications and responsibilities. Each position is compared to similar positions in the market as well as our peer companies.

Name	2015 Short- term incentive percentage at target	2016 Short- term incentive percentage at target
Randy A. Foutch	125%	125%
Richard C. Buterbaugh	90%	90%
Jay P. Still(1)	90%	—
Patrick J. Curth	85%	85%
Kenneth E. Dornblaser	85%	85%

(1)
Mr. Still resigned as President and Chief Operating Officer effective January 28, 2016.

        Plan Mechanics:    For the 2015 fiscal year, annual cash bonuses were determined in two parts at the sole discretion of the Compensation Committee for ultimate approval by the board of directors. Based primarily on the recommendation of FWC following its analysis of our peer group metrics, 60% of the cash bonus awards was determined by the objective 2015 Bonus Performance Metric Results (discussed below), while the remaining 40% was subjectively determined by the Compensation Committee considering the Company's overall performance in other areas. Individual adjustments were made after considering input provided by Messrs. Foutch and Buterbaugh regarding both Company performance in other areas as well as individual performance factors such as leadership, commitment, motivational effect, level of responsibility and overall contribution to Laredo's success (provided that Mr. Foutch's performance was solely determined by the Compensation Committee, and each of Messrs. Still's and Buterbaugh's performance was determined by the Compensation Committee based in part on the recommendations of Mr. Foutch). Although our cash bonus program includes the Company performance goals and objectives, our Compensation Committee has the ultimate discretion to recommend to the board of directors whether to award any, and the amount of, cash bonus awards, even if the 2015 Bonus Performance Metric Results do not satisfy the objective 2015 Bonus Performance Metric Targets.

        Our STIP awards, which are based on the prior calendar year Company and individual performance, are also generally paid in early March after we file our Annual Report on Form 10-K and the objective metrics on which such awards are partially based have been established.

Long-term Plan-based Incentive Awards

        In connection with our initial public offering in late 2011, we adopted the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan (the "2011 Plan").

        Purpose:    Our historical long-term plan-based incentive program was designed to provide our employees, including our named executive officers, with an incentive to focus on our long-term success and to act as a long-term retention tool by aligning the interests of our employees with those of our stockholders.

        Competitive Positioning:    For long-term plan-based incentive awards, in an effort to attract and retain highly skilled executives, the Company targets between the market median and market 75th percentile of comparable long-term incentive compensation. According to data supplied by FWC, in 2015, the named executive officers were positioned at 106% of the market median and 71% of the market 75th percentile.

        Target Award Levels:    Target incentive levels for long-term incentive payouts for 2015 and 2016 for each named executive officer are listed below and are calculated as a percentage of base salary. The long-term incentive target percentage varies by named executive officer and is based on differing job classifications and responsibilities. Each position is compared to similar positions in the market as well as our peer companies.

Name	2015 Long-term incentive percentage at target	2016 Long-term incentive percentage at target
Randy A. Foutch	525%	525%
Richard C. Buterbaugh	400%	400%
Jay P. Still(1)	400%	—
Patrick J. Curth	300%	300%
Kenneth E. Dornblaser	300%	300%

(1)
Mr. Still resigned as President and Chief Operating Officer effective January 28, 2016.

        Long-Term Incentive Vehicles:    For corporate officers, the Company targets a long-term incentive vehicle mix of approximately 25% restricted stock, 25% stock options and 50% performance units. This mix of incentive vehicles, as well as the applicable vesting periods described below, were adopted by the board of directors following the recommendation of FWC and a review of comparable awards granted by our peer group and the industry in general. As more fully discussed below under "Pay Mix," we believe that by tying significant portions of our officers' total compensation to awards that are directly impacted by the performance of our common stock, we align the interests of our officers with those of our stockholders.

  •
  Restricted Stock:  The restricted shares of our common stock are subject to forfeiture until vested. So long as the recipient of such shares is an employee of the Company, generally the shares granted to each recipient will vest, and the transfer restrictions thereon will lapse ratably, over three years. Each recipient will forfeit his or her unvested shares if the recipient's employment is terminated by us for any reason or if the recipient resigns (in either case, other than for death or disability). We believe that this vesting schedule is comparable to those utilized by the peer group and will assist us in attracting new talent and retaining existing personnel. Restricted shares of common stock may be granted to new employees upon hire to attract talent to the Company. All new hire employee grants must be approved by the Chairman and Chief Executive Officer, and all executive officer grants by the Compensation Committee.

  •
  Stock Options:  Stock options provide the opportunity to purchase our stock at a price that is fixed on the grant date regardless of the future market price. If our stock price does not increase, then these stock option awards will have little to no economic value. Pursuant to the terms of the 2011 Plan, the exercise price for each stock option is the closing price of a share of stock on the New York Stock Exchange ("NYSE") on the grant date, which is usually the price at market close on the second trading day following the filing of our Annual Report on Form 10-K.

    The stock option awards vest ratably over four years. As with the restricted shares of our common stock, we believe that this vesting schedule is comparable to those utilized by our peer group and will allow us to both attract new talent and retain existing personnel. The unvested portion of a stock option award will expire upon termination of employment of the optionee, and the vested portion of a stock option award will remain exercisable for (i) one year following termination of employment by reason of the optionee's death or disability or (ii) 90 days for any other reason, other than for cause. Both the unvested and vested (but unexercised) portion of a stock option award will expire upon the termination of the optionee's employment by us for cause. Unless sooner terminated, the stock option award will expire if and to the extent it is not exercised within 10 years from the date of the grant. Generally, grants of stock option awards will be made in the first quarter of each year.

  •
  Performance Units:  The performance unit awards granted to each recipient in 2013 were payable in cash. The performance unit awards granted to each recipient in 2014, 2015 and contingently in 2016 are payable in common stock of the Company. Both forms of performance units are based upon the achievement by the Company over a three-year performance period against performance goals established by the Compensation Committee.

    Each performance unit to be settled in cash had a grant date value of $100 and each performance unit to be settled in common stock of the Company represents one share of common stock of the Company. The amount of cash or stock payable at the end of the performance period will be determined by multiplying the number of performance units by the total shareholder return modifier ("TSR Modifier"). The TSR Modifier is determined as follows:

Level of Performance	TSR Performance	TSR Modifier(1)(2)
Below Threshold	<40th Percentile	0%
Threshold	40th Percentile	50%
Target	60th Percentile	100%
Maximum	≥80th Percentile	200%

(1)
Amounts between percentages are interpolated on a straight-line basis.

(2)
With respect to performance units contingently granted in 2016, the recipient's maximum payout will be limited to 150% of total shareholder return in the event our stock price has declined during the relevant performance period, even if our total shareholder return among our performance peer group would otherwise call for a payout in excess of 150%.

        Total shareholder return for the Company and each of the peer companies is determined by dividing (i) the end average stock price plus dividends reinvested minus the start average stock price plus dividends reinvested by (ii) the start average stock price plus dividends reinvested, with the average stock price being the average closing stock price for the first 30 trading days of the beginning of each of the performance periods and the 30 trading days immediately preceding the maturity date, as reported on the stock exchange on which such shares are listed. We believe utilizing an incentive award such as the performance units, based on total shareholder return, is an appropriate vehicle to align the interests of our officers who are entitled to receive such an award with the interests of our stockholders.

        As noted above, our performance units awarded in 2014, 2015 and contingently in 2016 are payable in shares of common stock (with a three-year cliff vest). Therefore, not only are such awards subject to achieving a minimum total shareholder return, but are further directly impacted by movements in our stock price. In addition to these limitations, given the recent precipitous decline in commodity prices associated with crude oil and natural gas, and the almost correlative impact that this has had on our stock price, with respect to the performance units contingently issued in 2016 the payout on these awards will be limited to 150% of total shareholder return in the event our stock price has declined during the relevant performance period, even if our total shareholder return among our performance peer group would otherwise call for a payout in excess of 150%.

        Each recipient will forfeit his or her performance unit awards if the recipient's employment with us is terminated by the Company for any reason or if the recipient resigns (in either case, other than for death or disability). If the employment is terminated due to death or disability, the recipient is entitled to receive a pro-rated performance unit. Generally, grants of performance unit awards will be made in the first quarter of each year, when our results of operations for the previous year have generally been determined and when our Compensation Committee is normally meeting to discuss short-term incentive payouts based on the prior-year results.

        Based in part upon the recommendation of FWC, in 2016 the Compensation Committee included supervisory non-officers in the group of employees who will receive performance units as a part of their total overall compensation. Before this change, these employees received only restricted stock as a long-term incentive. Following this change, such employees now receive a smaller percentage of restricted stock, with the balance of their long-term incentive awarded in the form of performance units. We believe this change more closely aligns the interests of these supervisory personnel with the interests of our stockholders.

        Long-term equity incentives are generally awarded within two days following the filing with the SEC of our Annual Report on Form 10-K.

Pay Mix

        The following table sets forth the approximate percentages of our named executive officer's total compensation that Laredo paid in the form of (i) base salary and cash bonus awards and (ii) equity awards during fiscal year 2015 as set forth in the "Summary compensation table" below. The charts that follow the table below depict the allocation of base salary, target annual cash bonus and target long-term incentive awards of our Chief Executive Officer and other named executive officers for 2015 (assuming each such person receives their target percentage for STIP and long-term incentive plan ("LTIP") awards). We view the various components of compensation as related but distinct and emphasize "performance" by tying significant portions of total compensation to short- and long-term financial and strategic goals, currently in the form of annual cash bonus awards and long-term, plan-based incentive awards. Our compensation philosophy is designed to align the interests of our employees with those of our stockholders. For more information regarding the restricted unit awards, see the "Grants of plan-based awards table for the year ended December 31, 2015". We also attempt to set each officer's base salary in line with comparable positions with our peers and to award an annual cash bonus based on the achievement of overall Company strategic goals and each individual's relative contribution to those goals.

2015 Pay Mix

Name	Principal position	Salary earned as a percentage of total compensation(2)	Cash bonus as a percentage of total compensation	Equity awards as a percentage of total compensation
Randy A. Foutch	Chairman and Chief Executive Officer	13%	14%	73%
Richard C. Buterbaugh	Executive Vice President and Chief Financial Officer	16%	14%	70%
Jay P. Still	President and Chief Operating Officer	17%	11%	72%
Patrick J. Curth(1)	Senior Vice President—Exploration & Land	20%	14%	65%
Kenneth E. Dornblaser	Senior Vice President and General Counsel	18%	13%	69%

(1)
The remaining portions of the named executive officers' total compensation were attributable to all other compensation paid for 2015.

(2)
Represents the salary earned in 2015, regardless of when it was paid.

CEO Pay Mix

Average Named Executive Officer Pay Mix

2015 Compensation Paid

Base Salaries

        The following table identifies the base salaries of our named executive officers during 2015, as well as the base salaries adopted by the Compensation Committee for such persons in February 2016 for the remainder of 2016:

Name	2015 salary	2016 salary
Randy A. Foutch	$800,000	$720,000
Richard C. Buterbaugh	$465,000	$418,500
Jay P. Still(1)	$535,000	—
Patrick J. Curth	$380,000	$342,000
Kenneth E. Dornblaser	$350,000	$315,000

(1)
Mr. Still resigned as President and Chief Operating Officer effective January 28, 2016.

        Based on the current industry environment, our named executive officers recommended a 10% reduction in their base salary effective February 28, 2016. The Compensation Committee and the Company's board of directors agreed with the recommendation as shown in the table above. We believe the new base salaries reflect less than the approximate median of our peer group.

STIP in the Form of Cash Bonuses

        As noted above, our annual cash bonuses were determined in two parts at the discretion of the Compensation Committee for ultimate approval by our board of directors. Sixty percent of the cash bonus awards was determined by the objective 2015 Bonus Performance Metric Results (discussed below), while the remaining 40% was subjectively determined by the Compensation Committee, considering the Company's overall performance in other areas.

        2015 Bonus Performance Metric Targets and Results:    We believe the metrics capture several critical performance criteria to provide a quantitative measure of overall Company performance. The goals were set based on the Company's 2015 operating plan, which reflects our capital budget for the year. The operational goal targets capture the Company's emphasis on efficient capital development. The objective 2015 Bonus Performance Metric Results consisted of the following performance metric categories and targets for the Company (the targets reflected in Laredo's 2015 internal budget), with the percentile as recommended by the Compensation Committee and approved by our board of directors:

2015 Performance metric	2015 targets	2015 results	Relative weighting
Production (MMBOE)(1)	16.0	16.4	25%
Lease Operating Expense ($/BOE)(2)	$6.58	$6.63	12.5%
General and Administrative Expense (in thousands)(3)	$76,970	$61,835	12.5%
Drilling Capital Efficiency ($/BOE)	$16.73	$17.74	20%
Drilling Rate of Return (%) at predrill commodity prices and actual costs	12.0%	3.9%	20%
All-in Finding and Development Cost ($/BOE)(4)	$18.51	—	10%

(1)
Adjusted to include the Company's September 2015 sale of non-strategic and primarily non-operated properties for the fourth quarter of 2015.

(2)
Includes both lease operating expenses and workover expenses.

(3)
Excludes non-cash stock-based compensation and expense incurred for the cash-settled performance unit awards in a dollar per barrel of oil equivalent ("$/BOE") metric.

(4)
Due to the reduction in reserves, no credit was received for this metric.

Short-term incentive payouts for 2015 performance

        Following the Compensation Committee's review of the objective 2015 Bonus Performance Metric Results as well as the subjective results of the Company as described above, the Compensation Committee approved Mr. Foutch's recommendations for cash bonuses for his direct reports and the Compensation Committee also approved a cash bonus for Mr. Foutch. For fiscal year 2015, the Compensation Committee primarily looked to the Company's accomplishments, which are stated above under "2015 Company Highlights" in determining subjective performance criteria. Based on a combination of the 2015 Bonus Performance Metrics Results and the subjective results noted above, the Compensation Committee determined that the Company's overall performance resulted in the approval for up to an approximate 83% cash payout. The short-term incentive bonuses approved by the Compensation Committee for the majority of the named executive officers equaled 83% of their target bonus amounts, aligning with the overall Company performance rating percentage. The individual awards to the named executive officers are identified in the following table. The Compensation Committee submitted its recommendations to our board of directors, which approved such recommendations. The amounts shown under the "Recommended award" column were paid to the named executive officers after our financial statements had been completed and our Annual Report on Form 10-K filed in February 2016.

Name	2015 STIP base	Annual incentive percentage at target	Short-term incentive payout at target	Recommended award	Percent payout of target
Randy A. Foutch	$830,769	125%	$1,038,461	$863,000	83%
Richard C. Buterbaugh(1)	$482,885	90%	$434,597	$397,300	91%
Jay P. Still(1)	$555,577	90%	$500,019	$340,500	68%
Patrick J. Curth	$394,615	85%	$335,423	$278,700	83%
Kenneth E. Dornblaser	$363,462	85%	$308,943	$256,700	83%

(1)
The Compensation Committee approved a short-term incentive bonus that differed from the overall Company performance rating percentage of 83% due to the individual's performance.

Changes for 2016

        Effective for 2016, following consultation between FWC and our Compensation Committee and the consideration and recommendation by the Compensation Committee and approval by the board of directors, we have updated the objective performance metrics and weightings as reflected below for 2016.

2016 Performance metric	Relative weighting
Production (MMBOE)	25%
Lease Operating Expense ($/BOE)	12.5%
General and Administrative Expense (Actual G&A/Budgeted G&A)	12.5%
Drilling Capital Efficiency ($/BOE)	20%
Return on Average Capital Employed	20%
Drilling Rate of Return (%) at predrill commodity prices and actual costs	10%

LTIP Awards in 2015

        For corporate officers, the Company targets a long-term incentive vehicle mix of approximately 25% restricted stock, 25% stock options and 50% performance units. The grants made in the form of long-term incentive compensation to the named executive officers on February 27, 2015 were as follows:

	Restricted stock(1)		Stock options(2)		Share-settled performance units(3)
Name	#	$	#	$	#	$
Randy A. Foutch	80,079	955,342	167,904	1,033,365	160,159	2,598,756
Richard C. Buterbaugh	35,464	423,086	74,358	457,636	70,927	1,150,869
Jay P. Still	40,802	486,768	85,551	526,524	81,605	1,324,131
Patrick J. Curth	21,736	259,310	45,574	280,485	43,472	705,381
Kenneth E. Dornblaser	20,020	238,839	41,976	258,341	40,040	649,693

(1)
Grant date fair value is determined based on the closing price of our common stock on the NYSE on February 27, 2015. These shares vest 33%, 33% and 34% per year beginning on the first anniversary date of the grant.

(2)
Stock option awards vest and become exercisable in four equal installments on each of the first four anniversaries of the date of the grant. We utilized the Black-Scholes option pricing model to measure the fair value of stock option awards granted under our 2011 Plan. Please refer to Note 6.b to our audited consolidated financial statements in our Annual Report for disclosures regarding fair value estimates of stock option awards.

(3)
The share-settled performance units were granted on February 27, 2015 and their corresponding grant date fair value is computed in accordance with FASB ASC Topic 718, which will be expensed over their three-year performance period of January 1, 2015 to December 31, 2017. These share-settled performance units have a three-year cliff vest.

        In addition to the restricted stock award listed above for Mr. Dornblaser, a one-time restricted stock award was provided to Mr. Dornblaser on March 6, 2015 for 20,000 shares. The grant date fair value of these shares, based on the closing price of our common stock on the NYSE on such date, was $232,600. This additional grant has a three-year cliff vesting. The Compensation Committee approved this award upon the recommendation of Mr. Foutch, based on Mr. Dornblaser's performance and as a retention incentive.

Contingent LTIP Awards in 2016

        The contingent grants made in the form of long-term incentive compensation to the named executive officers on February 19, 2016 are listed in the table below. All of these grants were approved subject to and contingent upon approval by our stockholders at the 2016 Annual Meeting of the Amendment to our 2011 Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder as described in Item Two below. Based on the current environment, Mr. Foutch recommended no increases be made to the named executive officers' long-term incentive targets for 2016. The Compensation Committee and the Company's board of directors agreed with the recommendations.

	Restricted stock	Stock options	Share-settled performance units
Name	#	#	#
Randy A. Foutch	194,408	310,111	388,817
Richard C. Buterbaugh	86,095	137,335	172,190
Jay P. Still	—	—	—
Patrick J. Curth	52,768	84,173	105,536
Kenneth E. Dornblaser	48,602	77,528	97,204

Other Benefits

  •
  Health and welfare benefits.

  •
  Our named executive officers are eligible to participate in all of our employee health and welfare benefit plans on the same basis as other employees (subject to applicable law) to meet their health and welfare needs. These plans include medical, vision and dental insurance, medical and dependent care flexible spending accounts, as well as short-and long-term disability benefits. These benefits are provided in order to ensure that we are able to competitively attract and retain officers and other employees. This is a fixed component of compensation, and these benefits are provided on a non-discriminatory basis to all employees.

  •
  Retirement benefits.

  •
  Our named executive officers also participate in our defined contribution plan under Section 401(k) of the Code on the same basis as our other employees. The plan allows eligible employees to make tax-deferred contributions up to 100% of their annual compensation, not to exceed annual limits established by the federal government. We make matching contributions of up to 6% of an employee's compensation and may make additional discretionary contributions in the form of cash.

  •
  Perquisites.

  •
  We believe that the total mix of compensation and benefits provided to our executive officers is currently competitive and, therefore, perquisites do not play a significant role in our executive officers' total compensation. Nevertheless, Laredo provides limited perquisites and benefits to its officers, including reimbursement for cell phone charges and monthly dues at a downtown lunch/dinner club.

  •
  A charitable matching gift program is offered to all Laredo employees and members of our board of directors. This program is a way the Company can support employees and board members in their efforts to give back to the communities in which they work and live. The Company will match dollar-for-dollar contributions made by employees or members of our board of directors, up to $1,000 per calendar year. Gifts will only be matched if they are requested for organizations eligible under Section 501(c)(3) of the Code. The minimum contribution that will be matched is $100 per calendar year. In order for the Company to provide the matching gift, there can be no direct benefit, reward or consideration to the employee or board member when making the donation.

  •
  Other benefits.

  •
  Effective January 1, 2013, we entered into an aircraft lease with Lariat Ranch LLC ("Lariat Ranch"), the aircraft owner and an entity controlled by Mr. Foutch, and our board of directors adopted a revised aircraft use policy. Under this arrangement, as amended in 2014 and 2015, we pay an hourly rate for the use of the aircraft and also pay for all operating costs associated with our use of the aircraft, as well as expenses related to the flight crew and other expenses during such use. For further details, see the "Summary compensation table" below and "Transactions with Related Persons—Other Related-Party Transactions."

Employment, Severance or Change in Control Agreements

        We do not currently maintain any long-term employment agreements. On November 9, 2011, the Company adopted the Laredo Petroleum, Inc. Change in Control Executive Severance Plan, which provides severance payments and benefits to our named executive officers and eligible persons with the title of vice president and above, as determined by our Compensation Committee. The policy provides an eligible participant with a lump-sum cash severance payment and continued health benefits in the event that the participant experiences a qualifying termination event within the 18-month period following the occurrence of a qualifying change in control event ("double trigger"). In the event that an eligible executive's employment is terminated without cause by the employer or for good reason by the executive within the 18-month period following the occurrence of a change in control, the executive would become entitled to receive 100% (in the case of our Chief Executive Officer, 300%, and in the case of our other named executive officers, 200%) of the executive's base salary and 200% (in the case of our Chief Executive Officer, 335%, and in the case of our other named executive officers, 225%) of the executive's target bonus and prorated amount of such target bonus for the fiscal year in which the change of control payment is triggered. In addition, the executive would receive Company-paid COBRA continuation coverage for up to 12 months following the date of termination. The policy contains a modified cutback provision whereby payments payable to an executive may be reduced if doing so would put the executive in a more advantageous after-tax provision than if payments were not reduced and the executive became subject to excise taxes under Section 4999 of the Code and loss of deduction under Section 280G of the Code. These severance levels are comparable to those utilized by our peer group.

        We believe that our Change in Control Executive Severance Plan, including its requirement of a "double trigger," provides suitable incentive for our officers to remain with the Company in the event of a potential change in control through the consummation of any such transaction. We further believe such an incentive is to the benefit of our stockholders as well as any potential purchaser in connection with a change in control transaction, as it helps to ensure the continued operation and seamless transition of the Company prior to and through the conclusion of any such transaction. The compensation "multipliers" among the different categories of our officers were established based upon information provided by FWC regarding both our peer group and the industry in general.

Other Matters

Risk assessment

        The Compensation Committee and management have reviewed our compensation policies as generally applicable to our employees and believe that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on us.

        Our compensation philosophy and culture support the use of base salary, cash bonuses and long-term incentive equity compensation that are generally uniform in design and operation throughout our organization and with all levels of employees. In addition, the following specific factors, in particular, reduce the likelihood of excessive risk-taking:

  •
  Our overall compensation levels are competitive with the market; and

  •
  Our compensation mix is balanced among (i) fixed components like base salary and benefits, (ii) capped cash bonuses and (iii) long-term incentive equity awards that reward our employees based on long-term overall financial performance, operational measures and individual performance.

        Furthermore, prior to our initial public offering in 2011, we provided our officers the opportunity to invest in our equity, which all of our named executive officers who were with the Company at the time did, and now we provide our officers with the opportunity to be awarded long-term incentive equity that continues to align their interests with those of our stockholders.

        In summary, because the Compensation Committee focuses on the Company's performance, with only some consideration given to the specific individual performance of the employee when making compensation decisions, we believe our historical compensation programs did not, and our current compensation programs do not, encourage excessive and unnecessary risk taking by executive officers (or other employees). These programs were and are designed to encourage employees to remain focused on both our short- and long-term operational and financial goals. We set performance goals that we believe are reasonable in light of our past performance and market conditions. The Compensation Committee will continue to monitor all levels of compensation to attempt to ensure that no element of compensation encourages excessive and unnecessary risk-taking.

Equity ownership guidelines

        The Compensation Committee recommended, and the board of directors approved, stock ownership guidelines for directors and the executive management team in order to further align the interest of our directors and officers with those of our stockholders. Effective as of the consummation of our initial public offering, individuals have three years, or if hired after the initial public offering, three years from their hire date, to reach the following stock ownership guidelines (as a multiple of base salary): (i) Chief Executive Officer: 5x, (ii) President and Chief Operating Officer: 3x, (iii) Executive and Senior Vice Presidents: 2x, (iv) Vice Presidents: 1x and (v) directors: $400,000 worth of Company stock. Stock actually owned, as well as stock awarded under restricted stock awards, is included for purposes of satisfying these guidelines. No stock potentially exercisable under stock option awards is included. Based on the trading price of our common stock within 40 days of the Record Date, each of the named executive officers and our directors have satisfied the stock ownership guidelines and, assuming stockholder approval of the contingent grants awarded in February 2016, based on such trading price each of our other officers has also satisfied the stock ownership guidelines.

Tax and accounting implications

        Section 162(m) of the Code denies a federal income tax deduction for certain compensation in excess of $1 million per year paid to the chief executive officer and the three other most highly-paid executive officers (other than the chief executive officer and chief financial officer) of a publicly traded corporation. Certain types of compensation, including compensation based on performance criteria that are approved in advance by stockholders, are excluded from the deduction limit. The Compensation Committee has taken, and intends to continue to take, actions, as appropriate, to attempt to minimize, if not eliminate, the Company's non-deductible compensation expense within the context of maintaining the flexibility that the Compensation Committee believes to be an important element of the Company's executive compensation program.

Policies against hedging and pledging stock

        Under the terms of our Insider Trading Policy that is applicable to our named executive officers, such persons are prohibited from engaging in hedging transactions that are designed to hedge or offset a decrease in market value of such person's common stock in the Company. We prohibit such conduct because to allow such activity the officer could then no longer be exposed to the full risks of ownership and may no longer have the same objectives as the Company's other stockholders.

        In addition, our named executive officers may not hold their Company securities in a margin account and may not, without prior approval and in very limited circumstances, pledge Company securities as collateral for any other loan. The only exception to the prohibition on pledging securities may exist in the case of a non-margin loan where the officer was clearly able to demonstrate the financial ability to repay the loan without resort to the pledged securities, and only if such pledge was pre-approved by our General Counsel. No shares owned by our named executive officers are currently pledged.

 COMPENSATION COMMITTEE REPORT

        Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee of the Board of Directors
Donald D. Wolf, Chairman Ambassador Francis Rooney, Member Peter R. Kagan, Member Pamela S. Pierce, Member

        The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

Summary Compensation

        The following table summarizes, with respect to our named executive officers, information relating to the compensation earned for services rendered in all capacities during the fiscal years ended December 31, 2015, 2014 and 2013.

Summary compensation table

Name and principal position	Year	Salary ($)(1)	STIP bonus ($)(1)	Special bonus ($)(2)	Restricted stock awards ($)(3)	Stock option awards ($)(3)	Cash-settled performance unit awards ($)(3)	Share-settled performance units ($)(3)	All other compensation ($)(4)(5)	Total ($)
Randy A. Foutch,	2015	800,000	863,000	—	955,342	1,033,365	—	2,598,756	41,996	6,292,459
Chairman and Chief Executive	2014	790,308	603,597	—	1,188,659	1,287,435	—	2,216,486	70,831	6,157,316
Officer	2013	744,269	952,000	—	857,463	1,244,307	1,450,681	—	37,042	5,285,762
Richard C. Buterbaugh,	2015	465,000	397,300	—	423,086	457,636	—	1,150,869	20,451	2,914,342
Executive Vice President and	2014	456,539	251,050	—	520,678	570,150	—	981,570	18,420	2,798,407
Chief Financial Officer	2013	425,769	393,600	—	286,214	415,325	484,217	—	17,622	2,022,747
Jay P. Still,	2015	535,000	340,500	—	486,768	526,524	—	1,324,131	17,640	3,230,563
President and Chief Operating	2014	529,615	291,235	—	559,462	655,983	—	1,129,345	16,842	3,182,482
Officer	2013	240,385	259,600	150,000	2,031,448	—	—	—	25,173	2,706,606
Patrick J. Curth,	2015	380,000	278,700	—	259,310	280,485	—	705,381	19,601	1,923,477
Senior Vice President—	2014	374,923	194,716	—	333,312	349,447	—	601,609	19,164	1,873,171
Exploration and Land	2013	357,731	310,500	—	222,039	322,221	375,642	—	18,864	1,606,997
Kenneth E. Dornblaser,	2015	350,000	256,700	—	471,439	258,341	—	649,693	4,301	1,990,474
Senior Vice President and	2014	345,538	179,455	—	307,149	321,859	—	554,121	2,820	1,710,942
General Counsel	2013	330,115	286,700	—	175,533	254,722	296,986	—	2,322	1,346,378

(1)
Amounts reported in these columns reflect the actual amounts earned in 2015, 2014 and 2013, even if paid in another year.

(2)
Mr. Still was awarded this as a signing bonus at the time of his hire in July 2013.

(3)
The amounts in the column represent the grant date fair value of the restricted stock awards, option awards and share-settled performance unit awards computed in accordance with FASB ASC Topic 718. Please refer to Note 6 to our audited consolidated financial statements in our Annual Report for disclosures regarding fair value estimates of restricted stock awards, option awards and share-settled performance unit awards.

(4)
Includes the aggregate value of matching contributions to our 401(k) plan, the dollar values of life insurance coverage, wellness reimbursements and charitable gifts made on behalf of named executive officers pursuant to our charitable matching gift program. The amounts of matching contributions to our 401(k) plan that our named executive officers received during 2015 are as follows: (a) Mr. Foutch received $15,900; (b) Mr. Buterbaugh received $15,900; (c) Mr. Still received $15,900; (d) Mr. Curth received $15,900 and (e) Mr. Dornblaser received $0.

(5)
During the years 2015, 2014 and 2013, $22,371, $51,667 and $18,178, respectively, are the aggregate incremental cost of expenses that were paid by us pursuant to the terms of the Aircraft Lease (as defined below) and our aircraft use policy, which would otherwise have been paid by Lariat Ranch, an entity controlled by Mr. Foutch, for the use of Lariat Ranch's aircraft not directly related to Laredo's business. These payments represent only a portion of the total costs incurred by Lariat Ranch of flying the aircraft. For further details, please see "Transactions with Related Persons—Other Related-Party Transactions."

Grants of Plan-Based Awards for the Year Ended December 31, 2015

        The following table provides information concerning each stock award (referred to in the table collectively as "stock awards") granted to our named executive officers under any plan that was transferred during the year ended December 31, 2015.

Grants of plan-based awards table for the year ended December 31, 2015

		Restricted stock		Stock options(1)(2)		Performance units(3)
Name	Grant date	#	$(4)	#	$(4)	#	$(4)
Randy A. Foutch(5)	2/27/2015	80,079	955,342	167,904	1,033,365	160,159	2,598,756
Richard C. Buterbaugh(5)	2/27/2015	35,464	423,086	74,358	457,636	70,927	1,150,869
Jay P. Still(5)	2/27/2015	40,802	486,768	85,551	526,524	81,605	1,324,131
Patrick J. Curth(5)	2/27/2015	21,736	259,310	45,574	280,485	43,472	705,381
Kenneth E. Dornblaser(5)(6)	3/6/2015	20,000	232,600	—	—	—	—
	2/27/2015	20,020	238,839	41,976	258,341	40,040	649,693

(1)
Stock option awards vest and become exercisable on a time basis in four equal installments on each of the first four anniversaries of the date of the grant.

(2)
These stock option awards have an exercise price of $11.93 per share and an expiration date of February 27, 2025.

(3)
The share-settled performance units have a performance period of January 1, 2015 to December 31, 2017 and are expected to be paid in common stock in the first quarter of 2018 if the performance criteria are met. See page 29 for discussion of these units' TSR Modifier.

(4)
The amounts in the column represent the grant date fair value of the restricted stock awards, stock option awards, and share-settled performance unit awards computed in accordance with FASB ASC Topic 718. Please refer to Note 6 to our audited consolidated financial statements in our Annual Report for disclosures regarding fair value estimates of restricted stock awards, stock option awards and share-settled performance unit awards.

(5)
These restricted shares granted in 2015 vest 33%, 33% and 34% per year beginning on the first anniversary date of the grant.

(6)
A one-time restricted stock award was granted to Mr. Dornblaser on March 6, 2015 with a three-year cliff vesting.

Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan

        Under the 2011 Plan, awards of stock options, including both incentive stock options and non-statutory stock options, stock appreciation rights, restricted stock and restricted stock units, stock bonus awards, performance unit awards and performance compensation awards (payable in cash or otherwise) may be granted. Subject to adjustment for certain corporate events, 10 million shares is currently the maximum number of shares of our common stock authorized and reserved for issuance under the 2011 Plan. However, we are seeking stockholder approval to increase this amount to 24,350,000 shares. See "Item Two—Approval of an Amendment to the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan and Approval of the Performance-Based Compensation Terms Thereunder for Purposes of Section 162(m)."

        Eligibility.    Our employees, consultants and directors and those of our affiliated companies, as well as those whom we reasonably expect to become our employees, consultants and directors or those of our affiliated companies are eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the 2011 Plan.

        Shares subject to the 2011 Plan.    The shares that may be issued pursuant to awards are our common stock, $0.01 par value per share, and currently the maximum aggregate amount of common stock that may be issued upon exercise of all awards under the 2011 Plan, including incentive stock options, may not exceed 10 million shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. In addition, currently (i) the maximum number of shares with respect to which stock options and/or stock appreciation rights may be granted to any participant in any one-year period is limited to 10 million shares, (ii) the maximum number of shares with respect to which incentive stock options may be granted under the 2011 Plan may not exceed 10 million shares, (iii) no more than 10 million shares may be earned in respect of performance unit awards denominated in shares granted to any single participant for a single calendar year during a performance period, or in the event that the performance unit is paid in cash, other securities, other awards or other property, no more than the fair market value of 10 million shares of common stock on the last day of the performance period to which the award related, and (iv) the maximum amount that can be paid to any single participant in one calendar year pursuant to a cash bonus award is $5 million, in each case, subject to adjustment for certain corporate events.

        If any award under the 2011 Plan expires or otherwise terminates, in whole or in part, without having been exercised in full, the common stock withheld from issuance under that award will become available for future issuance under the 2011 Plan. If shares issued under the 2011 Plan are reacquired by us pursuant to the terms of any forfeiture provision, those shares will become available for future awards under the 2011 Plan. Awards that can only be settled in cash will not be treated as shares of common stock granted for purposes of the 2011 Plan.

        Administration.    Our board of directors, or a committee of members of our board of directors appointed by our board of directors, may administer the 2011 Plan, and that administrator is referred to in this summary as the "administrator." Currently, the Compensation Committee serves as the administrator. Among other responsibilities, the administrator selects participants from among the eligible individuals, determines the number of shares of common stock that will be subject to each award and determines the terms and conditions of each award, including exercise price, methods of payment and vesting schedules. Our board of directors may amend or terminate the 2011 Plan at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements.

        Adjustments in capitalization.    Subject to the terms of an award agreement, if there is a specified type of change in our common stock, such as extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization, appropriate equitable adjustments or substitutions will be made to the various limits under, and the share terms of, the 2011 Plan and the awards granted thereunder, including the maximum number of shares reserved under the 2011 Plan, the maximum number of shares with respect to which any participant may be granted awards and the number, price or kind of shares of common stock or other consideration subject to awards to the extent necessary to preserve the economic intent of the award. In addition, subject to the terms of an award agreement, in the event of certain mergers, the sale of all or substantially all of our assets, our reorganization or liquidation, or our agreement to enter into any such transaction, the administrator may cancel outstanding awards and cause participants to receive, in cash, stock or a combination thereof, the value of the awards.

        Change in control.    In the event of a change in control, all options and stock appreciation rights subject to an award will become fully vested and immediately exercisable and any restricted period imposed upon restricted awards will expire immediately (including a waiver of applicable performance goals). Accelerated exercisability and lapse of restricted periods will, to the extent practicable, occur at a time that allows participants to participate in the change in control. In the event of a change of control, all incomplete performance periods will end, the administrator will determine the extent to which performance goals have been met, and such awards will be paid based upon the degree to which performance goals were achieved.

        Clawback policy.    Awards granted under the 2011 Plan are subject to any clawback policy adopted by the Company and to the provisions of the Dodd-Frank Wall Street Reform and Consumer

Protection Act, as amended, and the rules, regulations and binding, published guidance thereunder, which legislation provides for the clawback and recovery of incentive compensation in the event of certain financial statement restatements.

        Nontransferability.    In general, each award granted under the 2011 Plan may be exercisable only by a participant during the participant's lifetime or, if permissible under applicable law, by the participant's legal guardian or representative. Except in very limited circumstances, no award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us. However, the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

        Section 409A.    The provisions of the 2011 Plan and the awards granted under the 2011 Plan are intended to comply with or be exempt from the provisions of Section 409A of the Code and the regulations thereunder so as to avoid the imposition of an additional tax under Section 409A of the Code.

Registration Rights

        We are a party to a registration rights agreement pursuant to which we have granted certain registration rights to entities affiliated with Warburg Pincus LLC ("Warburg Pincus") that received shares of our common stock in the corporate reorganization.

Outstanding Equity Awards at 2015 Fiscal Year-End

        The following table provides information concerning restricted stock awards, stock option awards and performance unit awards that had not vested for our named executive officers as of December 31, 2015.

Outstanding equity awards table as of December 31, 2015

Name	Grant date	Restricted shares not vested(1)	Market value of shares not vested(2)	Share-settled performance units not vested(3)	Market value of share-settled performance units not vested(4)	Stock options not exercisable(5)	Stock options exercisable	Exercise price	Expiration date
Randy A. Foutch	2/27/2015	80,079	$639,831	160,159	$1,279,670	167,904	—	$11.93	2/27/2025
	2/27/2014	26,002	$207,756	77,620	$620,184	72,030	24,010	$25.60	2/27/2024
	2/15/2013	16,812	$134,328	—	—	64,353	64,356	$17.34	2/15/2023
	2/3/2012	—	—	—	—	15,717	47,151	$24.11	2/3/2022
Richard C. Buterbaugh	2/27/2015	35,464	$283,357	70,927	$566,707	74,358	—	$11.93	2/27/2025
	2/27/2014	11,515	$92,005	34,374	$274,648	31,899	10,633	$25.60	2/27/2024
	2/15/2013	5,612	$44,840	—	—	21,479	21,482	$17.34	2/15/2023
Jay P. Still	2/27/2015	40,802	$326,008	81,605	$652,024	85,551	—	$11.93	2/27/2025
	2/27/2014	13,249	$105,860	39,549	$315,997	36,701	12,234	$25.60	2/27/2024
	7/8/2013	33,414	$266,978	—	—	—	—	—	—
Patrick J. Curth	2/27/2015	21,736	$173,671	43,472	$347,341	45,574	—	$11.93	2/27/2025
	2/27/2014	7,057	$56,385	21,068	$168,333	19,551	6,517	$25.60	2/27/2024
	2/15/2013	4,353	$34,780	—	—	16,664	16,666	$17.34	2/15/2023
	2/3/2012	—	—	—	—	5,282	15,849	$24.11	2/3/2022
Kenneth E. Dornblaser	3/6/2015	20,000	$159,800	—	—	—	—	—	—
	2/27/2015	20,020	$159,960	40,040	$319,920	41,976	—	$11.93	2/27/2025
	2/27/2014	6,500	$51,935	19,405	$155,046	18,007	6,003	$25.60	2/27/2024
	2/15/2013	3,441	$27,494	—	—	13,174	13,174	$17.34	2/15/2023
	2/3/2012	—	—	—	—	3,492	10,479	$24.11	2/3/2022

(1)
Restricted shares granted in 2015, 2014 and 2013 vest 33%, 33% and 34% on a time basis per year beginning on the first anniversary date of the grant, with the exception that the 20,000 shares of restricted stock awarded to Mr. Dornblaser on March 6, 2015 have a three-year cliff vest.

(2)
Market value is determined based on a market value of our common stock of $7.99 per share, the closing price of our common stock on the NYSE on December 31, 2015, the last trading day of the year.

(3)
The share-settled performance unit awards issued February 27, 2014 have a performance period of January 1, 2014 to December 31, 2016 and any shares earned under such awards are expected to be issued in the first quarter of 2017 if the performance criteria are met. The share-settled performance unit awards issued February 27, 2015 have a performance period of January 1, 2015 to December 31, 2017 and any shares earned under such awards are expected to be issued in the first quarter of 2018 if the performance criteria are met.

(4)
Market value is determined based on the closing price of our common stock of $7.99 per share on December 31, 2015, with a potential payout value pursuant to the next highest performance level at "target," resulting in a TSR Modifier of 100%, for the February 27, 2015 and February 27, 2014 performance share unit awards, based on their actual performance through December 31, 2015 attaining "threshold" performance level. See page 29 for discussion of these awards' TSR Modifier.

(5)
Stock option awards vest and become exercisable in four equal installments on each of the first four anniversaries of the date of the grant. We utilize the Black-Scholes option pricing model to measure the fair value of stock option awards granted under our 2011 Plan.

Stock Vestings, Option Exercises and Performance Unit Vestings in Fiscal Year 2015

        The following table provides information concerning the vesting of stock awards (referred to in the table collectively as "stock awards"), during fiscal year 2015 on an aggregated basis with respect to each of our named executive officers.

Stock vestings, option exercises and performance unit vestings for the year ended December 31, 2015

	Stock awards		Stock options		Cash-settled performance units
Name	Shares acquired on vesting(1)	Value realized on vesting(2)	Shares acquired on exercise(3)	Value realized on exercise(4)	Units(5)	Value realized on vesting(6)
Randy A. Foutch	75,098	$876,346	—	—	18,425	$2,648,594
Richard C. Buterbaugh	56,705	$746,758	—	—	6,150	$884,063
Jay P. Still	41,038	$461,042	—	—	—	—
Patrick J. Curth	19,207	$228,128	—	—	4,771	$685,831
Kenneth E. Dornblaser	13,424	$166,363	—	—	3,772	$542,225

(1)
Represents the number of vested shares of common stock in the Company. A portion of these vested shares are the restricted unit awards in Laredo LLC that vested during the year ended December 31, 2015, which were exchanged in connection with the corporate reorganization and initial public offering.

(2)
The value realized upon vesting was calculated utilizing the ending stock price on the vesting date.

(3)
Represents the number of acquired shares of common stock in the Company upon exercise.

(4)
The value realized on exercise was calculated by multiplying the number of exercised stock options by the difference between the exercise price and the ending stock price on the date of exercise.

(5)
Represents the number of cash-settled performance units that vested during the year ended December 31, 2015.

(6)
For the three-year performance period ending in December of 2015, the Company finished at the 69th percentile of its peer group for relative total shareholder return. As a result, the performance units granted in 2013 were paid out in cash at $143.75 per unit.

Pension Benefits

        We maintain a 401(k) Plan for our employees, including our named executive officers, but at this time we do not sponsor or maintain a pension plan for any of our employees.

Nonqualified Deferred Compensation

        We do not provide a deferred compensation plan for our employees at this time.

Potential Payments upon Termination or Change in Control

  Severance

        As described above, we do not maintain individual employment agreements. The Company has adopted the Laredo Petroleum, Inc. Change in Control Executive Severance Plan, which provides severance payments and benefits to our named executive officers and eligible persons with the title of vice president and above, as determined by our Compensation Committee. The policy provides an eligible participant with a lump sum cash severance payment and continued health benefits in the event that the participant experiences a qualifying termination within the 18-month period following the occurrence of a qualifying change in control event. In the event that an eligible executive's employment is terminated without cause by the employer or for good reason by the executive within the 18-month period following the occurrence of a change in control, the executive would become entitled to receive 100% (in the case of our Chief Executive Officer, 300%, and in the case of our other named executive officers, 200%) of the executive's base salary and 200% (in the case of our Chief Executive Officer, 335%, and in the case of our other named executive officers, 225%) of the executive's target bonus and prorated amount of such target bonus for the fiscal year in which the change of control payment is triggered. In addition, the executive would receive company paid COBRA continuation coverage for up to twelve months following the date of termination. The policy contains a modified cutback provision whereby payments payable to an executive may be reduced if doing so would put the executive in a more advantageous after-tax provision than if payments were not reduced and the executive became subject to excise taxes. In order to be eligible for severance benefits under the policy, our named executive officers have executed a confidentiality, non-disparagement and non-solicitation agreement.

  Restricted Stock

        The restricted stock may be affected by a named executive officer's termination of employment or the occurrence of certain corporate events. In the event of the termination of a named executive officer's employment by the Company, with or without cause, or the named executive officer's resignation for any reason, the named executive officer will forfeit all restricted stock to us.

        If the named executive officer's employment with the Company is terminated upon the death of the named executive officer or because the named executive officer is determined to be disabled by the board of directors, then all of his restricted stock will automatically vest. A named executive officer will be considered to have incurred a "disability" in the event of the officer's inability to perform, even with reasonable accommodation, on a full-time basis the employment duties and responsibilities due to accident, physical or mental illness, or other circumstance; provided, however, that such inability continues for a period exceeding 180 days during any 12-month period.

        In the event of a change of control, all restricted stock awards will become fully vested as of the date of the change of control, provided that the named executive officer remains employed by the Company through the date of such change of control. For purposes of these restricted stock awards, a "change of control" generally means: (i) any person acquires beneficial ownership of our securities representing 40% or more of the combined voting power of our outstanding securities (provided, however, that if the surviving entity becomes a subsidiary of another entity, then the outstanding securities shall be deemed to refer to the outstanding securities of the parent entity), (ii) a majority of the members of the board of directors who were directors as of the date of the corporate reorganization no longer serve as directors; or (iii) the consummation of a merger or consolidation of our company with any other entity, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent more than 40% of the combined voting power of our voting securities outstanding immediately after such merger or consolidation.

  Stock Options

        Stock option awards may be affected by a named executive officer's termination of employment or the occurrence of certain corporate events. The unvested portion of a stock option award shall expire upon termination of employment, and the vested portion of a stock option award shall remain exercisable for (i) one year following termination of employment by reason of the holder's death or disability, but not later than the expiration of the option period, or (ii) ninety (90) days following termination of employment for any reason other than the holder's death or disability, and other than the holder's termination of employment for cause. Both the unvested and the vested but unexercised portion of a stock option award shall expire upon the termination of the option holder's employment or service by the Company for cause.

        In the event of a change of control (which for these purposes is the same as described above), provided that the named executive officer remains employed by the Company through the date of such change of control, all stock option awards will become fully vested and exercisable with respect to all shares of common stock covered thereby as of the date of the change of control.

  Performance Unit Awards

        Performance unit awards may be affected by a named executive officer's termination of employment or the occurrence of certain corporate events. If the executive's employment with the Company is terminated by the Company for any reason, with or without cause, or the executive resigns (in either case, other than by reason of death or disability) prior to the maturity date of the performance unit award, then no amount shall be paid in respect of the award. If, prior to the maturity date, the executive's employment with the Company terminates either by reason of death or because the executive is determined by the board of directors or the Compensation Committee to be subject to a disability, then the executive shall be eligible to receive a pro-rated performance unit award, taking into account the time that the executive was employed during the performance period prior to the date of such termination. The performance unit awards granted to each recipient in 2013 which vested in December 2015 were payable in cash. The performance units granted to each recipient in 2014, 2015 and contingently in 2016 are payable in common stock of the Company.

        In the event of a change of control (which for these purposes is the same as described above), provided that the named executive officer remains employed by the Company through the date of such change of control, the "performance periods" in effect on the date the change of control occurs shall end on such date, and either the board of directors or the Compensation Committee shall determine the extent to which the performance goals with respect to each such performance period have been met, based upon such audited or unaudited financial information or other information then available as it deems relevant. The board of directors or Compensation Committee shall then cause each holder of performance unit awards to receive partial or full payment of such awards for each performance period, based on the board of directors' or Compensation Committee's determination of the degree of attainment of the performance goals or that the applicable "target" levels of performance have been attained or on such other basis determined by the board of directors or Compensation Committee.

Potential Payments upon Termination or Change in Control Table for Fiscal Year 2015

        The information set forth in the table below is based on the assumption that the applicable triggering event under the Laredo Petroleum, Inc. Change in Control Executive Severance Plan or the applicable restricted stock award, stock option award or performance unit award agreement to which each named officer was a party occurred on December 31, 2015, the last business day of fiscal year 2015. Accordingly, the information reported in the table indicates the amount of cash severance and benefits that would be payable, and the value of restricted stock, stock options and performance units that would vest or become exercisable, by reason of a termination under the circumstances described above, or upon a change in control, and is our best estimation of our obligations to each named executive officer and will only be determinable with any certainty upon the occurrence of the applicable event. For purposes of determining the value of the accelerated vesting of restricted stock awards, the fair market value per share of our common stock was $7.99 on December 31, 2015. For purposes of determining the value of the accelerated vesting of stock options, we utilized the Black-Scholes option pricing model at grant date. For purposes of determining the value of the accelerated vesting of the 2015 and 2014 performance units that are payable in stock, we assessed the total shareholder return through December 31, 2015 (without consideration of any potential impact such change of control event itself may have on such return) and determined that the performance was between "threshold" and "target" resulting in TSR Modifiers of 63.63% and 59.38%, respectively.

Name	Termination without cause/for good reason outside of a change in control	Change in control (must be coupled with Termination without cause/for good reason)(1)	Change in control only	Termination for cause	Termination due to death or disability
Randy A. Foutch
Salary	$—	$2,400,000	$—	$—	$—
Bonus	—	3,350,000	—	—	—
Accelerated Equity RS(2)	—	981,915	981,915	—	981,915
Accelerated Equity Options(2)	—	2,833,538	2,833,538	—	—
Accelerated Equity PS(2)(3)	—	1,182,519	1,182,519	—	1,182,519
Continued Medical	—	18,634	—	—	—

Total	$—	$10,766,606	$4,997,972	$—	$2,164,434

Richard C. Buterbaugh
Salary	$—	$930,000	$—	$—	$—
Bonus	—	941,625	—	—	—
Accelerated Equity RS(2)	—	420,202	420,202	—	420,202
Accelerated Equity Options(2)	—	1,092,899	1,092,899	—	—
Accelerated Equity PS(2)(3)	—	523,682	523,682	—	523,682
Continued Medical	—	14,117	—	—	—

Total	$—	$3,922,525	$2,036,783	$—	$943,884

Patrick J. Curth
Salary	$—	$760,000	$—	$—	$—
Bonus	—	726,750	—	—	—
Accelerated Equity RS(2)	—	264,837	264,837	—	264,837
Accelerated Equity Options(2)	—	775,072	775,072	—	—
Accelerated Equity PS(2)(3)	—	320,970	320,970	—	320,970
Continued Medical	—	14,117	—	—	—

Total	$—	$2,861,746	$1,360,879	$—	$585,807

Kenneth E. Dornblaser
Salary	$—	$700,000	$—	$—	$—
Bonus	—	669,375	—	—	—
Accelerated Equity RS(2)	—	399,188	399,188	—	399,188
Accelerated Equity Options(2)	—	674,294	674,294	—	—
Accelerated Equity PS(2)(3)	—	295,631	295,631	—	295,631
Continued Medical	—	14,117	—	—	—

Total	$—	$2,752,605	$1,369,113	$—	$694,819

(1)
Our Change in Control Executive Severance Plan, which was applicable to each of the named executive officers at December 31, 2015, provides that in the event that during the 18-month period following a change in control the employment of a named executive officer is terminated by the employer without cause or by the named executive officer for good reason, then the named executive officer is entitled to 200% (300% in the case of Mr. Foutch) of such named executive officer's base salary and 225% (335% in the case of Mr. Foutch) of such named executive officer's target bonus, plus company paid COBRA continuation coverage for up to 12 months. In addition, the 2011 Plan provides that in the event of a change in control, (i) with respect to restricted stock awards, the restricted period shall expire and restrictions applicable to outstanding restricted stock awards shall lapse and such awards shall become fully vested; (ii) with respect to stock option awards, all options will become fully vested and exercisable with respect to all shares of common stock covered thereby as of the date of the change of control; and (iii) with respect to performance units, the "performance periods" in effect on the date the change of control occurs shall end on such date, and either the board of directors or the Compensation Committee shall determine the extent to which the performance goals with respect to each such performance period have been met and shall then cause each holder of performance unit awards to receive partial or full payment of such awards for each performance period. For purposes of this table, it is assumed that all outstanding performance units are awarded at a 100% level.

(2)
At December 31, 2015, the only forms of equity awards held by the named executive officers consisted of restricted stock, stock options and performance units. Each such award may be impacted by the termination of the holder's employment by the Company, depending on the reason for such termination, as follows: (i) the named executive officers' restricted stock awards provide that if the named executive officer's employment is terminated for any reason other than death or a determination of disability, then the named executive officer forfeits his unvested shares. In the event of termination by death or disability, all unvested shares automatically vest; (ii) the stock option awards provide that the unvested portion of a stock option award shall expire upon termination of employment, and the vested portion of a stock option award shall remain exercisable for (a) one year following termination of employment by reason of the holder's death or disability, but not later than the expiration of the option period, or (b) 90 days following termination of employment for any reason other than the holder's death or disability, and other than the holder's termination of employment for cause; provided both the unvested and the vested but unexercised portion of a stock option award shall expire upon the termination of the option holder's employment or service by the Company for cause; and (iii) the performance unit awards provide that if the executive's employment with the Company is terminated by the Company for any reason, with or without cause, or the executive resigns (in either case, other than by reason of death or disability) prior to the maturity date of the performance unit award, then no amount shall be paid in respect of the award. If, prior to the maturity date the executive's employment with the Company either by reason of death or because the executive is determined by the board of directors or the Compensation Committee to be subject to a disability, then the executive shall be eligible to receive a pro-rated performance unit award, taking into account the time that the executive was employed during the performance period prior to the date of such termination.

(3)
For the purposes of this table, the performance period was assumed to have ended on December 31, 2015. At December 31, 2015 (without consideration of any potential impact such change of control event may have), the relative rankings of the 2015 and 2014 share-settled performance unit awards' total shareholder returns were 45.45% and 43.75%, respectively, resulting in TSR Modifiers of 63.63% and 59.38%, respectively. See page 29 for discussion of these awards' TSR Modifier.

Compensation of Directors

        Based on a competitive review by FWC of outside director compensation paid by our peers, which also included consideration of the significant time commitment our board of directors provides to the Company, in 2015 the non-employee members of our board of directors were paid based on the compensation arrangements described below.

  •
  Annual Cash Retainer—$60,000 (directors can elect to have their cash retainer paid in the form of restricted stock awards); this award is payable ratably following each quarterly meeting of the board of directors.

  •
  Committee Chairman Fees—

  •
  Chairman of Audit Committee: $20,000/year paid in restricted stock awards; this fee is paid annually following the board meeting that accompanies our annual meeting of stockholders.

    •
    Chairman of Compensation Committee: $15,000/year paid in restricted stock awards; this fee is paid annually following the board meeting that accompanies our annual meeting of stockholders.

    •
    Chairman of Other Committees: $12,500/year paid in restricted stock awards; this fee is paid annually following the board meeting that accompanies our annual meeting of stockholders.

  •
  Annual Stock Grant—Equivalent value of $160,000 in restricted stock awards; this fee is paid annually following the board meeting that accompanies our annual meeting of stockholders.

  •
  Lead Independent Director Fee—$20,000/year paid restricted stock awards; this fee is paid annually following the board meeting that accompanies our annual meeting of stockholders.

  •
  Participation in Charitable Matching Gift Program—Directors are permitted to participate in our charitable matching gift program. For more information, see "Executive Compensation—Compensation Discussion and Analysis—Other Benefits."

        Based upon the decline in crude oil and natural gas commodity prices, and the correlative impact such decline has had on the market price of our common stock, effective March 1, 2016 our board of directors directed a 10% reduction ($22,000) in the aggregate compensation paid to each member in the form of the Annual Cash Retainer and the Annual Stock Grant, with such reduction to be reflected in payments under the Annual Stock Grant. Our board of directors also determined that its members would be entitled to receive up to 50% of their annual compensation in the form of cash (in part to provide the cash needed to pay taxes on restricted stock awards that vest), assuming their individual stock ownership guidelines had been satisfied at the time of such election. This will have the effect of allowing a board member to potentially take a portion of his or her Annual Stock Grant in the form of cash. In addition, the proposed Amendment to the 2011 Plan includes a limitation on the number of shares of common stock that may be issued in respect of awards granted to any non-employee director of Laredo in a single calendar year to 1,435,000 shares. See "Item Two—Approval of an Amendment to the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan and Approval of the Performance-Based Compensation Terms Thereunder For Purposes of Section 162(m)."

        Directors who are also employees of the Company will not receive any additional compensation for serving on our board of directors. Accordingly, the "Summary compensation table" reflects the total compensation received by Randy A. Foutch and Jay P. Still. Directors are eligible to participate in our matching gift program.

        The following table summarizes, with respect to our non-employee directors, information relating to the compensation earned for services rendered as directors during the fiscal year ended December 31, 2015.

Director compensation table for the year ended December 31, 2015

Name	Stock awards(1)(2)	Fees earned or paid in cash(2)(3)	All other compensation(2)(3)	Total
Peter R. Kagan	$219,977	—	$23	$220,000
James R. Levy	$219,977	—	$23	$220,000
B.Z. (Bill) Parker	$219,977	—	$23	$220,000
Pamela S. Pierce	$219,977	—	$1,023	$221,000
Ambassador Francis Rooney	$232,480	—	$20	$232,500
Donald D. Wolf	$174,993	$60,000	$7	$235,000
Edmund P. Segner, III	$179,989	$60,000	$11	$240,000
Dr. Myles Scoggins	$219,977	—	$23	$220,000

(1)
The amounts reported as "Stock awards" represent the aggregate grant date fair value of restricted stock awards granted to or in respect of Laredo's directors during 2015, based on the closing price of our stock on the NYSE on the grant date.

(2)
Fees earned during the fourth quarter of each year are paid during the first quarter of the next year.

(3)
The amounts shown represent either the value of fractional shares paid in cash to those directors electing to take restricted stock awards in lieu of cash, or in the cases of Messrs. Wolf and Segner, their election to receive the applicable $15,000 cash payment with respect to a quarterly meeting. The amount shown for Ms. Pierce includes a $1,000 charitable gift made on behalf of Ms. Pierce pursuant to Laredo's charitable matching gift program.

        The following table summarizes, with respect to our non-employee directors, information relating to the outstanding unvested restricted shares of common stock earned by each director for services rendered. Restricted shares granted in 2015 have a one-year cliff vest.

Name	Grant date	Restricted stock shares not vested
Peter R. Kagan	11/12/2015	1,321
	8/20/2015	1,562
	5/19/2015	13,030
	2/11/2015	1,217
James R. Levy	11/12/2015	1,321
	8/20/2015	1,562
	5/19/2015	13,030
	2/11/2015	1,217
B.Z. (Bill) Parker	11/12/2015	1,321
	8/20/2015	1,562
	5/19/2015	13,030
	2/11/2015	1,217
Pamela S. Pierce	11/12/2015	1,321
	8/20/2015	1,562
	5/19/2015	13,030
	2/11/2015	1,217
Ambassador Francis Rooney	11/12/2015	1,321
	8/20/2015	1,562
	5/19/2015	13,961
	2/11/2015	1,217
Donald D. Wolf	5/19/2015	13,030
Edmund P. Segner, III	5/19/2015	13,402
Dr. Myles Scoggins	11/12/2015	1,321
	8/20/2015	1,562
	5/19/2015	13,030
	2/11/2015	1,217

        Our independent directors may be reimbursed for their expenses to attend board meetings.

Securities Authorized for Issuance under 2011 Plan

        At December 31, 2015, a total of 10 million shares of common stock were authorized for issuance under the 2011 Plan. In the table below, we describe certain information about these shares and the

2011 Plan that provides for their authorization and issuance. You can find a description of the 2011 Plan under "—Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan."

Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding outstanding options(1)(2))
Equity compensation plan approved by security holders(1)	1,777,786	$17.86	4,035,699
Equity compensation plan not approved by security holders	—	—	—

Total	1,777,786		4,035,699

(1)
The 2011 Plan became effective upon consummation of the Company's initial public offering in December 2011. No awards were issued under the 2011 Plan in December 2011. See "—Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan" for more information.

(2)
The formula for calculating the number of securities remaining available for future issuance assumes the outstanding share-settled performance units result in a maximum performance period level, resulting in a TSR Modifier of 200%, even though the actual performance period through December 31, 2016 for the 2014 Performance Share Awards, and through December 31, 2017 for the 2015 Performance Share Awards, are not complete nor have they reached maximum. If the share-settled performance unit awards were included at a TSR Modifier of 100%, the number of securities remaining available for issuance under equity compensation plans (excluding outstanding options), as of December 31, 2015 would be 4,909,867. See page 29 for discussion of these awards' TSR Modifier.

        In the event stockholders approve the Amendment to the 2011 Plan proposed in Item Two below, after taking into account the contingent grants of equity awards made to employees in February 2016 that are subject to such stockholder approval and utilizing a TSR Modifier of 100% for outstanding performance shares, as of December 31, 2015, we would have a total of 24,350,000 shares of common stock authorized for issuance under the 2011 Plan and 14,698,326 shares remaining available for future issuance, excluding outstanding options. Utilizing the previous statement scenario except utilizing a TSR Modifier of 200% for outstanding performance shares, as of December 31, 2015, we would have 12,034,091 shares remaining available for future issuance, excluding outstanding options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No member of the Compensation Committee has been at any time an employee of Laredo. None of the Company's executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on the Company's board of directors or Compensation Committee. No member of the Company's board of directors is an executive officer of a company in which one of the Company's executive officers serves as a member of the board of directors or compensation committee of that company.

AUDIT COMMITTEE REPORT

        The Company has determined that: (i) Messrs. Segner, Parker, Wolf and Scoggins are independent, as defined in Section 10A of the Exchange Act and under the standards set forth by the NYSE; and (ii) all current Audit Committee members are financially literate. In addition, Messrs. Segner, Wolf and Dr. Scoggins each qualify as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.

        During the last fiscal year, and earlier this year in preparation for the filing with the SEC of the Company's Annual Report on Form 10-K for the year ended December 31, 2015, the Audit Committee:

  •
  reviewed and discussed the Company's audited consolidated financial statements as of and for the year ended December 31, 2015 with management and with the independent registered public accountants;

  •
  considered the adequacy of the Company's internal controls and the quality of its financial reporting, and discussed these matters with management and with the independent registered public accountants;

  •
  reviewed and discussed with the independent registered public accountants (i) their judgments as to the quality of the Company's accounting policies, (ii) the written disclosures and letter from the independent registered public accountants required by Public Company Accounting Oversight Board Independence Rules, and the independent registered public accountants' independence, and (iii) the matters required to be discussed by the Public Company Accounting Oversight Board's Auditing Standard No. 16, Communications with Audit Committees;

  •
  discussed with management and with the independent registered public accountants the process by which the Company's Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer make the certifications required by the SEC in connection with the filing with the SEC of the Company's periodic reports, including reports on Forms 10-K and 10-Q;

  •
  pre-approved all auditing services and non-audit services to be performed for the Company by the independent registered public accountants as required by the applicable rules promulgated pursuant to the Exchange Act, considered whether the rendering of non-audit services was compatible with maintaining Grant Thornton LLP's independence, and concluded that Grant Thornton LLP's independence was not compromised by the provision of such services (details regarding the fees paid to Grant Thornton LLP in fiscal year 2015 for audit services, tax services and all other services, are set forth in "Audit and Other Fees" below); and

  •
  based on the reviews and discussions referred to above, recommended to the board of directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

        As recommended by the NYSE's corporate governance rules, the Audit Committee also considered whether, to assure continuing auditor independence, it would be advisable to regularly rotate the audit firm itself. The Audit Committee has concluded that the current benefits to the Company from continued retention of Grant Thornton LLP warrant retaining the firm at this time. The Audit Committee will, however, continue to review this issue on an annual basis.

        Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's consolidated financial statements are complete and accurate and in accordance with generally accepted accounting principles. Management is responsible for the Company's financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent registered public accountants are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company or accountants or auditors by profession. Therefore, the Audit Committee has relied, without independent verification, on management's representation that the consolidated financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accountants included in their report on the Company's consolidated financial statements.

        The Audit Committee meets regularly with management and the independent auditors, including private discussions with the independent registered public accountants, and receives the communications described above. The Audit Committee has also established procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accountants do not assure that the Company's consolidated financial statements are presented in accordance with generally accepted accounting principles or that the audit of the Company's consolidated financial statements has been carried out in accordance with generally accepted auditing standards.

Audit Committee of the Board of Directors
Edmund P. Segner, III, Chairman B.Z. (Bill) Parker, Member Donald D. Wolf, Member Dr. Myles W. Scoggins, Member

        The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

 CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The board of directors believes that its fundamental responsibility is to promote the best interests of the Company and its stockholders by overseeing the management of the Company's business and affairs. Directors must exercise their business judgment and act in what they reasonably believe to be the best interests of the Company and its stockholders. The board of directors is elected by the stockholders to oversee management and to ensure that the long-term interests of the stockholders are being served. Directors must fulfill their responsibilities consistent with their fiduciary duties to the stockholders and in compliance with applicable laws and regulations.

        The board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to the Company's stockholders. The Company's Corporate Governance Guidelines cover the following principal subjects:

  •
  Board of Directors Composition and Selection; Director Qualifications

  •
  Board of directors size

  •
  Selection of members of the board of directors

  •
  Determination of independence of directors

  •
  Selection of the Chairman and Chief Executive Officer

  •
  Term limits

  •
  Retirement

  •
  Other directorships

  •
  Change in status of directors

  •
  Committees of the board of directors

  •
  Board of Directors Meetings; Director Responsibilities

  •
  Board of directors meetings and agenda

  •
  Access to management and advisors

  •
  Executive sessions

  •
  Director orientation and education

  •
  Annual performance evaluations

  •
  Succession planning

  •
  Director compensation

  •
  Stock ownership guidelines

  •
  Shareholder communications with the board of directors

  •
  Board of directors communications with third parties

        The "Corporate Governance Guidelines" are posted on our website at www.laredopetro.com. The Corporate Governance Guidelines are being reviewed annually by the Nominating and Corporate Governance Committee, and any proposed additions to or amendments of the Corporate Governance Guidelines will be presented to the board of directors for its approval.

        The NYSE has adopted rules that require listed companies to adopt governance guidelines covering certain matters. The Company believes that the Corporate Governance Guidelines comply with the NYSE rules.

Code of Conduct and Business Ethics

        The board of directors has adopted a Code of Conduct and Business Ethics applicable to our employees, directors and officers and a Code of Ethics for Senior Financial Officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Any waiver of these codes may be made only by our board of directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. A copy of the Code of Conduct and Business Ethics and Code of Ethics for Senior Financial Officers is available on our website at www.laredopetro.com.

Board of Directors Leadership

        Mr. Foutch is Laredo's founder and has served as Laredo's Chairman and Chief Executive Officer since its inception. He also served as Laredo's President from October 2006 to July 2008.

        The board of directors believes the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company's strategy and business plans. As Chief Executive Officer, the Chairman is best suited to ensure that critical business issues are brought before the board of directors, which enhances the board of director's ability to develop and implement business strategies.

        To ensure a strong and independent board of directors, as discussed herein, the board of directors has affirmatively determined that all directors of the Company, other than Mr. Foutch and Mr. Still (who resigned effective January 28, 2016), are independent within the meaning of the NYSE listing standards currently in effect. Our Corporate Governance Guidelines provide that non-management directors shall meet in regular executive session without management present, and that the Chairman of the Audit Committee, Mr. Segner who serves as our lead independent director, shall act as the Chairman of such meetings.

        Until November 2013, Warburg Pincus owned a majority of the Company's outstanding common stock. As such, prior to that time, the Company was a "controlled company" as that term is set forth in the NYSE Listed Company Manual. Under the NYSE rules, a "controlled company" may elect not to comply with certain NYSE corporate governance requirements, including: (i) the requirement that a majority of the Company's board of directors consist of independent directors, (ii) the requirement that the Company's Nominating and Corporate Governance Committee be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities, and (iii) the requirement that the Company's Compensation Committee be composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities. While these requirements did not apply to the Company during the period it remained a "controlled company," the Company's board of directors nonetheless during all of 2013 consisted of a majority of independent directors and its Nominating and Corporate Governance Committee and Compensation Committee consisted entirely of independent directors within the meaning of the NYSE listing standards currently in effect. The Nominating and Corporate Governance Committee and the Compensation Committee each have a written charter addressing such committee's purpose and responsibilities in accordance with NYSE listing standards.

Communications with the Board of Directors

        Stockholders or other interested parties can contact any director, any committee of the board of directors, or the Company's non-management directors as a group, by writing to them at Laredo

Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119. Comments or complaints relating to the Company's accounting, internal accounting controls or auditing matters will also be referred to members of the Audit Committee. All such communications will be forwarded to the appropriate member(s) of the board of directors.

Director Independence

        The board of directors annually reviews and determines the independence of each director. In making its determination, the board of directors carefully considers all facts and circumstances it deems relevant to the determination. Members of the board of directors have an affirmative obligation to promptly inform the Company's General Counsel of changes in their circumstances or any transactions or relationships that may impact their designation by the board of directors as "independent."

        The board of directors has assessed the independence of each non-employee director under the Company's guidelines and the independence standards of the NYSE. The board of directors affirmatively determined that all eight of the non-employee directors (Messrs. Kagan, Levy, Parker, Rooney, Segner and Wolf, Dr. Scoggins and Ms. Pierce) are independent under the Company's guidelines and independence standards of the NYSE. This determination included specifically consideration of Warburg Pincus' stock ownership in the Company and Messrs. Kagan's and Levy's relationship with Warburg Pincus. Under the standards of the NYSE, the concern is "independence from management" and, therefore, the ownership of even a significant amount of stock is not, by itself, a bar to an independence finding.

        In connection with its assessment of the independence of each non-employee director, the board of directors also determined that Messrs. Segner, Parker, and Wolf and Dr. Scoggins meet the additional independence standards of the NYSE and SEC applicable to members of the Audit Committee. Those standards require that the director not be an affiliate of the Company and that the director not receive from the Company, directly or indirectly, any consulting, advisory or other compensatory fees except for fees for services as a director.

Executive Sessions of the Board of Directors

        Our independent directors meet regularly in executive session without management to review the performance of management and our Company and any related matters. The Chairman of our Audit Committee, Mr. Segner, serves as the Chairman and lead independent director of such meetings. Generally, executive sessions are held in conjunction with regularly scheduled meetings of our board of directors. We expect our board of directors to have at least four executive sessions each year.

Financial Literacy of Audit Committee and Designation of Financial Experts

        As a part of its annual self-assessment process, the board of directors evaluated each of the members of the Audit Committee for financial literacy and the attributes of a financial expert on November 11, 2015. The board of directors determined that each of the Audit Committee members is financially literate and that Messrs. Segner and Wolf and Dr. Scoggins are Audit Committee financial experts as defined by the SEC.

Oversight of Risk Management

        The board of directors oversees an enterprise-wide approach to risk management, designed to support the achievement of the Company's objectives and to maintain stockholder value. The Audit Committee is primarily responsible for overseeing the Company's exposure to financial risk and reviewing the steps the Company's management has taken to monitor and control such exposure. The Audit Committee meets at least four times per year, in addition to periodic meetings with management and internal and independent auditors to accomplish its purpose. Additionally, each of the committees of the board of directors considers the risks within its area of responsibilities. We believe that the leadership structure of our board of directors supports its effective oversight of the Company's risk management.

Attendance at Annual Meetings

        The board of directors encourages all directors to attend the annual meetings of stockholders, if practicable. Nine of our directors attended our last annual meeting. We anticipate that all of our directors will attend the Annual Meeting.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of common stock as of March 28, 2016 by (i) beneficial owners of five percent or more of the Company's common stock, (ii) each director of the Company, (iii) each named executive officer of the Company and (iv) all of the Company's directors and executive officers as a group. Unless otherwise noted, the mailing address of each person or entity named below is c/o Laredo Petroleum, Inc., 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119.

Name of person or identity of group	Number of shares	Percentage of class(1)
Warburg Pincus Private Equity IX, L.P.(2)	46,215,059	21.7%
Warburg Pincus Private Equity X O&G, L.P.(2)	40,163,657	18.8%
Warburg Pincus X Partners, L.P.(2)	1,291,411	0.6%
SailingStone Capital Partners LLC(3)	30,150,324	14.1%
SPO Advisory Corp.(4)	17,130,282	8.0%
Capital Research Global Investors(5)	12,166,000	5.7%
Randy A. Foutch(6)(7)(13)	1,455,099	0.7%
Jay P. Still(14)	82,887	0.0%
Peter R. Kagan(2)(8)	87,835,671	41.2%
James R. Levy(2)(8)	87,733,659	41.1%
B.Z. (Bill) Parker	116,609	0.1%
Pamela S. Pierce	123,613	0.1%
Ambassador Francis Rooney(9)	515,816	0.2%
Dr. Myles W. Scoggins(10)	53,400	—
Edmund P. Segner, III	43,716	—
Donald D. Wolf(11)	64,267	—
Richard C. Buterbaugh(13)	133,857	0.1%
Patrick J. Curth(13)	137,158	0.1%
Kenneth E. Dornblaser(13)	86,200	—
Directors and executive officers as a group (15 persons)(12)(13)	3,151,566	1.5%

(1)
Based upon an aggregate of 213,447,648 shares outstanding as of March 28, 2016.

(2)
The stockholders are (i) Warburg Pincus Private Equity IX, L.P., a Delaware limited partnership ("WP IX"), including an affiliated partnership, (ii) Warburg Pincus Private Equity X O&G, L.P., a Delaware limited partnership ("WP X O&G"), and (iii) Warburg Pincus X Partners, L.P., a Delaware limited partnership ("WP X Partners"). Warburg Pincus IX GP L.P., a Delaware limited Partnership ("WP IX GP") is the general partner of WP IX. Warburg Pincus X, L.P., a Delaware limited partnership ("WP X GP"), is the general partner of each of WP X O&G and WP X Partners. Warburg Pincus X GP L.P., a Delaware limited partnership ("WP X LP"), is the general partner of WP X GP. WPP GP LLC, a Delaware limited liability company ("WPP GP") is the general partner of WP IX GP and WP X GP. Warburg Pincus Partners, L.P., a Delaware limited partnership ("WP Partners"), is the managing member of WPP GP. Warburg Pincus Partners GP LLC, a Delaware limited liability company ("WP Partners GP"), is the general partner of WP Partners. Warburg Pincus & Co., a New York general partnership ("WP"), is the managing member of WP Partners. Warburg Pincus LLC, a New York limited liability company ("WP LLC"), manages each of WP IX, WP X O&G and WP X Partners. Peter Kagan and James Levy are each Partners of WP and Members and Managing Directors of WP LLC and may be deemed to control the Warburg Pincus entities. Messrs. Kagan and Levy disclaim beneficial ownership of all shares held by the Warburg Pincus entities. The address of the Warburg Pincus entities is 450 Lexington Avenue, New York, New York 10017.

(3)
This share ownership information was provided in a Schedule 13G Amendment No. 3 filed on February 16, 2016 by SailingStone Capital Partners LLC, which disclosed that such entity possesses sole voting and dispositive power of the reported shares. The address of SailingStone Capital Partners LLC is One California Street, 30th Floor, San Francisco, California 94111.

(4)
This share ownership information was provided in a Schedule 13G Amendment No. 1 filed on February 16, 2016 by SPO Advisory Corp., which disclosed that such entity possesses sole voting and dispositive power of the reported shares. The address of SPO Advisory Corp. is 591 Redwood Highway, Suite 3215, Mill Valley, California 94941.

(5)
This share ownership information was provided in a Schedule 13G filed on February 12, 2016 by Capital Research Global Investors, which disclosed that such entity possesses sole voting and dispositive power of the reported shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(6)
Randy A. Foutch, the Company's Chief Executive Officer and Chairman of the board of directors, is a limited partner of certain affiliates of Warburg Pincus.

(7)
Includes (i) 360,148 shares held equally among four family trusts, (ii) 500 shares held by Mr. Foutch's daughter and (iii) 450,928 shares held by Lariat Ranch, an entity of which Mr. Foutch owns approximately 80% and has shared voting power.

(8)
Peter R. Kagan and James Levy, directors of the Company, are Partners of WP and Members and Managing Directors of WP LLC. All shares indicated as owned by Messrs. Kagan and Levy are included because of their affiliation with the Warburg Pincus entities. Messrs. Kagan and Levy disclaim beneficial ownership of all shares held by the Warburg Pincus entities.

(9)
Includes 455,147 shares held by Rooney Capital LLC.

(10)
Includes 5,000 shares held in a joint account for which Dr. Scoggins shares voting and dispositive powers with his spouse.

(11)
Includes 3,000 shares held by the Donald D. Wolf 2007 Irrevocable Trust.

(12)
Does not include shares of common stock held by WP IX, WP X O&G and WP X Partners (as defined in footnote 2) in which Messrs. Kagan and Levy may be deemed to have an indirect pecuniary interest (within the meaning of Rule 16a-1 under the Exchange Act).

(13)
Does not include the February 19, 2016 awards, which were approved subject to and contingent upon approval by our stockholders at the 2016 Annual Meeting of the Amendment to our 2011 Plan to, among other things, increase the number of shares of common stock authorized for issuance thereunder as described in Item Two below.

(14)
Mr. Still resigned as President and Chief Operating Officer effective January 28, 2016.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The executive officers and directors of the Company and persons who own more than 10% of the Company's common stock are required to file reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership. Based solely on our review of reports and written representations that the Company has received, the Company believes that all required reports were timely filed during 2015.

TRANSACTIONS WITH RELATED PERSONS

Procedures for Review, Approval and Ratification of Related Person Transactions

        A "Related-Party Transaction" is a transaction, arrangement or relationship in which the Company or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A "Related Person" means:

  •
  any person who is, or at any time during the applicable period was, one of the Company's executive officers or one of its directors;

  •
  any person who is known by the Company to be the beneficial owner of more than 5.0% of the Company's common stock;

  •
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5.0% of the Company's common stock; and

  •
  any entity in which any of the foregoing persons (i) has direct or indirect control, (ii) is a partner or principal or in a similar position, (iii) has a 10.0% or greater beneficial ownership interest or (iv) is employed if (a) the person is directly involved in the negotiation of the Related-Party Transaction or will share or have primary responsibility for such transaction or (b) the person's compensation from the entity is directly tied to such transaction.

        The board of directors has determined that the Audit Committee is best suited to review and approve Related-Party Transactions, although the board of directors may instead determine that a particular Related-Party Transaction should be reviewed and approved by a majority of disinterested directors. No member of the Audit Committee shall participate in the review or approval of any Related-Party Transaction with respect to which such member is a Related Person. In reviewing and approving any Related-Party Transaction, the Audit Committee shall:

  •
  Satisfy itself that it has been fully informed as to the material facts of the Related Person's relationship and interest and as to the material facts of the proposed Related-Party Transaction;

  •
  Take into account the extent of the Related Person's interest in the Related-Party Transaction; and

  •
  Determine that the Related-Party Transaction is fair to the Company and that the Related-Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

        At each Audit Committee meeting, management shall recommend any Related-Party Transactions, if applicable, to be entered into by the Company. After review, the Audit Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Audit Committee as to any material change to those proposed transactions. The Audit Committee shall establish such guidelines as it determines are necessary or appropriate for management to follow in its dealings with Related Persons in Related-Party Transactions.

        If management becomes aware of a proposed Related-Party Transaction or an existing Related-Party Transaction that has not been pre-approved by the Audit Committee, management shall promptly notify the Chairman of the Audit Committee and such transactions shall be submitted to the Audit Committee for their review, consideration and determination of whether to approve or ratify, as applicable, such transaction if the Audit Committee determines it is fair to the Company. If management, in consultation with the Company's Chief Executive Officer or Chief Financial Officer, determines that it is not practicable to wait until the next Audit Committee meeting, the Chairman of the Audit Committee has the delegated authority during the period between Audit Committee meetings, to review, consider and determine whether any such transaction is fair to the Company and whether the transaction should be approved, or ratified, as the case may be. The Chairman of the Audit Committee shall report to the Audit Committee any transactions reviewed by him pursuant to this delegated authority at the next Audit Committee meeting.

        Additional information relating to the Company's policies regarding Related-Party Transactions is set forth in the "Policy Statement Regarding Related-Party Transactions" that is posted on the Company's website at www.laredopetro.com.

Registration Rights

        On December 20, 2011, in connection with the closing of its initial public offering, the Company entered into a registration rights agreement (the "Registration Rights Agreement") with affiliates of Warburg Pincus and the other former unitholders of Laredo LLC. Under the terms of the Registration Rights Agreement, Warburg Pincus is the only remaining holder of registration rights under the Registration Rights Agreement. The Registration Rights Agreement requires the Company to file, within 30 days of receipt of a demand notice issued by Warburg Pincus, a registration statement with the SEC permitting the public offering of registrable securities. In addition, the Registration Rights Agreement grants Warburg Pincus the right to join the Company, or "piggyback", in certain circumstances, if the Company is selling its common stock in an offering at any time after its initial public offering. The Registration Rights Agreement also includes customary provisions dealing with indemnification, contribution and allocation of expenses.

Other Related-Party Transactions

        On January 1, 2013, we entered into a Non-Exclusive Aircraft Lease Agreement (as amended, the "Aircraft Lease") with Lariat Ranch for a term of one year, automatically renewable for subsequent one-year terms subject to the parties' termination rights. The Aircraft Lease was amended effective January 1, 2014 and again effective January 1, 2015. Under the Aircraft Lease in 2015, we leased an airplane owned by Lariat Ranch at a rate of $1,508.75 per flight hour, subject to quarterly redetermination by the parties, and are also responsible for all operating costs associated with our use of the aircraft, including flight crew costs and airport charges. Laredo incurred approximately $329,397 in expenses for the year ended December 31, 2015 for business trips pursuant to this policy. In connection with the Aircraft Lease, our board of directors adopted a revised aircraft use policy, which also covers our reimbursement of expenses related to flight training and certification of Mr. Foutch and other related expenses, which are included under "All other compensation" in our "Summary compensation table" above.

        Mr. Foutch and Company employees travel extensively for Company business, often on short notice and to areas that have limited access to direct commercial flights. Therefore, our board of directors has determined that the ability to have access when necessary to Lariat's dedicated aircraft is an efficient, safer and cost-effective option that is beneficial to us. Although Mr. Foutch is a fully qualified pilot with a single pilot rating and has flown his aircraft solo for business while working for other companies in the past, we believe it is in our best interest to require the presence of a fully-licensed and qualified co-pilot with him, or two pilots, and certain specified safety and mechanical inspections to assure the airworthiness of the aircraft.

 ITEM TWO

APPROVAL OF AN AMENDMENT TO THE LAREDO PETROLEUM, INC.
2011 OMNIBUS EQUITY INCENTIVE PLAN
AND APPROVAL OF THE PERFORMANCE-BASED COMPENSATION TERMS
THEREUNDER FOR PURPOSES OF SECTION 162(m)

        We adopted the 2011 Plan in connection with our initial public offering in 2011. Our board of directors, Compensation Committee and management all believe that the effective use of share-based long-term incentive compensation is vital to our continued ability to recruit, hire and retain the individuals required to successfully execute our business plans by providing a direct link between compensation and long-term stockholder value creation. Since our initial public offering in 2011, we have not sought an increase in the number of shares of common stock authorized for issuance under the 2011 Plan or otherwise amended the 2011 Plan, and we believe we have judiciously utilized the shares authorized for issuance under the 2011 Plan.

        On March 30, 2016, our Compensation Committee recommended, and our board of directors adopted, the Amendment to the 2011 Plan, subject to approval of our stockholders. Pursuant to the Amendment, we are asking for approval to increase the number of shares of common stock authorized for issuance under the 2011 Plan by an additional 14,350,000 shares, increasing the maximum number of shares of our common stock issuable under the 2011 Plan from 10,000,000 shares to 24,350,000 shares and enabling the continued use of the 2011 Plan for share-based awards. We are further asking for approval to limit the number of shares of common stock that may be issued in respect of awards granted to any non-employee director of Laredo in a single calendar year to 1,435,000 shares. In addition, we propose to amend the 2011 Plan to prohibit the vesting of any stock options or stock appreciation rights, subject to certain specific exceptions as may be specified in an award agreement, prior to the one year anniversary of the grant date for such stock options or stock appreciation rights. We believe that this minimum required vesting period will encourage employee retention and further align the interests of our employees with those of our stockholders.

        By increasing the number of shares authorized under the 2011 Plan, we believe we will have the flexibility to continue to provide equity incentives in amounts determined to be appropriate by our Compensation Committee. Historically we have made grants under the 2011 Plan to all of our employees, generally initially upon hire and then annually based on performance during the prior year. Beginning in 2015, we modified this policy so that grants are not made to all new employees upon their hire. Instead, grants awarded initially upon hire are made only to new employees specifically approved by the Chairman and Chief Executive Officer. Lack of available shares under the 2011 Plan will severely limit our ability to attract, retain and motivate individuals integral to achieving our business objectives.

        Except for the Amendment to the 2011 Plan to increase the number of shares authorized for issuance by 14,350,000 shares, to limit the number of shares awarded to any non-employee director in a single calendar year and to provide for a one year minimum vesting requirement for stock options and stock appreciation rights, we are not otherwise proposing to amend the 2011 Plan.

        We are also asking our stockholders to approve the performance-based compensation terms of the 2011 Plan as described in this Item Two, for purposes of complying with Section 162(m) of the Code.

Highlights of the Proposed Amendment

        The 2011 Plan authorizes the board of directors or the Compensation Committee to award stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonus awards, performance compensation awards (which may include performance units, performance based shares and other equity and non-equity performance based awards) and other incentives payable in cash or in shares of our common stock for the purpose of attracting, retaining and motivating the caliber of employees and directors essential for achievement of our success.

        We propose to increase the maximum aggregate number of shares of our common stock authorized for issuance under the 2011 Plan by an additional 14,350,000 shares, increasing the maximum number of shares of our common stock issuable under the 2011 Plan from 10,000,000 shares to 24,350,000 shares, subject to stockholder approval of the proposed Amendment to the 2011 Plan. As of March 28, 2016 approximately 2,988,357 shares of common stock remained available for future grants excluding the requested share increase and certain awards granted to our employees on February 19, 2016 that are subject to stockholder approval of this Item Two, calculated as follows:

Shares currently authorized for issuance under the 2011 Plan, minus	10,000,000
Shares subject to awards granted under the 2011 Plan between inception and March 28, 2016, excluding the conditional grant of shares made to employees on February 19, 2016 as described below, plus(1)	(9,899,928)
Shares that became available under the 2011 Plan pursuant to cancellation or forfeiture of awards under the 2011 Plan between inception and March 28, 2016(1)	2,888,285

Shares remaining available for future grants under the 2011 Plan, as of March 28, 2016 excluding the conditional grant of shares made to employees on February 19, 2016	2,988,357

(1)
Includes performance unit awards, payable in common stock, at 200%. If the performance unit awards, net of forfeitures, were included at 100%, the shares remaining available for future grants under the 2011 Plan, as of March 28, 2016 excluding the conditional grant of shares made to employees on February 19, 2016 would be 3,741,371.

        On February 19, 2016, following the filing of our Annual Report on Form 10-K, as is our normal practice, the Compensation Committee approved annual grants of LTIP awards to employees for 2016. These awards consisted of restricted stock awards, stock option awards and performance units (payable in our common stock), in the aggregate amounts identified in the schedule set forth below. All of these awards are conditional and subject to stockholder approval of this Item Two. If stockholder approval of this Item Two is not obtained, the following awards will be canceled:

Award type	Number of shares
Restricted Stock	2,771,474
Stock Options	994,022
Performance Units	1,790,067

Total	5,555,563

        As of March 28, 2016, approximately 213,447,648 shares of our common stock were outstanding. If stockholders approve the proposed Amendment to our 2011 Plan, as of March 28, 2016 approximately 12,535,808 shares of common stock would be available for new grants under the 2011 Plan, after taking into account (i) the 5,555,563 shares identified above that are conditional upon receiving stockholder approval, (ii) assuming all outstanding options will be exercised and (iii) assuming a TSR Modifier of 100% for outstanding performance shares. Utilizing the previous statement scenario except utilizing a TSR Modifier of 200% for outstanding performance shares, as of March 28, 2016, the total number of shares of common stock available for new grants under the 2011 Plan would be approximately 9,992,727 shares of common stock. In addition, if stockholders approve the proposed Amendment, the number of shares awarded to any non-employee director in a single calendar year cannot exceed 1,435,000 shares of common stock. Finally, if stockholders approve the proposed Amendment, all stock options and stock appreciation rights must have a minimum one-year vesting subject to certain specific exceptions. We are not otherwise proposing any other amendment to the 2011 Plan.

        In recommending approval of the Amendment in order to increase the share reserve under the 2011 Plan to 24,350,000 shares, the Compensation Committee considered the potential dilutive impact on our stockholders using the metrics of average burn rate (i.e., total shares used for equity awards in a year divided by the weighted average outstanding shares for such year) and equity overhang (i.e., shares subject to outstanding awards or available for use in future awards, divided by fully diluted shares outstanding).

        The principal features of the 2011 Plan as it exists today and as it is proposed to be amended and restated, subject to stockholder approval, are summarized below. This summary does not contain all information about the 2011 Plan. A copy of the complete text of the 2011 Plan, as amended and restated to reflect the Amendment, is included in Appendix A to this Proxy Statement. The following description is qualified in its entirety by reference to the full text of the 2011 Plan, as amended and restated to reflect the Amendment, which is incorporated herein by reference.

Rationale for the Amendment and Why Our Board Recommends that You Vote for Its Approval

        Equity Incentive Awards Are Critical to Long-Term Stockholder Value Creation.    As discussed in the "Compensation Discussion & Analysis" section of this Proxy Statement, long-term equity-based incentive awards are central to our compensation program and constitute a significant portion of our named executive officers' total compensation. Our board of directors and our Compensation Committee believe that our ability to grant equity incentive awards to new and existing executive officers, directors, employees and eligible consultants who provide services to us has helped us to attract, retain and motivate professionals with superior ability, experience and leadership capability. Historically, we have issued equity incentive awards to these persons under the 2011 Plan as our board of directors and Compensation Committee believe it aligns their interests with that of our stockholders, encourages retention and promotes actions that result in long-term stockholder value creation. We believe we must continue to offer a competitive equity compensation plan in order to attract, retain and motivate the industry-leading talent imperative to our continued growth and success.

        Equity Incentive Awards Help Us Maintain Maximum Financial Flexibility.    Our board of directors and Compensation Committee believe that compensation in the form of equity incentive awards under the 2011 Plan in lieu of cash awards allows the Company to preserve cash and maintain financial flexibility, which is particularly important in the current low commodity price environment, while still allowing us to provide a competitive compensation package.

        Director Compensation.    Because our board of directors has the authority to set compensation for its own members, we believe including in the Amendment a specific annual limit on the number of shares of common stock that may be awarded to any non-employee director under the 2011 Plan is in the best interests of both our board of directors and our stockholders.

Summary of the 2011 Plan as Proposed to Be Amended

        The following is a brief summary of the 2011 Plan. Other than increasing the shares available for issuance, limiting the number of shares that may be awarded in any single year to a non-employee director and providing for a one-year minimum vesting requirement for stock options and stock appreciation rights as described above, no additional amendment will be made to the 2011 Plan pursuant to the Amendment in the event the stockholders approve this Item Two.

        Purpose.    The purpose of the 2011 Plan is to provide a means for us to attract and retain key personnel and for our directors, officers, employees, consultants and advisors to acquire and maintain an equity interest in Laredo, thereby strengthening their commitment to the welfare of the Company and aligning their interests with those of our stockholders. Under the 2011 Plan, awards of stock options, including both incentive stock options and nonstatutory stock options, stock appreciation rights, restricted stock and restricted stock units, stock bonus awards and performance compensation awards may be granted. Subject to adjustment for certain corporate events and assuming the proposed Amendment to the 2011 Plan is approved by stockholders, 24,350,000 shares is the maximum number of shares of our common stock authorized and reserved for issuance under the 2011 Plan.

        Eligibility.    Our employees, consultants and directors and those of our affiliated companies, as well as those whom we reasonably expect to become our employees, consultants and directors or those of our affiliated companies are eligible for awards, provided that incentive stock options may be granted only to employees. A written agreement between us and each participant will evidence the terms of each award granted under the 2011 Plan. As of March 28, 2016, we had 329 employees.

        Shares subject to the 2011 Plan.    The shares that may be issued pursuant to awards are our common stock, $0.01 par value per share, and assuming the Amendment to the 2011 Plan proposed by this Item Two is approved by stockholders, the maximum aggregate amount of common stock which may be issued upon exercise of all awards under the 2011 Plan, including incentive stock options, may not exceed 24,350,000 shares, subject to adjustment to reflect certain corporate transactions or changes in our capital structure. In addition, the maximum number of shares with respect to which options and/or stock appreciation rights may be granted to any participant in any one year period is limited to 14,350,000 shares, the maximum number of shares with respect to which incentive stock options may be granted under the 2011 Plan may not exceed 14,350,000 shares, no more than 14,350,000 shares may be earned in respect of performance compensation awards denominated in shares granted to any single participant for a single calendar year during a performance period, or in the event that the performance compensation award is paid in cash, other securities, other awards or other property, no more than the fair market value of 14,350,000 shares of common stock on the last day of the performance period to which the award related, the maximum amount that can be paid to any single participant in one calendar year pursuant to a cash bonus award is $5 million and awards in respect of no more than 1,435,000 shares may be granted to any non-employee director in a single calendar year, in each case, subject to adjustment for certain corporate events.

        If any award under the 2011 Plan expires or otherwise terminates, in whole or in part, without having been exercised in full, the common stock withheld from issuance under that award will become available for future issuance under the 2011 Plan. If shares issued under the 2011 Plan are reacquired by us pursuant to the terms of any forfeiture provision, those shares will become available for future awards under the 2011 Plan. Awards that can only be settled in cash will not be treated as shares of common stock granted for purposes of the 2011 Plan.

        Administration.    Our board of directors, or a committee of members of our board of directors appointed by our board of directors, may administer the 2011 Plan, and that administrator is referred to in this summary as the "administrator." Among other responsibilities, the administrator selects participants from among the eligible individuals, determines the number of shares of common stock that will be subject to each award and determines the terms and conditions of each award, including exercise price, methods of payment and vesting schedules. Our board of directors may amend or terminate the 2011 Plan at any time. Amendments will not be effective without stockholder approval if stockholder approval is required by applicable law or stock exchange requirements.

        Stock options.    Incentive and nonstatutory stock options may be granted under the 2011 Plan pursuant to incentive and nonstatutory stock option agreements. Employees, directors, consultants and those whom the administrator reasonably expects to become employees, directors and consultants may be granted nonstatutory stock options, but only employees may be granted incentive stock options. The administrator determines the exercise price of stock options granted under the 2011 Plan. The exercise price of an incentive or nonstatutory stock option shall be at least 100% (and in the case of an incentive stock option granted to a more than 10% stockholder, 110%) of the fair market value of the common stock subject to that option on the date that option is granted. The administrator determines the rate at which options vest and any other conditions with respect to exercise of the option. Incentive stock options may not be exercisable for more than ten years from the date they are granted (five years in the case of an incentive stock option granted to a more than 10% stockholder).

        Acceptable consideration for the purchase of our common stock issued upon the exercise of a stock option includes cash or certified or bank check and, as determined by the administrator, may include a broker-assisted cashless exercise, reduction of the number of shares deliverable upon exercise, and other legal consideration approved by the administrator.

        Stock appreciation rights.    The administrator may, in its discretion, grant stock appreciation rights to participants. Generally, stock appreciation rights permit a participant to exercise the right and receive a payment equal to the value of our common stock's appreciation over a span of time in excess of the fair market value of a share of common stock on the date of grant of the stock appreciation right. Stock appreciation rights may be settled in stock, cash or a combination thereof. The strike price per share of common stock for each stock appreciation right will not be less than 100% of the fair market value per share as of the date of grant. The administrator determines the rate at which stock appreciation rights vest and any other conditions with respect to exercise of stock appreciation rights granted under the 2011 Plan.

        Restricted awards.    The administrator may grant restricted awards, including both restricted stock and restricted stock units (a hypothetical account that is paid in the form of shares of common stock or cash). The administrator will determine, in its sole discretion, the terms of each award. Shares of common stock acquired under a restricted award may be subject to forfeiture. Subject to the terms of the award, the participant generally shall have the rights and privileges of a stockholder with respect to the restricted stock, including the right to vote the stock and the right to receive dividends. A restricted award may, but need not, provide that the restricted award may not be sold, assigned, pledged or transferred during the restricted period. The administrator may also require recipients of restricted stock to execute escrow agreements whereby the company would hold the restricted stock pending the release of any applicable restrictions.

        Stock bonus awards.    The administrator may issue unrestricted shares of common stock, or other awards denominated in shares of common stock, under the 2011 Plan to eligible persons, either alone or in tandem with other awards, in such amounts as the administrator shall from time to time in its sole discretion determine. Each stock bonus award granted under the 2011 Plan will be subject to such conditions not inconsistent with the 2011 Plan as may be reflected in the applicable award agreement.

        Performance compensation awards.    The administrator has the authority, at the time of grant of any restricted award or stock bonus award, to designate such award as a performance compensation award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The administrator also has the authority to make an award of a cash bonus to any participant and designate the award as a performance compensation award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        With regard to a particular performance period, the administrator has sole discretion to select the length of the performance period, the type(s) of performance compensation awards to be issued, the performance criteria that will be used to establish the performance goal(s), and the kind(s) and/or level(s) of the performance goal(s) to apply and the performance formula. Within the first 90 days of a performance period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the administrator will, with regard to the performance compensation awards to be issued for the performance period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

        The performance criteria that will be used to establish the performance goal(s) will be based on the attainment of specific levels of performance of Laredo (and/or one or more affiliates, divisions, reportable segments or operational units, or any combination of the foregoing) and will include one or more of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating income or profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total stockholder return (absolute or relative)); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) working capital targets; (xvi) measures of economic value added; (xvii) enterprise value; (xviii) debt levels and net debt; (xix) combined ratio; (xx) timely launch of new facilities; (xxi) employee retention; (xxii) performance relative to budget; (xxiii) safety performance targets; (xxiv) objective measures of personal targets, goals or completion of projects; (xxv) drilling capital efficiency; (xxvi) drilling rate of return; (xxvii) production; (xxviii) new reserves; (xxix) direct lifting costs; and (xxx) SEC finding costs. Any one or more of the performance criteria may be used on an absolute or relative basis to measure the performance of a participant and of Laredo (and/or one or more affiliates, divisions, reportable segments or operational units, or any combination of the foregoing), as the administrator may deem appropriate.

        In the event that applicable tax and/or securities laws change to permit the administrator discretion to alter the governing performance criteria without obtaining stockholder approval of such alterations, the administrator will have sole discretion to make such alterations without obtaining stockholder approval. The administrator will adjust or modify the calculation of a performance goal for a performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in our fiscal year.

        Unless otherwise provided in the applicable award agreement, a participant must be employed on the date of payment with respect to a performance period to be eligible to receive payment in respect of a performance compensation award for the applicable performance period. The participant will be eligible to receive payment in respect of a performance compensation award only to the extent that: (A) the performance goals for the period are achieved; and (B) all or some of the portion of the participant's performance compensation award has been earned for the performance period based on the application of the performance formula to the performance goals.

        Following the completion of a performance period, the administrator will review and certify in writing whether, and to what extent, the performance goals for the performance period have been achieved and, if so, calculate and certify in writing that amount of the performance compensation awards earned for the period based upon the performance formula. The administrator will then determine the amount of each participant's performance compensation award actually payable for the performance period, and in so doing, the administrator may reduce or eliminate the amount of the performance compensation award earned under the performance formula in the performance period through the use of negative discretion if, in its sole judgment, the reduction or elimination is appropriate.

        Adjustments in capitalization.    Subject to the terms of an award agreement, if there is a specified type of change in our common stock, such as stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization, appropriate equitable adjustments or substitutions will be made to the various limits under, and the share terms of, the 2011 Plan and the awards granted thereunder, including the maximum number of shares reserved under the 2011 Plan, the maximum number of shares with respect to which any participant may be granted awards and the number, price or kind of shares of common stock or other consideration subject to awards to the extent necessary to preserve the economic intent of the award. In addition, subject to the terms of an award agreement, in the event of certain mergers, the sale of all or substantially all of our assets, our reorganization or liquidation, or our agreement to enter into any such transaction, the administrator may cancel outstanding awards and cause participants to receive, in cash, stock or a combination thereof, the value of the awards.

        Change in control.    In the event of a change in control, all options and stock appreciation rights subject to an award will become fully vested and immediately exercisable and any restricted period imposed upon restricted awards will expire immediately (including a waiver of applicable performance goals). Accelerated exercisability and lapse of restricted periods will, to the extent practicable, occur at a time which allows participants to participate in the change in control. In the event of a change of control, all incomplete performance periods will end, the administrator will determine the extent to which performance goals have been met, and such awards will be paid based upon the degree to which performance goals were achieved.

        Nontransferability.    In general, each award granted under the 2011 Plan may be exercisable only by a participant during the participant's lifetime or, if permissible under applicable law, by the participant's legal guardian or representative. Except in very limited circumstances, no award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance will be void and unenforceable against us. However, the designation of a beneficiary will not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

        Repricing.    Without stockholder approval, the 2011 Plan prohibits the committee from (a) making any amendment or modification that may reduce the exercise price of any option or the strike price of any stock appreciation right ("SAR"), (b) canceling any outstanding option or SAR and replacing it with a new option or SAR, another award or cash, and (c) taking any other action that is considered a "repricing" for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which our common stock is listed or quoted.

        Clawback policy.    Awards granted under the 2011 Plan are subject to any clawback policy adopted by the Company and to the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the rules, regulations and binding, published guidance thereunder, which legislation provides for the clawback and recovery of incentive compensation in the event of certain financial statement restatements.

        Section 409A.    Section 409A of the Code generally provides that any deferred compensation arrangement that does not meet specific requirements regarding the timing of payouts, advance election of deferrals and restrictions on acceleration of payouts results in immediate taxation of any amounts deferred to the extent not subject to a substantial risk of forfeiture. In addition, tax on the amounts included in income as a result of not complying with Section 409A are increased by an interest component as specified by statute, and the amounts included in income are also subject to a 20% additional tax on the participant.

        In general, to avoid a Section 409A violation, amounts deferred may only be paid out on separation from service, disability, death, a specified time, a change in control (as defined by the Treasury Department) or an unforeseen emergency. Furthermore, the election to defer generally must be made in the calendar year prior to the performance of services, and any provision for accelerated payout other than for reasons specified by the Treasury may cause the amounts deferred to be subject to early taxation and to the imposition of the additional tax. Section 409A is broadly applicable to any form of deferred compensation other than tax-qualified retirement plans and bona fide vacation, sick leave, compensatory time, disability pay or death benefits, and may be applicable to certain awards under the 2011 Plan.

        The provisions of the 2011 Plan and the awards granted under the 2011 Plan are intended to comply with or be exempt from the provisions of Section 409A of the Code and the regulations thereunder.

U.S. Federal Income Tax Consequences

        The following is a general summary of the material U.S. federal income tax consequences to the Company and to recipients of certain awards under the 2011 Plan. The summary is based on the Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this Proxy Statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2011 Plan, but is only a general summary of the material U.S. federal income tax consequences. This summary does not discuss state, local or non-U.S. tax consequences. This summary also does not discuss the effect of gift, estate or inheritance taxes. Moreover, this summary is not intended as tax advice. Recipients should consult with their personal tax advisors regarding individual circumstances and the tax consequences associated with receiving awards under the 2011 Plan.

        IRS Circular 230 Notice Requirement. This communication is not given in the form of a covered opinion, within the meaning of Circular 230 issued by the United States Secretary of the Treasury. Thus, we are required to inform you that you cannot rely upon any tax advice contained in this communication for the purpose of avoiding United States federal tax penalties. In addition, any tax advice contained in this communication may not be used to promote, market or recommend a transaction to another party.

        Incentive Stock Options.    In general, a recipient should not have any income at the time an incentive stock option is granted. If shares of common stock are issued to a recipient pursuant to the exercise of an incentive stock option, then, generally (i) the recipient should not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an incentive stock option, any amount realized in excess of the exercise price paid for the shares should be taxed to the recipient as long-term or short-term capital gain depending upon the length of time such shares were held by the recipient and (iii) the Company should not be entitled to a tax deduction. The amount by which the fair market value of the stock on the exercise date of an incentive stock option exceeds the exercise price generally should, however, constitute an item which increases the recipient's income for purposes of the alternative minimum tax. However, if the recipient disposes of the shares acquired on exercise (including using them in a subsequent stock option exercise) before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the recipient (a "disqualifying disposition"), the recipient generally should include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, the Company should generally be entitled to a tax deduction in the same amount. Subject to certain exceptions, an incentive stock option generally should not be treated as an incentive stock option if it is exercised more than three months following termination of employment. If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, it should be treated for tax purposes as a nonqualified stock option as discussed below.

        Nonqualified Stock Options.    In general, a recipient should not have any income at the time a nonqualified stock option is granted, nor should the Company be entitled to a tax deduction at that time. When a nonqualified stock option is exercised, the recipient generally should recognize ordinary income (whether the exercise price is paid in cash or by surrender of shares of common stock) in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the exercise price of the option. The recipient's tax basis in any shares of common stock received upon exercise of a nonqualified stock option should be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise should generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the recipient) depending upon the length of time such shares were held by the recipient.

        Stock Appreciation Rights.    In general, a recipient should not have any income at the time a stock appreciation right is granted, nor should the Company be entitled to a tax deduction at that time. When a stock appreciation right is exercised, the recipient generally should recognize ordinary income in an amount equal to any cash and/or the fair market value of any shares of common stock received. The recipient's tax basis in any shares of common stock received upon exercise of a stock appreciation right generally should be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise should generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the recipient) depending upon the length of time such shares were held by the recipient.

        Restricted Stock.    A recipient generally should not recognize any income at the time an award of restricted stock is granted. Instead, the recipient should recognize ordinary income at the time of vesting (i.e., when restricted stock becomes transferable or no longer subject to a substantial risk of forfeiture) or payout in an amount equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. A recipient's tax basis in the shares generally should equal their fair market value at the time the restrictions lapse, and the recipient's holding period for capital gains purposes should begin at that time. Any cash dividends paid on the restricted shares before the restrictions lapse generally should be taxable to the recipient as additional compensation (and not as dividend income).

        Alternatively, pursuant to Section 83(b) of the Code, the recipient can file an election with the Internal Revenue Service to immediately recognize income upon the grant of the restricted stock award in an amount equal to the fair market value on the grant date minus any amount paid by the recipient to acquire the restricted stock. This election must be filed within the first 30 days after the restricted stock award's grant date. Any subsequent gain or loss recognized upon disposition of shares vested pursuant to a restricted stock award by a recipient who made an effective 83(b) election should be either long-term or short-term capital gain or loss depending on the length of time such shares were held by the recipient. If such an election is made, no additional taxable income should be recognized by such recipient at the time the restrictions lapse, the recipient should have a tax basis in the shares equal to their fair market value on the date of their award, and the recipient's holding period for capital gains purposes should begin at that time.

        Restricted Stock Units.    A recipient generally should not recognize any income at the time an award of restricted stock units is granted. Instead, the recipient should recognize ordinary income when cash is paid or common stock is transferred to the recipient following the vesting and settlement of the recipient's restricted stock units. In general, a recipient should be taxed at federal ordinary income tax rates on the aggregate fair market value of all cash paid and any shares of common stock transferred to the recipient upon such vesting and settlement. When a recipient sells shares of common stock that the recipient received on vesting and settlement of a restricted stock unit, the recipient generally should recognize a capital gain (or loss). Because the recipient likely would have recognized ordinary income when the shares were transferred to the recipient, the amount of this capital gain (or loss) generally is the difference between the price at which the recipient sells the shares and their fair market value on the date they were transferred to the recipient. The capital gain or loss is considered "long term" or "short term," depending on how long the recipient held the shares before the sale, and is taxed accordingly.

        Stock Bonus Awards.    Assuming the stock bonus award is unrestricted, the recipient generally should be taxed on the stock bonus award when the common stock subject to the award is transferred to the recipient. The recipient generally should be taxed on the aggregate fair market value of all shares of common stock transferred to the recipient.

        Income Tax Consequences to the Company.    The Company generally should be entitled to a federal income tax deduction in connection with an award under the 2011 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) of the Code or otherwise limited by the Code.

Stockholder Approval of Performance-Based Compensation Terms Under the 2011 Plan for Purposes of Section 162(m)

        As previously described, the 2011 Plan currently contains (and as amended by the Amendment will contain) performance-based compensation terms designed to permit our Compensation Committee to grant qualifying performance-based compensation for purposes of the conditions of Section 162(m) of the Code. However, because the 2011 Plan was adopted prior to our initial public offering in 2011, these terms have not been approved by our stockholders and therefore will not be qualified under Section 162(m) if the Amendment is otherwise not adopted. Stockholder approval of this Item Two will constitute approval of these performance-based compensation terms for purposes of Section 162(m), which should enable us to deduct such compensation for federal income tax purposes if the requirements of Section 162(m) are otherwise satisfied. Even if this proposal is approved, however, our Compensation Committee may exercise its discretion to award compensation under the 2011 Plan that would not qualify as "qualified performance-based compensation" under Section 162(m). The Section 162(m) performance-based compensation terms that are the subject of this proposal are described above under "Summary of the 2011 Plan as Proposed to Be Amended."

New plan benefits table

        Because the grant of future awards under the 2011 Plan is within the discretion of our Compensation Committee, we cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any eligible person pursuant to the 2011 Plan. However, on February 19, 2016, the Compensation Committee approved certain awards under the 2011 Plan to eligible persons, including our named executive officers, that are contingent upon stockholder approval of the Amendment (the "Contingent Awards").

        The following table provides information concerning the Contingent Awards made to each of the following persons and groups: each named executive officer individually; all current executive officers, as a group; and all current employees who are not executive officers, as a group. The Contingent

Awards will be automatically canceled and will be of no further force and effect in the event that stockholder approval of the Amendment is not obtained.

	Restricted stock awards(1)(2)		Stock option awards(1)(3)		Performance share units(1)(4)
Name and position	#	$	#	$	#	$

Randy A. Foutch, Chairman and Chief Executive Officer	194,408	1,050,000	310,111	1,050,000	388,817	2,100,000
Richard C. Buterbaugh, Executive Vice President and Chief Financial Officer	86,095	465,000	137,335	465,000	172,190	930,000
Jay P. Still, President and Chief Operating Officer(5)	—	—	—	—	—	—
Patrick J. Curth, Senior Vice President-Exploration and Land	52,768	285,000	84,173	285,000	105,536	570,000
Kenneth E. Dornblaser, Senior Vice President and General Counsel	48,602	262,500	77,528	262,500	97,204	525,000
Total Executive Group (including Executives reported above)	452,230	2,442,499	721,378	2,442,499	904,462	4,884,998
Non-Executive Officer Employee Group	170,919	923,135	272,644	923,135	341,840	1,846,270

(1)
The dollar value of the individual's total long-term incentive amount is determined utilizing the 2016 long-term incentive percentage at target and then allocated to each award type utilizing the Company's targeted long-term incentive vehicle mix of approximately 25% restricted stock awards, 25% stock options awards and 50% performance share units. For restricted stock awards and performance share units a 10-day average stock closing price of $5.04 was utilized to determine the number of shares to award. For stock option awards a Black-Scholes factor of 62.69% and a 10-day average stock closing price of $5.04 were utilized to determine the number of options to award. Such 10-day average stock closing price is based on the Compensation Committee approval date of February 19, 2016. As of the record date of March 28, 2016, the closing price of Laredo's common stock was $7.72 per share.

(2)
Assuming stockholder approval of the Amendment, these restricted stock awards comprising a portion of the Contingent Awards will vest 33%, 33% and 34% per year beginning on February 19, 2017.

(3)
Assuming stockholder approval of the Amendment, these stock option awards comprising a portion of the Contingent Awards will be exercisable as to 25% on each of the first four anniversaries of February 19, 2016. Based on the date the Contingent Awards were approved by the Compensation Committee and the board of directors, each stock option has an exercise price of $4.10 and an expiration date of February 19, 2026.

(4)
Assuming stockholder approval of the Amendment, these share-settled performance share units comprising a portion of the Contingent Awards will have a performance period of January 1, 2016 to December 31, 2018 and are expected to be paid in common stock in the first quarter of 2019 if the performance criteria are met. See page 29 for discussion of these units' TSR Modifier.

(5)
Mr. Still resigned as President and Chief Operating Officer effective January 28, 2016.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT TO OUR 2011 PLAN AND FOR THE APPROVAL OF THE PERFORMANCE-BASED COMPENSATION TERMS THEREUNDER FOR PURPOSES OF SECTION 162(M).

ITEM THREE

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the board of directors has selected Grant Thornton LLP as the independent registered public accounting firm of the Company for 2016. Grant Thornton LLP has audited Laredo's consolidated financial statements since its inception in 2006.

        The board of directors is submitting the selection of Grant Thornton LLP for ratification at the Annual Meeting. The submission of this matter for approval by stockholders is not legally required, but the board of directors and the Audit Committee believe the submission provides an opportunity for stockholders through their vote to communicate with the board of directors and the Audit Committee about an important aspect of corporate governance. If the stockholders do not ratify the selection of Grant Thornton LLP, the Audit Committee will reconsider the selection of that firm as the Company's auditors.

        The Audit Committee has the sole authority and responsibility to retain, evaluate and replace the Company's auditors. The stockholders' ratification of the appointment of Grant Thornton LLP does not limit the authority of the Audit Committee to change auditors at any time.

Audit and Other Fees

        The table below sets forth the aggregate fees billed to Laredo by Grant Thornton LLP, the Company's independent registered public accounting firm, for the last two fiscal years:

	2015	2014
Audit fees(1)	$809,750	$722,745
Audit related fees(2)	—	2,625
Tax fees(3)	19,161	21,862

Total	$828,911	$747,232

(1)
Audit fees represent fees for professional services provided in connection with: (a) the annual audit of Laredo's consolidated financial statements; (b) the review of Laredo's quarterly consolidated financial statements; and (c) review of Laredo's other filings with the SEC, including review and preparation of registration statements, comfort letters, consents and research necessary to comply with generally accepted auditing standards for the years ended December 31, 2015 and 2014.

(2)
Includes 401(k) work-paper review performed in 2014.

(3)
Tax fees represent review of tax return and consultation on tax matters for the years ended December 31, 2015 and 2014.

        The Audit Committee Charter and its pre-approval policy require that the Audit Committee review and pre-approve the plan and scope of Grant Thornton LLP's audit, tax and other services. Laredo's Audit Committee pre-approved 100% of the services described above under the captions "Audit fees," "Audit related fees," and "Tax fees" for the years ended December 31, 2015 and 2014.

        The Company expects that representatives of Grant Thornton LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE AUDITORS OF THE COMPANY FOR 2016.

 ITEM FOUR

ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

        As required by Section 14A of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking stockholder approval on an advisory, non-binding basis of the compensation of our named executive officers as disclosed in the section of this Proxy Statement titled "Executive Compensation." In this proposal, stockholders are being asked to vote on the following advisory resolution:

        "RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and the other narrative executive compensation disclosure in the Proxy Statement for our 2016 Annual Meeting of Stockholders."

        Stockholders are urged to read the "Executive Compensation" section of this Proxy Statement, which discusses in detail how our compensation policies and procedures implement our compensation philosophy, and to refer to the related executive compensation tables. The compensation of our named executive officers is based on a philosophy that ties a substantial portion of an executive's compensation to our attainment of financial and other performance measures that, our board of directors believes, promote the creation of long-term stockholder value and position our company for long-term success. As described more fully in the "Compensation Discussion and Analysis," the mix of fixed- and performance-based compensation, as well as the terms of restricted stock awards, stock option awards and performance unit awards are designed to enable our Company to attract and maintain top talent while, at the same time, creating a close relationship between our Company's performance and overall stockholder return and the named executive officers' compensation. Our Compensation Committee and board of directors believe that the philosophy of the program, and hence the compensation awarded to named executive officers under the current program, fulfills this objective.

        Although the vote is advisory and non-binding, our board of directors and Compensation Committee value the opinions that our stockholders express in their votes and will consider the voting results in connection with their ongoing evaluation of our compensation program.

        The affirmative "FOR" vote of a majority of the votes cast at the Annual Meeting is required to approve, on an advisory basis, the compensation of our named executive officers. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the advisory, non-binding basis of the compensation of our named executive officers.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

 STOCKHOLDER PROPOSALS; IDENTIFICATION OF DIRECTOR CANDIDATES

        Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2017 annual meeting of stockholders must submit their proposals so that they are received at our principal executive offices no later than the close of business on December 5, 2016, or, in the event the Company's 2017 annual meeting is advanced or delayed more than 30 days from the date of the Annual Meeting, within a reasonable time before the Company begins to print and mail the proxy materials for the 2017 annual meeting. As the SEC rules make clear, simply submitting a proposal does not guarantee that it will be included in the Company's proxy materials.

        In addition, stockholders who wish to introduce a proposal from the floor of the 2017 annual meeting of stockholders (outside the processes of Rule 14a-8), must submit that proposal in writing to the Company's Secretary at our principal executive offices no earlier than January 19, 2017 and no later than February 20, 2017, or, in the event the Company's 2017 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the Annual Meeting, not later than the later of (i) the 90th day before the 2017 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

        To be in proper form, a stockholder's notice must include the information required by our bylaws with respect to each proposal submitted. The Company may refuse to consider any proposal that is not timely or otherwise does not meet the requirements of our bylaws or the SEC's rules with respect to the submission of proposals. You may obtain a copy of our bylaws by submitting a request to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119.

        Directors may be nominated by the board of directors or by stockholders in accordance with the bylaws of the Company. The Nominating and Corporate Governance Committee will review all nominees for the board of directors, including proposed nominees of stockholders, in accordance with its charter. In evaluating the suitability of candidates, the board of directors and the Nominating and Corporate Governance Committee take into account many factors, including the nominee's judgment, experience, independence, character, business acumen and such other factors as the Nominating and Corporate Governance Committee concludes are pertinent in light of the current needs of the board of directors. The board of directors believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age. The Nominating and Corporate Governance Committee will select qualified nominees and review its recommendations with the board of directors, which will decide whether to invite the nominees to join the board of directors. When evaluating the suitability of an incumbent director for nomination or re-election, the board of directors and the Nominating and Corporate Governance Committee also consider the director's past performance, including attendance at meetings and participation in and contributions to the activities of the board of directors.

        The board of directors and the Nominating and Corporate Governance Committee believe they have achieved the sought after balance described above through the representation on the board of directors of members having experience in the oil and gas industry, accounting and investment analysis, among other areas. The board of directors and the Nominating and Corporate Governance Committee do not discriminate based upon race, religion, sex, national origin, age, disability, citizenship or any other legally protected status.

        In identifying potential director candidates, the board of directors and the Nominating and Corporate Governance Committee rely on any source available for the identification and recommendation of candidates, including current directors and officers. In addition, the board of directors and the Nominating and Corporate Governance Committee from time to time may engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third party search firm will be paid a fee.

        The board of directors and Nominating and Corporate Governance Committee will also consider any nominee recommended by stockholders for election at the annual meeting of stockholders to be held in 2017 if that nomination is submitted in writing, between January 19, 2017 and February 20, 2017, or in the event the Company's 2017 annual meeting of stockholders is advanced or delayed more than 30 days from the date of the Annual Meeting, not later than the later of (i) the 90th day before the 2017 annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company. In the event that the number of directors to be elected to the board of directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase made by the Company at least 10 days before the last day a stockholder may deliver a notice of nomination in accordance with the preceding sentence, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

        As set forth in the Company's bylaws, with respect to each such nominee, the following information must be provided to the Company with the written nomination:

  a)
  the nominee's name, address and age;

  b)
  the nominee's written consent to serve as a director if elected;

  c)
  the name and address of the nominating stockholder;

  d)
  the number of shares of each class and series of stock of the Company held by the nominating stockholder; and

  e)
  all other information required to be disclosed pursuant to Regulation 14A of the Exchange Act.

        Each submission must also include a statement of the qualifications of the nominee, a notarized consent signed by the nominee evidencing a willingness to serve as a director, if elected, and a written representation and agreement that such person (i) is not and will not become a party to any voting agreement or compensation agreement that has not been disclosed to the Company or that could limit or interfere with the nominee's ability to comply with their fiduciary duties under applicable law and (ii) will comply with all of the Company's applicable corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines.

        Written requests for inclusion of any stockholder proposal should be addressed to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

SOLICITATION OF PROXIES

        Solicitation of proxies may be made over the Internet, by mail, personal interview or telephone by officers, directors and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and the Company will reimburse the forwarding expenses.

 STOCKHOLDER LIST

        In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Tulsa, Oklahoma, a list of the stockholders entitled to vote at the Annual Meeting.

        The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.

PROXY MATERIALS, ANNUAL REPORT AND OTHER INFORMATION

        The Company's Annual Report to Stockholders for the year ended December 31, 2015 is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING TO BE HELD ON MAY 25, 2016

A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY AND
THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE AT
http://materials.proxyvote.com/516806

        A copy of the Annual Report, as filed with the SEC, will be sent to any stockholder without charge upon written request. One copy of the Notice of Annual Meeting, this Proxy Statement and our Annual Report (the "Proxy Materials") will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. A copy of the Proxy Materials will also be sent upon written or oral request to any stockholder of a shared address to which a single copy of the Proxy Materials was delivered. If two or more stockholders with a shared address are currently receiving only one copy of the Proxy Materials, then the stockholders may request to receive multiple packages in the future, or if a stockholder is currently receiving multiple packages of the Proxy Materials, then the stockholder may request to receive a single copy in the future. Such requests may be made by writing to Laredo Petroleum, Inc., c/o Corporate Secretary, 15 W. Sixth Street, Suite 900, Tulsa, Oklahoma 74119 or by calling (918) 513-4570. The Annual Report is also available at the SEC's website in its EDGAR database at www.sec.gov.

Internet and Phone Voting

        Internet and phone voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting by Internet should remember that the stockholder must bear costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

        For shares of stock that are registered in a street name (the stockholder owns shares in the name of a bank, broker or other holder of record on the books of the Company's transfer agent), you will receive instructions with your proxy materials that you must follow in order to have your shares voted. Please review your proxy or voting instruction card to determine whether you can vote electronically or by phone.

SUBMIT A PROXY BY INTERNET—www.proxyvote.com

        For shares of stock that are registered in your name, you may vote by Internet or phone using the following procedures. To vote by Internet, please access www.proxyvote.com, and enter your 11 digit control number located in the upper right-hand portion of your proxy material. Votes submitted by Internet or phone must be received by 11:59 p.m., Eastern Time, on May 24, 2016. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

SUBMIT A PROXY BY PHONE—1-800-690-6903

        To vote by phone, please dial 1-800-690-6903 and enter your 11 digit control number located in the upper right-hand portion of your proxy material. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time on May 24, 2016.

VOTE BY MAIL

        Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

        If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO VOTE BY INTERNET, BY PHONE OR, IF YOU HAVE RECEIVED PAPER COPIES OF THE PROXY MATERIAL, BY COMPLETING, SIGNING AND RETURNING THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

Tulsa, Oklahoma

April 4, 2016

By Order of the Board of Directors,
Kenneth E. Dornblaser Senior Vice President, General Counsel and Secretary

Appendix A

LAREDO PETROLEUM ~~HOLDINGS~~, INC.
~~2011~~ OMNIBUS EQUITY INCENTIVE PLAN
(amended and restated as of March 30, 2016)

        1.    Purpose.    The purpose of the Laredo Petroleum ~~Holdings~~, Inc. ~~2011~~ Omnibus Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's shareholders.

        2.    Definitions.    The following definitions shall be applicable throughout the Plan:

          (a)   "Affiliate" means any parent or direct or indirect subsidiary of the Company; provided, that, with respect to Incentive Stock Options, the term shall only mean "parent corporation" and "subsidiary corporation" as defined in Sections 424(e) and 424(f) of the Code; further, provided, that, with respect to the award of any "stock right" within the meaning of Section 409A of the Code, such affiliate must qualify as a "service recipient" within the meaning of Section 409A of the Code and in applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining a controlled group of corporations under Section 414(b) of the Code and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language "at least 50 percent" is used instead of "at least 80 percent".

          (b)   "Award" means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   "Cause" means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having "cause" or "good cause" to terminate a Participant's employment or service, as defined in any employment or consulting agreement or similar services agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, or similar services agreement (or the absence of any definition of "Cause" or "Good Cause" contained therein), (A) the Participant's commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant's conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates in any material way, (C) the Participant's failure to perform duties as reasonably directed by the Company or the Participant's material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 5 days after notice thereof is provided to the Participant) or (D) the Participant's gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 5 days after notice thereof is provided to the Participant). Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

          (e)   "Change in Control" shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of "Change in Control," be deemed to occur upon:

              (i)  Any "person" (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") (other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate thereof or (B) the Institutional Investors as of the Effective Date) acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or the surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company's then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity;

             (ii)  A majority of the members of the Board shall not be Continuing Directors; or

            (iii)  The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity (or if the surviving entity is or shall become a subsidiary of another entity, then such parent entity)) more than 40% of the combined voting power of the voting securities of the Company (or such surviving entity or parent entity, as the case may be) outstanding immediately after such merger or consolidation.

  To the extent a Plan Award provides for "nonqualified deferred compensation" within the meaning of Section 409A of the Code and a Change in Control is intended to constitute a payment event under such Plan Award, then Change in Control shall mean a "change in control event" as defined in Treasury Regulations Section 1.409A-3(i)(5) and any interpretative guidance promulgated under Section 409A of the Code. In addition, notwithstanding anything herein to the contrary, in any circumstance in which the definition of "Change in Control" under this Plan would otherwise be operative and with respect to which the additional tax under Section 409A of the Code would apply or be imposed, but where such tax would not apply or be imposed if the meaning of the term "Change in Control" met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term "Change in Control" herein shall mean, but only for the transaction, event or circumstance so affected and the item of income with respect to which the additional tax under Section 409A of the Code would otherwise be imposed, a transaction, event or circumstance that is both (x) described in the preceding provisions of this definition, and (y) a "change in control event" within the meaning of Treasury Regulations Section 1.409A-3(i)(5).

          (f)    "Code" means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

          (g)   "Committee" means the Compensation Committee, as constituted from time to time, of the Board, or if no such committee shall be in existence at any relevant time, the term "Committee" for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, (i) the Committee shall be a committee of the Board consisting solely of two or more Eligible Directors as necessary in each case to satisfy the requirements of Section 162(m) of the Code and Rule 16b-3 under the Exchange Act with respect to Awards granted under the Plan and (ii) with respect to Awards to directors who are not employees of the

  Company, the Committee shall consist solely of one or more members of the Board who are "independent" within the meaning of the New York Stock Exchange corporate governance listing standards (or, if the Common Stock is not listed on the New York Stock Exchange, such similar standards of any other applicable registered stock exchange on which the Common Stock is listed or quoted at any relevant time).

          (h)   "Common Stock" means the shares of common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such shares of common stock may be converted or into which they may be exchanged).

          (i)    "Company" means Laredo Petroleum ~~Holdings~~, Inc., a Delaware corporation.

          (j)    "Continuing Directors" means, as of any date of determination, any member of the Board who: (i) was a member of the Board on the Effective Date; or (ii) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

          (k)   "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization; provided, however, that such date complies with the requirements of Sections 422 and 409A of the Code, as applicable.

          (l)    "Disability" means the "disability" of a person as defined in a then effective long-term disability plan maintained by the Company that covers such person, or if such a plan does not exist at any relevant time, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

          (m)  "Effective Date" means December 20, 2011, the date on which the ~~intitial public offering of the Company's Common Stock pursuant to the Registration Statement on Form S-1, as initially filed with the Securities and Exchange Commission on August 24, 2011, is consummated.~~Plan originally became effective in connection with the Company's initial public offering.

          (n)   "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" within the meaning of Section 162(m) of the Code.

          (o)   "Eligible Person" means any (i) individual employed by the Company or an Affiliate; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies, such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

          (p)   "Exchange Act" has the meaning given such term in the definition of "Change in Control," and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

          (q)   "Exercise Price" has the meaning given such term in Section 7(b) of the Plan.

          (r)   "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

              (i)  The closing sales price for a share of Common Stock on the New York Stock Exchange on the day of determination (or if no such price is reported on that day, on last market trading day prior to the day of determination for which such a price is reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable.

             (ii)  In the absence of any listing or quotation of the Common Stock on any established national stock exchange or interdealer quotation system on a last sale basis, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Committee in a manner intended to satisfy the principles of Section 409A of the Code.

          (s)   "Immediate Family Members" shall have the meaning set forth in Section 14(b).

          (t)    "Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan and Section 422 of the Code.

          (u)   "Indemnifiable Person" shall have the meaning set forth in Section 4(e) of the Plan.

          (v)   "Institutional Investors" means Warburg Pincus Private Equity IX, L.P., WP IX Finance LP (collectively, "Warburg Pincus IX"), Warburg Pincus Private Equity X O&G, L.P. and Warburg Pincus X Partners, L.P. (collectively, "Warburg Pincus X") and any transferee of capital stock of the Company (including subsequent transferees) directly or indirectly (in a chain of title) from Warburg Pincus IX or Warburg Pincus X and who is a stockholder of the Company.

          (w)  "Negative Discretion" shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

          (x)   "Nonqualified Stock Option" means an Option that is not designated by the Committee as an Incentive Stock Option.

          (y)   "Officer" means a person who is an "officer" of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

          (z)   "Option" means an Award granted under Section 7 of the Plan.

          (aa) "Option Period" has the meaning given such term in Section 7(b) of the Plan.

          (bb) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

          (cc) "Performance Compensation Award" shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan, which, for the avoidance of doubt, could include, without limitation, performance units, performance-based shares and other equity and non-equity performance-based awards.

          (dd) "Performance Criteria" shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

          (ee) "Performance Formula" shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

          (ff)  "Performance Goals" shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

          (gg) "Performance Period" shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

          (hh) "Permitted Transferee" shall have the meaning set forth in Section 14(b) of the Plan.

          (ii)   "Person" has the meaning given such term in the definition of "Change in Control."

          (jj)   "Plan" means this Laredo Petroleum ~~Holdings~~, Inc. ~~2011~~ Omnibus Equity Incentive Plan.

          (kk) "Restricted Period" means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

          (ll)   "Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

          (mm)  "Restricted Stock" means shares of Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

          (nn) "SAR Period" has the meaning given such term in Section 8(b) of the Plan.

          (oo) "Securities Act" means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

          (pp) "Stock Appreciation Right" or "SAR" means an Award granted under Section 8 of the Plan.

          (qq) "Stock Bonus Award" means an Award granted under Section 10 of the Plan.

          (rr)  "Strike Price" means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, an amount not less than the Fair Market Value on the Date of Grant.

          (ss)  "Subsidiary" means, with respect to any specified Person:

            (1)   any corporation, association or other business entity of which more than 50% of the total voting power of shares or any equivalent equity-type ownership (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders' agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

            (2)   any partnership (or any comparable foreign entity) (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or a

    Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

          (tt)  "Substitute Award" has the meaning given such term in Section 5(e).

        3.    Effective Date; Duration.    The Plan ~~shall be~~originally became effective as of the Effective Date. The Plan, as amended and restated herein, is effective as of March 30, 2016, subject to approval by the Company's shareholders. Unless sooner terminated by the Board in accordance with Section 13 hereof, the expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth (10th) anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

        4.    Administration.

          (a)   The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

          (b)   Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, shares of Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (c)   The Committee may delegate to one or more Officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, "covered employees" for purposes of Section 162(m) of the Code.

          (d)   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

          (e)   No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an "Indemnifiable Person") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's constituent documents. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's constituent documents, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

          (f)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

        5.    Shares Subject to the Plan; Grant of Awards; Limitations.

          (a)   Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan ~~10,000,000~~an aggregate of 24,350,000 shares of Common Stock; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than ~~10,000,000~~14,350,000 shares of Common Stock may be made to any single Participant during any single calendar year, and, subject to Section 12 of the Plan, grants of Incentive Stock Options under the Plan in respect of no more than ~~10,000,000~~14,350,000 shares of Common Stock may be made to any single Participant during any single calendar year; (iii) subject to Section 12 of the Plan, no more than ~~10,000,000~~14,350,000 shares of Common Stock may be earned in respect of Performance Compensation Awards ~~demoninated~~denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any single Participant for a single calendar year during a Performance Period, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of ~~10,000,000~~14,350,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; ~~and~~ (iv) the maximum amount that can be paid to any single Participant in any one calendar year pursuant to a cash bonus Award described in Section 11(a) of the Plan shall be $5,000,000; and (v) subject to Section 12 of the Plan, no more than 1,435,000 shares of Common Stock may be issued in respect of Awards granted to any single Participant who is a non-employee director for a single calendar year.

          (b)   The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons selected in its sole discretion. An Eligible Person may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan. The grant of an Award to an Eligible Person shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

          (c)   Use of shares of Common Stock to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan. For the avoidance of doubt, Awards that can only be settled in cash shall not be treated as shares of Common Stock granted for purposes of this Plan.

          (d)   Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

          (e)   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). The number of shares of Common Stock underlying any Substitute Awards shall be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

        6.    Eligibility.    Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

        7.    Options.

          (a)    Generally.    Each Option granted under the Plan shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

          (b)    Exercise Price.    The exercise price ("Exercise Price") per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that, in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant.

          (c)    Vesting and Expiration.    Subject to the last sentence of this Section 7(c), Options shall (i) vest and become exercisable in such manner and on such date or dates, and (ii) expire after such period, not to exceed ten years (the "Option Period"), in each case as may be determined by the Committee and as set forth in an Award agreement; provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee in the Award agreement, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant's death or Disability, but not later than the expiration of the Option Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant's death or Disability, and other than such Participant's termination of employment or service for Cause, but not later than the expiration of the Option Period and (ii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant's employment or service by the Company for Cause. Options that vest based on a Participant's continued service shall not become vested or exercisable prior to the first anniversary following the Date of Grant other than in connection with the Participant's death, Disability or pursuant to Section 12 of the Plan. Notwithstanding the foregoing, up to five percent (5%) of the available shares of Common Stock authorized for issuance pursuant to Section 5(a) of the Plan may be subject to Awards of Options and SARs that vest, partially or in full, prior to the first anniversary of the Date of Grant.

          (d)    Method of Exercise and Form of Payment.    No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written notice of exercise or, if provided for, electronic notice of exercise, to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock having a Fair Market Value on the date of exercise equal to the Exercise Price (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company), provided, that such shares of Common Stock are not subject to any pledge or other security interest and are held for the applicable period as determined by the Company's auditors to avoid adverse accounting charges, and (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted "cashless exercise" pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a "net exercise" method whereby the Company withholds from the delivery of the shares of Common Stock for which the Option was exercised that number of shares of Common Stock having a Fair Market Value equal to the aggregate Exercise Price for the shares of Common Stock for which the Option was exercised. Any fractional shares of Common Stock shall be settled in cash. The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Option that may be purchased on any exercise of an Option; provided, that such minimum number will not prevent Optionee from exercising the full number of shares of Common Stock as to which the Option is then exercisable.

          (~~d~~e)    Notification upon Disqualifying Disposition of an Incentive Stock Option.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such shares of Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

          (~~e~~f)    Compliance With Laws, etc.    Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed, traded or reported.

        8.    Stock Appreciation Rights.

          (a)    Generally.    Each SAR granted under the Plan shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

          (b)    Strike Price.    The Strike Price per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.

          (c)    Vesting and Expiration.    ~~A~~Subject to the last sentence of this Section 8(c), a SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR shall (i) vest and become exercisable in such manner and on such date or dates, and (ii) expire after such period, not to exceed ten years (the "SAR Period"), in each case as may be determined by the Committee and as set forth in an Award agreement; provided, however, that notwithstanding any vesting dates set by the Committee in the Award agreement, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant's death or Disability, but not later than the expiration of the

  SAR Period or (B) ninety (90) days following termination of employment or service for any reason other than such Participant's death or Disability, and other than such Participant's termination of employment or service for Cause, but not later than the expiration of the SAR Period and (ii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant's employment or service by the Company for Cause. SARs that vest based on a Participant's continued service shall not become vested or exercisable prior to the first anniversary following the Date of Grant other than in connection with the Participant's death, Disability or pursuant to Section 12 of the Plan. Notwithstanding the foregoing, up to five percent (5%) of the available shares of Common Stock authorized for issuance pursuant to Section 5(a) of the Plan may be subject to Awards of Options and SARs that vest, partially or in full, prior to the first anniversary of the Date of Grant.

          (d)    Method of Exercise.    SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value of a share of Common Stock exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

          (~~d~~e)    Payment.    Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock with a Fair Market Value equal to such amount, or any combination thereof, as determined by the Committee in an Award agreement. Any fractional share of Common Stock shall be settled in cash.

        9.    Restricted Stock and Restricted Stock Units.

          (a)    Generally.    Each such grant of Restricted Stock or Restricted Stock Units under the Plan shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

          (b)    Restricted Stock—Accounts, Escrow or Similar Arrangement.    Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant's name at the Company's transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and unless otherwise set forth in an applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

          (c)    Vesting; Acceleration of Lapse of Restrictions.    The Restricted Period shall lapse with respect to an Award of Restricted Stock or Restricted Stock Units at such times as provided by the Committee in an Award agreement, and the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant.

          (d)    Delivery of Restricted Stock and Settlement of Restricted Stock Units.

              (i)  Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

             (ii)  Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Restricted Stock Units or (ii) defer the delivery of shares of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the shares of Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

        10.    Stock Bonus Awards.    The Committee may issue unrestricted shares of Common Stock, or other Awards denominated in shares of Common Stock, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

        11.    Performance Compensation Awards.

          (a)    Generally.    The Committee shall have the authority, at the time of grant of any Award described in Sections 9 or 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code. The Committee shall also have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          (b)    Discretion of Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the

  Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

          (c)    Performance Criteria.    The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions, reportable segments or operational units, or any combination of the foregoing) and shall include one or more of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating income or profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return (absolute or relative)); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) working capital targets; (xvi) measures of economic value added; (xvii) enterprise value; (xviii) debt levels and net debt; (xix) combined ratio; (xx) timely launch of new facilities; (xxi) employee retention; (xxii) performance relative to budget; (xxiii) safety performance targets; (xxiv) objective measures of personal targets, goals or completion of projects; (xxv) drilling capital efficiency; (xxvi) drilling rate of return; (xxvii) production; (xxviii) new reserves; (xxix) direct lifting costs; and (xxx) SEC finding costs. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of a Participant and the Company (and/or one or more Affiliates, divisions, reportable segments or operational units, or any combination of the foregoing), as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

          (d)    Modification of Performance Criteria/Goal(s).    In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee shall adjust or modify the calculation of a Performance Goal for a Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company's fiscal year.

          (e)    Payment of Performance Compensation Awards.

            (i)    Condition to Receipt of Payment.    Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company or an Affiliate of the Company on the date of payment with respect to a Performance Period to be eligible to receive such payment in respect of a Performance Compensation Award for the preceding Performance Period.

            (ii)    Limitation.    A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

            (iii)    Certification.    Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

            (iv)    Use of Negative Discretion.    In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

          (f)    Timing of Award Payments.    Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed; provided, however, that such Performance Compensation Awards may be deferred and paid after such date so long deferrals are made in accordance with Section 409A of the Code and applicable guidance thereunder.

        12.    Changes in Capital Structure and Similar Events.

          (a)    Effect of Certain Events.    In the event of (A) any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (B) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

              (i)  adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

             (ii)  providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

            (iii)  canceling any one or more outstanding Awards or portion thereof and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that in the case of any "equity restructuring" (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004) and FASB Accounting Standards Codification Topic 718) or any successor rule, the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act or the exemption under Section 409A, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

          (b)    Effect of Change in Control.    Unless specifically provided otherwise with respect to Change in Control events in an Award or in a then-effective written employment agreement between the Participant and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, (i) each Option and SAR which is at the time outstanding under the Plan shall automatically become fully vested and exercisable with respect to all shares of Common Stock covered thereby, (ii) the Restricted Period shall expire and restrictions applicable to all outstanding Restricted Stock Awards and Restricted Stock Units shall lapse and such Awards shall become fully vested and (iii) Performance Periods in effect on the date the Change in Control occurs shall end on such date and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (B) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee's determination of the degree of attainment of the Performance Goals, or assuming that the applicable "target" levels of performance have been attained or on such other basis determined by the Committee whichever is greater.

          (c)   The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Company Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

        13.    Amendments and Termination.

          (a)    Amendment and Termination of the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 11(c) or Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Stock may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

          (b)    Amendment of Award agreements.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price or minimum vesting requirements of any Option or the Strike Price or minimum vesting requirements of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a "repricing" for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

        14.    General.

          (a)    Award Agreements.    Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

          (b)    Nontransferability.

              (i)  Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

             (ii)  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the "Immediate Family Members"); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

            (iii)  The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee, and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

          (c)    Tax Withholding.

              (i)  A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding taxes.

             (ii)  Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest and are held for the applicable period as determined by the Company's auditors to avoid adverse accounting charges) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

          (d)    No Claim to Awards; No Rights to Continued Employment; Waiver.    No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

          (e)    International Participants.    With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) "covered employees" within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards (or adopt a subplan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

          (f)    Designation and Change of Beneficiary.    Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Notwithstanding anything herein to the contrary, to the extent that a Participant's beneficiary designation would result in a duplication of, or unintended, benefits payable under this Plan or would otherwise violate applicable law, the Committee shall have the authority to disregard such designation and payments shall be made in accordance with applicable law.

          (g)    Termination of Employment/Service.    Unless determined otherwise by the Committee at any point following such event or as otherwise provided in an Award agreement, service shall not be considered terminated in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of any employee, director or consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of employee, director or consultant. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option, if such leave exceeds three (3) months, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day following the expiration of such three (3) month period.

          (h)    No Rights as a Stockholder.    Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Awards hereunder until such shares have been issued or delivered to that person.

          (i)    Government and Other Regulations.

              (i)  The obligation of the Company to settle Awards in shares of Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

             (ii)  The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of shares of Common Stock to the Participant, the Participant's acquisition of shares of Common Stock from the Company and/or the Participant's sale of shares of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

            (iii)  Notwithstanding any provision in this Plan or any Award agreement to the contrary, Awards granted hereunder shall be subject, to the extent applicable, (A) to any clawback policy adopted by the Company, and (B) to the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and rules, regulations and binding, published guidance thereunder, which legislation provides for the clawback and recovery of incentive compensation in the event of certain financial statement restatements. If, pursuant to Section 10D of the Securities Exchange Act of 1934, as amended, the Company would not be eligible for continued listing, if applicable, under Section 10D(a) of the Exchange Act if it did not adopt policies consistent with Section 10D(b) of the Exchange Act, then, in accordance with those policies that are so required, any incentive-based compensation payable to a Participant under this Plan shall be subject to claw-back in the circumstances, to the extent, and in the manner, required by Section 10D(b)(2) of the Exchange Act, as interpreted by rules of the Securities Exchange Commission.

          (j)    Payments to Persons Other Than Participants.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

          (k)    Nonexclusivity of the Plan.    Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

          (l)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

          (m)    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

          (n)    Relationship to Other Benefits.    No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

          (o)    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

          (p)    Severability.    If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (q)    Obligations Binding on Successors.    The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

          (r)    Shareholder Approval.    The Plan ~~shall become effective on the Effective Date, provided, however, that, no Incentive Stock Options shall be valid as an Incentive Stock Option unless and until the Plan has been approved by shareholders within the twelve (12) month period following adoption of by the Board in the manner provided under Section 424 and Treasury Regulations thereunder, and any Option awarded as an Incentive Stock Option prior to such shareholder approval shall be treated as a Nonqualified Stock Option. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and approved by shareholders at a meeting at which directors are to be elected that occurs after the close of the third (3rd) calendar year following the year in which the Company's initial public offering of its Common Stock occurred or earlier as may be required so as to comply with Code Section 162(m). Nothing in this clause, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.~~, as amended and restated herein, is effective as of March 30, 2016, subject to approval by the Company's shareholders.

          (s)    Expenses; Gender; Titles and Headings.    The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

          (t)    Other Agreements.    Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of shares of Common Stock under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

          (u)    Payments.    Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive shares of Common Stock under any Award made under the Plan.

          (v)    Section 409A.    The Plan and the Awards hereunder are intended to either comply with, or be exempt from, the requirements of Section 409A of the Code. To the extent that the Plan or any Award is not exempt from the requirements of Section 409A of the Code, the Plan and any such Award intended to comply with the requirements of Section 409A of the Code shall be limited, construed and interpreted in accordance with such intent. Notwithstanding the foregoing, in no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed by Section 409A of the Code or any damages relating to any failure to comply with Section 409A of the Code.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. LAREDO PETROLEUM, INC. 15 W. SIXTH STREET, SUITE 900 TULSA, OK 74119 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E07421-P75290 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. LAREDO PETROLEUM, INC. The Board of Directors recommends you vote FOR the following: For Withhold AllAll For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! 1. Election of Directors Nominees: 01) 02) 03) Pamela S. Pierce B.Z. (Bill) Parker Ambassador Francis Rooney For Against Abstain The Board of Directors recommends you vote FOR proposals 2, 3 and 4. ! ! ! ! ! ! ! ! ! 2. Approval of an amendment to, and the performance-based compensation terms under, the Laredo Petroleum, Inc. 2011 Omnibus Equity Incentive Plan. 3. The ratification of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016. 4. Advisory vote to approve the compensation of the named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes/comments, mark here. (see reverse for instructions) ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The 2015 Annual Report to Stockholders and Notice and Proxy Statement are available at www.proxyvote.com. E07422-P75290 LAREDO PETROLEUM, INC. Annual Meeting of Stockholders May 25, 2016 9:00 AM CDT This proxy is solicited by the Board of Directors The undersigned hereby appoints Randy A. Foutch and Richard C. Buterbaugh as proxies, each with full power of substitution, to represent and vote, as designated on the reverse side all the shares of Common Stock of Laredo Petroleum, Inc. held of record by the undersigned on March 28, 2016, at the Annual Meeting of Stockholders to be held at the Thomas Gilcrease Museum located at 1400 North Gilcrease Museum Road, Tulsa, Oklahoma 74127 on May 25, 2016 or any adjournment or postponement thereof. IF YOU SPECIFY A VOTE ON A PROPOSAL, YOUR PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED "FOR" PROPOSALS 1, 2, 3, and 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN THE DISCRETION OF THE PROXIES. The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2015 Annual Report to Stockholders. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: